UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

ARMATA PHARMACEUTICALS, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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Title of each class of securities to which transaction applies:

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(3)
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Fee paid previously with preliminary materials.

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PRELIMINARY PROXY STATEMENT, SUBJECT TO COMPLETION, DATED FEBRUARY 21, 2020
Dear Shareholder:
You are cordially invited to attend a special meeting of the shareholders (the “Special Meeting”) of Armata Pharmaceuticals, Inc., a Washington corporation (“Armata,” the “Company,” “we,” “our” or “us”). The Special Meeting will be held on [      ], [           ] [  ], 2020 at [11:00] a.m. local time at our principal executive offices at 4503 Glencoe Avenue, Marina del Rey, California 90292, unless postponed or adjourned to a later date.
On January 27, 2020, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Innoviva, Inc. (Nasdaq: INVA) (“Innoviva”), pursuant to which the Company agreed to issue and sell to Innoviva, in a private placement (the “Private Placement”), up to 8,710,800 newly issued shares (the “Shares”) of our common stock, par value $0.01 (the “Common Stock”), and warrants (the “Warrants”) to purchase up to 8,710,800 shares of Common Stock, with an exercise price per share of  $2.87. The Purchase Agreement provides for the sale of the Shares and Warrants to Innoviva in units, each consisting of one Share and one Warrant, for a per unit price of  $2.87.
The Private Placement is occurring in two tranches. The closing of the first tranche (the “First Closing”, and the issuance of Shares in the First Closing, the “First Placement”) occurred on February 12, 2020 after the satisfaction of certain closing conditions, including obtaining voting agreements from shareholders of the Company representing at least 50.1% of the outstanding shares of Common Stock. As of the date hereof, Armata had obtained voting agreements from shareholders representing [55.7]% of the outstanding shares of Common Stock, which outstanding shares of Common Stock includes shares held by Innoviva as of the date hereof  (and which represents [61.3]% of the outstanding shares of Common Stock excluding those held by Innoviva). In connection with the First Closing, Armata issued 993,139 shares of Common Stock and Warrants to purchase 993,139 shares of Common Stock (which was the maximum number of Shares and Warrants issuable to Innoviva in compliance with any and all applicable laws and without the requirement for the prior receipt of the shareholders’ approval under the listing requirements of the NYSE American) in exchange for net proceeds of approximately $2.8 million.
At the closing of the second tranche (the “Second Closing”, and the issuance of Shares in the Second Closing, the “Second Placement”), subject to satisfaction of certain closing conditions, including the Company’s shareholders voting in favor of the transaction at this Special Meeting, Innoviva will purchase approximately 7.7 million shares of Common Stock and Warrants to purchase approximately 7.7 million shares of Common Stock for an aggregate purchase price of approximately $22.2 million.
At the First Closing, Innoviva and the Company entered into an investor rights agreement (the “Investor Rights Agreement”), which provides that, for so long as Innoviva and its affiliates hold at least 12.5% of the outstanding shares of Common Stock on a fully-diluted basis, Innoviva shall have the right to designate two (2) directors to the Board of Directors of the Company (the “Board”), and, for so long as Innoviva and its affiliates hold at least 8% but less than 12.5% of the outstanding shares of Common Stock on a fully-diluted basis, Innoviva shall have the right to designate one (1) director to the Board, subject to certain qualifications and conditions in the Investor Rights Agreement. In connection with the First Closing, on February 12, 2020, two of Armata’s Board members, Richard Bear and Michael Perry, resigned from the Board, and Innoviva appointed Sarah Schlesinger, M.D. and Odysseas Kostas, M.D. to fill the newly created vacancies on the Board. The Investor Rights Agreement also provides for participation rights for Innoviva to participate in future offerings of equity securities by the Company.
The Second Closing is expected to occur by the end of the first quarter of 2020, subject to the satisfaction of certain closing conditions referenced above. Following the Second Closing, Innoviva will become our largest shareholder, owning approximately 47% of the Company, assuming no exercise of the Warrants, and if Innoviva exercises the Warrants, it will own approximately 64% of the Company — either of which will result in a change of control of the Company under the rules of the NYSE American.
In addition, the Purchase Agreement provides that prior to the consummation of the Second Closing, Armata will effect an amendment to its Amended and Restated Articles of Incorporation, as amended, to renounce any interest or expectancy of the Company in, or in being offered an opportunity to participate in, any business opportunity that is presented to its directors, officers or shareholders.
In connection with the transactions described above, the Company is holding the Special Meeting for the following purposes, as more fully described in the accompanying proxy statement:
1.
To approve the closing of the Second Placement, which, combined with the First Placement, will result in (i) the issuance of shares equal to 20% or more of the outstanding common stock of the Company for less than the greater of book or market value of the Company’s Common Stock, as required by and in accordance with NYSE American Company Guide Rule 713 and (ii) a “change of control” of the Company, as required by and in accordance with NYSE American Company Guide Rule 713 (the “Private Placement Proposal”);

2.
To approve an amendment to the Company’s Amended and Restated Articles of Incorporation, as amended, to renounce any interest or expectancy of the Company in, or in being offered an opportunity to participate in, any business opportunity that is presented to Armata’s directors, officers or shareholders (the “Corporate Opportunities Amendment”, and such proposal, the “Charter Amendment Proposal”);

3.
To authorize the adjournment of the Special Meeting in order to permit the solicitation of additional proxies if there are not sufficient votes to approve Proposals 1 and 2 described above at the time of the Special Meeting; and

4.
To conduct any other business properly brought before the Special Meeting or any adjournment or postponement thereof.

If the Private Placement contemplated by the Purchase Agreement is completed, Innoviva will become the majority shareholder of the Company. The Company’s Common Stock will continue to be listed on the NYSE American, and the Company will continue as a public reporting company under the rules of the U.S. Securities and Exchange Commission.
After careful consideration, the Board unanimously determined that the Purchase Agreement and the transactions contemplated thereby, including the Private Placement and the Corporate Opportunities Amendment, are expedient and in the best interests of the Company and its shareholders, and has determined to recommend that the Company’s shareholders vote to approve each of the proposals set forth in this proxy statement. Accordingly, the Board unanimously recommends that you vote FOR Proposals 1 and 2 described above and FOR the authorization to adjourn the Special Meeting in order to permit the solicitation of additional proxies if there are not sufficient votes to approve Proposals 1 and 2 at the time of the Special Meeting.
The Proxy Statement attached to this letter provides you with more specific information concerning the Special Meeting, the Purchase Agreement, the transactions contemplated by the Purchase Agreement, including the Private Placement and the Corporate Opportunities Amendment, and other related matters, including information as to how to cast your vote. The Company encourages you to read the entire proxy statement, the copy of the Purchase Agreement attached as Annex A to the proxy statement, and the other annexes to the proxy statement carefully and in their entirely.
Your vote is important, regardless of the number of shares of Common Stock that you own. Under the rules of the NYSE American, the affirmative vote of the majority of votes cast at a meeting where quorum is present is required for the approval of Proposal 1. Under our Charter, the affirmative vote of a majority of the outstanding shares of Common Stock on the record date for the Special Meeting is required for approval of Proposal 2. Under our Bylaws, the affirmative vote of the majority of votes represented at a meeting, whether in person or by proxy, is required for approval of Proposal 3.
Whether or not you plan to attend the Special Meeting in person, please vote your proxy as soon as possible to assure a quorum. Under our Bylaws, a majority of the votes entitled to be cast on a matter by the holders of shares that are entitled to vote and be counted collectively upon such matter, represented in person or by proxy, constitutes a quorum. You may vote by attending the Special Meeting in person, by submitting a proxy over the internet or by telephone, or by mailing the enclosed proxy card pursuant to the instructions provided in the accompanying proxy statement. If your shares of Common Stock are held in “street name” by your broker, bank or other nominee, then in order to vote, you will need to instruct your broker, bank or other nominee on how to vote your shares by using the instructions provided by your broker, bank or other nominee. The proposals for consideration at the Special Meeting are considered

“non-routine” matters, and, therefore, no broker has discretion to vote on any of the proposals to be considered at the meeting without voting instructions from the beneficial owner of the shares. A stockholder’s shares will not be counted as present for the purpose of determining the existence of a quorum if no instructions have been provided on how to vote on any of the proposals.
Only those shareholders who own shares of Common Stock at the close of business on [      ] [  ], 2020, the record date for the Special Meeting, will be entitled to vote at the Special Meeting or any adjournment or postponement thereof.
By Order of the Board of Directors,
Richard J. Bastiani, Ph.D. Chairman of the Board of Directors
Marina del Rey, California
[      ] [  ], 2020
The accompanying proxy statement is dated [      ] [  ], 2020, and is first being mailed to our shareholders on or about [      ] [  ], 2020.

PRELIMINARY PROXY STATEMENT, SUBJECT TO COMPLETION, DATED FEBRUARY 21, 2020
ARMATA PHARMACEUTICALS, INC.
4503 Glencoe Avenue
Marina del Rey, California 90292
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON [           ] [   ], 2020
Dear Shareholders:
You are cordially invited to attend the Special Meeting (the “Special Meeting”) of the shareholders of Armata Pharmaceuticals, Inc., a Washington corporation (“Armata,” the “Company,” “we,” “our” or “us”). The Special Meeting will be held on [      ], [           ] [   ], 2020 at [11:00] a.m. local time at our principal executive offices at 4503 Glencoe Avenue, Marina del Rey, California 90292, unless postponed or adjourned to a later date, for the following purposes:
1.
To approve the closing of the second tranche of a private placement transaction, which, combined with the first tranche of such transaction, will result in (i) the issuance and sale to Innoviva, Inc. of 8,710,800 newly issued shares of our common stock, par value $0.01 (the “Common Stock”), and warrants to purchase 8,710,800 shares of Common Stock, with an exercise price per share of $2.87, equal to 20% or more of the outstanding Common Stock of the Company for less than the greater of book or market value of the Company’s Common Stock, as required by and in accordance with NYSE American Company Guide Rule 713 and (ii) a “change of control” of the Company, as required by and in accordance with NYSE American Company Guide Rule 713 (the “Private Placement Proposal”);

2.
To approve an amendment to the Company’s Amended and Restated Articles of Incorporation, as amended, to renounce any interest or expectancy of the Company in, or in being offered an opportunity to participate in, any business opportunity that is presented to Armata’s directors, officers or shareholders (the “Corporate Opportunities Amendment”, and such proposal, the “Charter Amendment Proposal”);

3.
To authorize the adjournment of the Special Meeting in order to permit the solicitation of additional proxies if there are not sufficient votes to approve Proposals 1 and 2 described above at the time of the Special Meeting; and

4.
To conduct any other business properly brought before the Special Meeting or any adjournment or postponement thereof.

The Board of Directors of the Company has fixed [      ] [   ], 2020 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting and any adjournment or postponement thereof. Only holders of record of shares of the Common Stock at the close of business on the record date are entitled to notice of, and to vote at, the Special Meeting. At the close of business on the record date, the Company had [   ] shares of Common Stock outstanding and entitled to vote.
Your vote is important, regardless of the number of shares of Common Stock that you own. Whether or not you plan to attend the Special Meeting in person, please vote your proxy as soon as possible to assure a quorum. You may vote by attending the Special Meeting in person, by submitting a proxy over the internet or by telephone, or by mailing the enclosed proxy card pursuant to the instructions provided in the accompanying proxy statement. If your shares of Common Stock are held in “street name” by your broker, bank or other nominee, then in order to vote, you will need to instruct your broker, bank or other nominee on how to vote your shares by using the instructions provided by your broker, bank or other nominee.
By Order of the Board of Directors,
Richard J. Bastiani, Ph.D. Chairman of the Board of Directors
Marina del Rey, California
[      ] [  ], 2020
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on [           ] [   ], 2020:
The Notice of Special Meeting and the proxy statement are available at
https://investor.armatapharma.com/annual-reports-and-proxy

ARMATA PHARMACEUTICALS, INC.
4503 Glencoe Avenue
Marina del Rey, California 90292
PROXY STATEMENT
FOR THE SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON [           ] [  ], 2020
This proxy statement contains information related to the Special Meeting of Shareholders (the “Special Meeting”) of Armata Pharmaceuticals, Inc. (“Armata,” the “Company,” “we,” “our” or “us”) to be held on [      ], [      ] [  ], 2020 at [11:00] a.m. local time at our principal executive offices at 4503 Glencoe Avenue, Marina del Rey, California 90292, and at any adjournments or postponements thereof. This proxy statement, along with the accompanying Notice of Special Meeting of Shareholders, summarizes the information you need to know to vote by proxy or in person at the Special Meeting. We anticipate that on or about [      ] [  ], 2020, we will begin mailing this proxy statement, along with a Notice of Special Meeting of Shareholders and a form of proxy, to all shareholders entitled to vote at the Special Meeting. The following are answers to certain questions that you may have regarding the Special Meeting. We urge you to read carefully the remainder of this joint proxy statement because the information in this section may not provide all the information that you may consider important in determining how to vote.
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND
THE SPECIAL MEETING
Why am I receiving this Proxy Statement?
The Board of Directors (the “Board” or “Board or Directors”) is inviting you to vote at the Special Meeting, including any adjournments or postponements of the Special Meeting, because you were a shareholder of record at the close of business on [      ] [  ], 2020 and are entitled to vote at the Special Meeting on the proposals specified below.
This proxy statement summarizes the information you need to know to vote at the Special Meeting. You are invited to attend the Special Meeting in person to vote on the proposals described in this proxy statement. However, you do not need to attend the Special Meeting to vote your shares. Instead, you may follow the instructions below to submit your proxy to vote your shares.
What am I voting on?
On January 27, 2020, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Innoviva, Inc. (Nasdaq: INVA) (“Innoviva”), pursuant to which the Company agreed to issue and sell to Innoviva, in a private placement (the “Private Placement”), up to 8,710,800 newly issued shares (the “Shares”) of our common stock, par value $0.01 (the “Common Stock”), and warrants (the “Warrants”) to purchase up to 8,710,800 shares of Common Stock, with an exercise price per share of  $2.87. The Purchase Agreement provides for the sale of the Shares and Warrants to Innoviva in units, each consisting of one Share and one Warrant, for a per unit price of  $2.87.
The Private Placement is occurring in two tranches. The closing of the first tranche (the “First Closing”, and the issuance of Shares in the First Closing, the “First Placement”) occurred on February 12, 2020 after the satisfaction of certain closing conditions, including obtaining voting agreements from shareholders of the Company representing at least 50.1% of the outstanding shares of Common Stock. As of the date hereof, Armata has obtained voting agreements from shareholders representing [55.7]% of the outstanding shares of Common Stock, which outstanding shares of Common Stock includes shares held by Innoviva as of the date hereof  (and which represents [61.3]% of the outstanding shares of Common Stock excluding those held by Innoviva). In connection with the First Closing, Armata issued 993,139 shares of Common Stock and Warrants to purchase 993,139 shares of Common Stock (which was the maximum number of Shares and Warrants issuable to Innoviva in compliance with any and all applicable laws and without the requirement for the prior receipt of the shareholders’ approval under the listing requirements of the NYSE American) in exchange for net proceeds of approximately $2.8 million.

At the closing of the second tranche (the “Second Closing”, and the issuance of Shares in the Second Closing, the “Second Placement”), subject to satisfaction of certain closing conditions, including the Company’s shareholders voting in favor of the transaction at this Special Meeting, Innoviva will purchase approximately 7.7 million shares of Common Stock and Warrants to purchase approximately 7.7 million shares of Common Stock for an aggregate purchase price of approximately $22.2 million.
There are three matters scheduled for a vote:
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Proposal 1:   To approve the closing of the Second Placement, which, combined with the First Placement, will result in (i) the issuance of shares equal to 20% or more of the outstanding common stock of the Company for less than the greater of book or market value of the Company’s Common Stock, as required by and in accordance with NYSE American Company Guide Rule 713 and (ii) a “change of control” of the Company, as required by and in accordance with NYSE American Company Guide Rule 713 (the “Private Placement Proposal”);

•
Proposal 2:   To approve an amendment to the Company’s Amended and Restated Articles of Incorporation, as amended (the “Articles of Incorporation”), to renounce any interest or expectancy of the Company in, or in being offered an opportunity to participate in, any business opportunity that is presented to Armata’s directors, officers or shareholders (the “Corporate Opportunities Amendment”); and

•
Proposal 3:   To authorize the adjournment of the Special Meeting in order to permit the solicitation of additional proxies if there are not sufficient votes to approve Proposals 1 and 2 described above at the time of the Special Meeting.

When is the Second Placement expected to be completed?
The Second Placement is expected to be completed by the end of the first quarter of 2020.
What are the primary terms of the Private Placement to Innoviva?
In the Private Placement, we are issuing and selling, and Innoviva is purchasing, 8,710,800 newly issued Shares and Warrants to purchase 8,710,800 shares of Common Stock, with an exercise price per share of $2.87. The Shares and Warrants are being issued and sold to Innoviva as units, each consisting of one Share and one Warrant, for a per unit price of  $2.87.
The Private Placement is occurring in two tranches. The closing of the first tranche (the “First Closing”, and the issuance of Shares in the First Closing, the “First Placement”) occurred on February 12, 2020 after the satisfaction of certain closing conditions, including obtaining voting agreements from shareholders of the Company representing at least 50.1% of the outstanding shares of Common Stock. In connection with the First Closing, Armata issued 993,139 shares of Common Stock and Warrants to purchase 993,139 shares of Common Stock (which was the maximum number of Shares and Warrants issuable to Innoviva in compliance with any and all applicable laws and without the requirement for the prior receipt of the shareholders’ approval under the listing requirements of the NYSE American) in exchange for net proceeds of approximately $2.8 million.
At the closing of the second tranche (the “Second Closing”, and the issuance of Shares in the Second Closing, the “Second Placement”), subject to satisfaction of certain closing conditions, including the Company’s shareholders voting in favor of the transaction at this Special Meeting, Innoviva will purchase approximately 7.7 million shares of Common Stock and Warrants to purchase approximately 7.7 million shares of Common Stock for an aggregate purchase price of approximately $22.2 million.
Following the Second Closing, Innoviva will become our largest shareholder, owning approximately 47% of the Company, assuming no exercise of the Warrants, and if Innoviva exercises the Warrants, it will own approximately 64% of the Company — either of which will result in a change of control of the Company under the rules of the NYSE American. For more details about the Private Placement, please see “Proposal 1 — Approval of the Private Placement to Innoviva.”

If shareholders approve the Private Placement, will I be required to sell my Common Stock?
The Private Placement involves the purchase by Innoviva of newly issued shares of Common Stock. It is not a purchase of shares from our existing shareholders or a merger, pursuant to which our shareholders would receive consideration in exchange for their Common Stock. You will not be required to sell your Common Stock.
If the Private Placement is approved, will we remain a public company?
Whether or not the Private Placement is approved, we will continue to remain a public company, with our shares listed for trading on the NYSE American and the requirement to file our annual reports (including the audited financial statements contained therein) and other reports with the U.S. Securities and Exchange Commission (the “SEC”).
What is the effect to us and our other shareholders of having Innoviva as our largest shareholder?
Except as set forth in the Investor Rights Agreement (as defined below), all shares of Common Stock of the Company, regardless of who owns them, have the same rights and privileges. See “Proposal 1 — Purchase Agreement and Private Placement”.
Because of Innoviva’s significant ownership of us following the Private Placement, any transaction or arrangement between us, on the one hand, and Innoviva or any of its affiliates, on the other hand, will need to be approved by the Board consistent with its fiduciary duties to all of our shareholders. This will entail full disclosure to the Board, as well as separate approval by the Audit Committee of the Board, which is composed solely of the independent directors. In addition, relationships, transactions or other arrangements between us and Innoviva and/or its affiliates must be disclosed by us in our filings with the SEC.
Following the Second Closing of the Private Placement, Innoviva will be Armata’s largest shareholder and, assuming Innoviva exercises the Warrants, it would own a majority of the outstanding shares of Common Stock and Armata would be treated as a “controlled company” under the rules of the NYSE American. As a controlled company, our Compensation Committee and Nominating and Corporate Governance Committee would no longer be required to be composed solely of independent directors. Under the rules of the NYSE American and the SEC, our Audit Committee must continue to be composed solely of independent directors, regardless of whether or not Amrata is a controlled company. In addition, if Innoviva owns a majority of our Common Stock, it will have sufficient votes to elect all of our directors and to approve any other corporate action requiring the affirmative vote of holders of a majority of our outstanding shares of Common Stock.
Does the Board recommend shareholder approval of the Private Placement?
After careful consideration, the Board determined that the Purchase Agreement and the transactions contemplated thereby, including the Private Placement and the Corporate Opportunities Amendment, are expedient and in the best interests of us and our shareholders.
Accordingly, the Board unanimously recommends that our shareholders vote:
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“FOR” Proposal 1:   approval of Private Placement Proposal;

•
“FOR” Proposal 2:   approval of the Charter Amendment Proposal; and

•
“FOR” Proposal 3:   To authorize the adjournment of the Special Meeting in order to permit the solicitation of additional proxies if there are not sufficient votes to approve Proposals 1 and 2 described above at the time of the Special Meeting.

What factors did the Board consider and what were its reasons for approving the Purchase Agreement and recommending that the shareholders approve the Private Placement?
After careful consideration, the Board determined that the Purchase Agreement and the transactions contemplated thereby, including the Private Placement and the Corporate Opportunities Amendment, are

expedient and in the best interests of us and our shareholders, and determined to recommend that our shareholders approve the Private Placement.
In making its determinations, the Board considered various factors, including:
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The value of Innoviva as a principal shareholder and potential “guiding partner” in helping Armata with its ongoing advancement of its bacteriophage development programs, including the expected first in human studies related to Armata’s lead phage candidate, AP-PA02, targeting Pseudomonas aeruginosa, as well as AP-SA02, its phage candidate targeting Staphylococcus Aureus.

•
The value of the directors that Innoviva appointed to the Board. Both Dr. Schelesinger and Dr. Kostas have demonstrated leadership in their fields and substantial knowledge of our industry, as well as prior experience serving as a director on the Boards of life sciences companies.

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The Company previously commenced a proposed $15.0 million registered public offering on Form S-1 (initially filed with the SEC on December 20, 2019, as amended), and engaged in several days of investor meetings to gauge interest in such offering.

•
The recent performance of the Company’s stock price on the NYSE American.

•
The immediate and long-term benefit to Armata’s financial condition of receiving approximately $25 million in cash from the sale of the Shares and Warrants, in light of the Company’s current cash position and longer-term liquidity needs.

•
The Company’s receipt of a fairness opinion from Ladenburg, its financial advisor, which stated that, in Ladenburg’s opinion, the Private Placement is fair, from a financial point of view, to the stockholders of the Company.

•
The Company management’s analysis of alternative sources of capital, including public or private sales of common stock, warrants, or convertible or nonconvertible debt securities and the likely price and other terms and conditions of such sales, which revealed significant cost of such financing, assuming it could be obtained, to the Company and the associated significant dilution to its shareholders, which the Board determined was substantially less favorable to the Company than pursuing the Second Placement.

•
Armata’s prior exploration of opportunities for strategic partnership and/or investment, based on which the Board believes that the Private Placement offers the best opportunity with greatest financial benefit and likelihood of successful development of its clinical programs, including the risks that any such anticipated benefits could ultimately not materialize.

•
The terms and conditions of the Purchase Agreement, including, among other things, the representations, warranties, covenants and agreements of the parties, the conditions to closing, the form and governance of the Company post-closing and the termination rights of the parties, taken as a whole, which the Board determined were more favorable to the Company and its stockholders than those terms and conditions negotiated with or offered by other potential strategic partners and/or investors.

•
Restrictions under the Purchase Agreement on the Company’s ability to operate its business in the ordinary course until the consummation of the Second Closing.

•
Potential risks associated with Innoviva’s significant ownership percentage following the Second Closing, including Innoviva’s the right to designate two directors on the Board, which will enable Innoviva to affect the outcome of, or exert significant influence over, all matters requiring Board or shareholder approval, including the election and removal of directors and any change in control, and could have the effect of delaying or preventing a change in control of us or otherwise discouraging or preventing a potential acquirer from attempting to obtain control of us, which, in turn, could have a negative effect on the market price of our Common Stock and could impact the low trading volume and volatility of our Common Stock.

•
Potential risks associated with alternatives to the Private Placement, including the potential impact on the price of Armata’s common stock and ability to generate sufficient capital to support the ongoing advancement of its bacteriophage development programs.

How do I attend the Special Meeting?
The Special Meeting will be held on [      ], [           ] [  ], 2020 at [11:00] a.m. local time at our principal executive offices at 4503 Glencoe Avenue, Marina del Rey, California 90292. Information on how to vote in person at the Special Meeting is discussed below.
Who can vote at the Special Meeting?
Only shareholders of record at the close of business on [      ] [  ], 2020 will be entitled to vote at the Special Meeting. On this record date, there were [      ] shares of Common Stock outstanding and entitled to vote.
Shareholder of Record: Shares Registered in Your Name
If on the record date your shares were registered directly in your name with our transfer agent, Computershare, Inc., then you are a shareholder of record. As a shareholder of record, you may vote in person at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting, we urge you to vote your shares over the internet, by telephone, or by mail by filling out and returning the enclosed proxy card in the postage-paid envelope provided.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank
If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and our proxy materials are being forwarded to you by that organization. The broker, bank, or other agent holding your account is considered to be the shareholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent regarding how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Special Meeting unless you request and obtain a valid proxy from your broker, bank, or other agent.
How do I vote?
For each of the proposals at the Special Meeting, you may vote “For” the proposal, “Against” the proposal, or abstain from voting.
The procedures for voting are fairly simple:
Shareholder of Record: Shares Registered in Your Name
If you are a shareholder of record, you may vote in person at the Special Meeting, or you may vote by proxy through the internet, over the telephone or by mail, using the enclosed proxy card. Whether or not you plan to attend the Special Meeting, we urge you to vote by proxy to ensure your vote is counted. Authorizing your proxy over the internet, by telephone or by mailing a proxy card will not limit your right to attend the Special Meeting and vote your shares in person.
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To vote in person, come to the Special Meeting and we will give you a ballot when you arrive.

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To vote through the internet, go to [www.           ] to complete an electronic proxy card. You will be asked to provide the control number from the enclosed proxy card. Your vote must be received by 11:59 p.m. Eastern Time on [           ] [  ], 2020 to be counted.

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To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the postage-paid envelope provided. If you return your signed proxy card to us before the Special Meeting, we will vote your shares as you direct.

•
To vote over the telephone, dial toll-free [(      )       -      ] using a touch-tone phone and follow the recorded instructions. You will be asked to provide the control number from the enclosed proxy card. Your vote must be received by 11:59 p.m. Eastern Time on [           ] [  ], 2020 to be counted.

Your proxy (one of the individuals named in your proxy card) will vote your shares per your instructions. If you are a shareholder of record, your shares will not be voted if you do not vote by internet or telephone, return your proxy card by mail or vote in person at the Special Meeting as described above; however, if you properly submit a proxy, but do not specify your voting choice on one or more of the proposals included thereon, your shares will be voted, as recommended by the Board of Directors: (1) to approve the Private Placement; (2) to approve the Corporate Opportunities Amendment; and (3) to authorize the adjournment of the Special Meeting in order to permit the solicitation of additional proxies if there are not sufficient votes to approve Proposals 1 and 2 at the time of the Special Meeting.
Beneficial Owner: Shares Registered in the Name of Broker or Bank
If you have shares held by a broker, bank or other agent, you may instruct such agent to vote your shares by following the instructions that such agent provides to you. Most brokers and nominees allow you to vote by mail, telephone and on the internet. As discussed further below, under New York Stock Exchange rules, the approval of the Private Placement Proposal (Proposal 1), and the approval of the Charter Amendment Proposal (Proposal 2) are considered “non-routine” matters, meaning that brokers, banks, or other agents who have not been furnished voting instructions from their clients will not be authorized to vote in their discretion on these proposals. The adjournment proposal (Proposal 3) is considered a “routine” matter, meaning that brokers, banks, or other agents who have not been furnished voting instructions from their clients will be authorized to vote on that proposal.
To vote in person at the Special Meeting, you must obtain a valid proxy form from your broker, bank or other agent. Follow the provided instructions from your broker or bank, or contact your broker or bank to request a proxy form.
We provide internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.
How many votes do I have?
On each matter to be voted upon, you have one vote for each share of Common Stock you owned as of the close of business on the record date.
What happens if I do not vote?
Shareholder of Record: Shares Registered in Your Name
If you are a shareholder of record and do not vote through the internet, by completing your proxy card, by telephone or in person at the Special Meeting, your shares will not be voted.
Beneficial Owner: Shares Registered in the Name of Broker or Bank
If you are a beneficial owner and do not instruct your broker, bank, or other agent how to vote your shares, the question of whether such agent will still be able to vote your shares depends on whether the New York Stock Exchange deems the particular proposal to be a “routine” matter. Brokers, banks and other agents can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the New York Stock Exchange, “non-routine” matters are matters that may substantially affect the rights or privileges of shareholders, such as mergers, shareholder proposals, elections of directors (even if not contested), and certain corporate governance proposals, even if management-supported. For these “non-routine” matters for which a broker, bank or other agent has not received voting instructions, a “broker non-vote” occurs. Accordingly, your broker, bank or other agent may not vote your shares on Proposal 1 or Proposal 2 without your instructions (resulting in “broker non-votes” for such matters), but may vote your shares on Proposal 3 even in the absence of your instruction.

What if I return a proxy card or otherwise vote but do not make specific choices?
If you return a signed and dated proxy card or otherwise vote without marking your voting selections, your shares will be voted, as applicable: “For” Proposal 1, the approval of the Private Placement Proposal; “For” Proposal 2, the approval of the Charter Amendment Proposal; and “For” Proposal 3, the authorization of the adjournment of the Special Meeting in order to permit the solicitation of additional proxies if there are not sufficient votes to approve Proposals 1 and 2 at the time of the Special Meeting.
Do stockholders have any dissenters’ right with regards to the matters proposed to be acted upon?
There are no rights of appraisal or other similar rights of dissenters under the laws of the State of Washington with respect to any of the matters proposed to be acted upon herein.
Are any of the Company stockholders already committed to vote in favor of the proposals?
Yes. As of the date hereof, Armata had obtained voting agreements from shareholders representing [55.7]% of the outstanding shares of Common Stock, which outstanding shares of Common Stock includes shares held by Innoviva as of the date hereof  (and which represents [61.3]% of the outstanding shares of Common Stock excluding those held by Innoviva). Pursuant to the voting agreements, such shareholders have agreed to vote their shares of Common Stock in favor of the proposals, subject to the terms and conditions in the voting agreements. For additional information, please refer to the disclosures set forth under the caption “Proposal 1 — Purchase Agreement and Private Placement”.
What happens if I sell my shares of Common Stock before the Special Meeting?
The record date for shareholders entitled to vote at the Special Meeting is earlier than the date of the Special Meeting. If you transfer your shares of common stock after the record date but before the Special Meeting, you will, unless special arrangements are made to confer the voting rights with respect to such shares to the transferee, retain your right to vote at the Special Meeting.
Who is paying for this proxy solicitation?
We will pay for the entire cost of soliciting proxies and have paid the entire expense of preparing, printing and mailing this proxy statement and any additional materials furnished to shareholders. In addition to solicitations by mail, our officers, directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Any officers, directors and employees will not be paid any additional compensation for soliciting proxies. We will also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
What does it mean if I receive more than one set of proxy materials?
If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions in each proxy card in the proxy materials, as applicable, to ensure that all of your shares are voted.
Can I change my vote or revoke my proxy after submission?
Shareholder of Record: Shares Registered in Your Name
Yes. You may revoke your proxy and change your vote at any time before the final vote at the Special Meeting. The cutoff time for voting through the internet or by telephone will be 11:59 P.M., Eastern Time, on [           ] [      ] [  ], 2020, the day before the Special Meeting. You may change your vote on the internet or by telephone (only your latest internet or telephone proxy submitted prior to the Special Meeting will be counted); by signing and returning a new proxy card with a later date; by sending a timely written notice that you are revoking your proxy to our Secretary at Armata Pharmaceuticals, Inc., 4503 Glencoe Avenue, Marina del Rey, California 90292; or by attending the Special Meeting and voting in person. However, your attendance at the Special Meeting will not automatically revoke your proxy unless you vote again at the Special Meeting or specifically request in writing that your prior proxy be revoked.

Beneficial Owner: Shares Registered in the Name of Broker or Bank
If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.
How are votes counted?
Votes generally.   Votes will be counted by the inspector of election appointed for the Special Meeting, who will separately count, for each proposal, votes “For” and “Against,” abstentions, and, if applicable, broker non-votes.
Abstentions and Broker Non-Votes.   Abstentions will count towards the quorum. Shares constituting broker “non-votes” are not counted or deemed to be present or represented for the purpose of determining whether shareholders have approved a matter or, unless the beneficial holder has provided voting instructions on at least one proposal, whether a quorum exits at the Special Meeting.
Required Vote.   The following table summarizes the minimum vote needed to approve each proposal and the effect of abstentions and broker non-votes.
Proposal Number	Proposal Description	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes
1	To approve the closing of the Second Placement, which, combined with the First Placement, will result in (i) the issuance of shares equal to 20% or more of the outstanding common stock of the Company for less than the greater of book or market value of the Company’s Common Stock, as required by and in accordance with NYSE American Company Guide Rule 713 and (ii) a “change of control” of the Company, as required by and in accordance with NYSE American Company Guide Rule 713.	The number of shares that cast a vote “For” the proposal must exceed the number of shares that cast a vote “Against” the proposal.	Against	Against
2	Approval of the amendment to the Company’s Amended and Restated Articles of Incorporation, as amended, to renounce any interest or expectancy of the Company in, or in being offered an opportunity to participate in, any business opportunity that is presented to Armata’s directors, officers or shareholders.	“For” votes from the holders of at least a majority of the shares outstanding on the record date.	Against	Against
3	To authorize an adjournment of the Special Meeting if there are not sufficient votes to approve Proposals 1 and 2 at the time of the Special Meeting.	The number of shares that cast a vote “For” the proposal must exceed the number of shares that cast a vote “Against” the proposal.	None	None

What is the quorum requirement?
A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present if shareholders holding at least a majority of the outstanding shares entitled to vote on a matter and be counted collectively upon such matter are present at the Special Meeting in person or represented by proxy. On the record date, there were [  ] shares outstanding and entitled to vote. Thus, the holders of  [  ] shares must be present in person or represented by proxy at the Special Meeting in order to have a quorum.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other agent) or if you vote in person at the Special Meeting. Abstentions will be counted towards the quorum requirement, but and broker non-votes will not be counted towards the quorum requirement. If there is no quorum, the holders of a majority of shares at the Special Meeting present in person or represented by proxy may adjourn the Special Meeting to another date.
Could other matters be decided at the Special Meeting?
The Board knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the Special Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.
How can I find out the results of the voting at the Special Meeting?
Preliminary voting results will be announced at the Special Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Special Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Special Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an amended Form 8-K to publish the final results.
How do the Armata’s insiders intend to vote their shares?
All of Armata’s current directors and executive officers are expected to vote their shares of common stock in favor of all proposals. On the record date, Armata’s current directors and executive officers beneficially owned and were entitled to vote an aggregate of  [290,235] shares, representing approximately [2.7]% of Armata’s issued and outstanding common stock.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION
This Proxy Statement contains statements that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act, as amended (the “Safe Harbor Provisions”), including statements about our beliefs or current expectations of our future financial prospects, operations and corporate governance procedures following the Private Placement with Innoviva, as well as our current beliefs of our future prospects if the Private Placement does not occur, whether as a result of a failure of our shareholders to approve the Private Placement or otherwise. We intend the forward-looking statements throughout this Proxy Statement to be covered by the Safe Harbor Provisions for forward-looking statements. These forward-looking statements involve risks and uncertainties that could cause actual outcomes to differ materially from those expressed or implied in such forward-looking statements. The forward-looking statements are based on assumptions that the Company believes to be reasonable; however, risks and uncertainties associated with such assumptions are difficult to predict and in many cases may be beyond the control of the Company. Investors are cautioned not to place undue reliance on such forward-looking statements.

PROPOSAL 1
Approval of Private Placement
Background of the Proposal; Reasons for Seeking Shareholder Approval
We are submitting this proposal for shareholder approval in order to comply with certain provisions of the NYSE American rules applicable to us and to comply with the terms of the Purchase Agreement. Our Common Stock is listed on the NYSE American, which makes us subject to a variety of rules and requirements set forth in the NYSE American Company Guide (the “Company Guide”). The closing of the Second Placement, together with the First Placement, will result in (i) the issuance of shares equal to 20% or more of the outstanding common stock of the Company for less than the greater of book or market value of the Company’s Common Stock, as required by and in accordance with the Company Guide Rule 713 and (ii) a “change of control” of the Company and would require a shareholder vote under the Company Guide Rule 713.
NYSE Private Placement Rule
Section 713 of the Company Guide requires us to obtain shareholder approval prior to the issuance of our Common Stock in connection with certain non-public offerings involving the sale, issuance or potential issuance by the Company of common stock (and/or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock outstanding before the issuance. Shares of our Common Stock issuable upon the exercise or conversion of warrants, options, debt instruments, preferred stock or other equity securities issued or granted in such non-public offerings will be considered shares issued in such a transaction in determining whether the 20% limit has been reached. The closing of the Second Placement, together with the First Placement, will result in the issuance of shares equal to 20% or more of the outstanding common stock of the Company for less than the greater of book or market value of the Company’s Common Stock within the meaning of Company Guide Rule 713.
The issuance of shares of our Common Stock, or other securities convertible into shares of our Common Stock, in accordance with any offerings would dilute, and thereby reduce, each existing shareholder’ proportionate ownership in our Common Stock. Our existing shareholders do not have preemptive rights to subscribe to additional shares that may be issued by the Company in private offerings in order to maintain their proportionate ownership of the Common Stock. In addition, the issuance of shares of Common Stock in one or more non-public offerings could have an anti-takeover effect. Such issuance could dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by the Company.
NYSE Change of Control Rule
The Company Guide requires us to obtain shareholder approval prior to certain issuances with respect to Common Stock or securities convertible into Common Stock that will result in a change of control of the Company. While this rule does not specifically define when a change in control of a company may be deemed to occur, guidance suggests that a change of control would occur, subject to certain limited exceptions, if, after a transaction, a person or an entity will hold 20% or more of such company’s then-outstanding capital stock. For the purpose of calculating the holdings of such person or entity, NYSE American would take into account, in addition to the securities received by such person or entity in the transaction, all of the shares owned by such person or entity unrelated to the transaction and would assume the conversion of any convertible securities held by such person or entity. The closing of the Second Placement, together with the First Placement, will result in a “change of control” of the Company within the meaning of Company Guide Rule 713.
Purchase Agreement and Private Placement
As previously disclosed, on January 27, 2020, we entered into the Purchase Agreement with Innoviva, pursuant to which we agreed to issue and sell to Innoviva, in a private placement priced at-the-market under NYSE American rules, up to 8,710,800 newly issued Shares and Warrants to purchase up to 8,710,800 shares of Common Stock, with an exercise price per share of  $2.87, subject to customary adjustments. Each

Share and Warrant will be issued and sold to Innoviva as a unit, for a per unit price of  $2.87. The Warrants will be immediately exercisable and expire five years from the date of issuance.
The Private Placement is occurring in two tranches. The First Closing occurred on February 12, 2020 after the satisfaction of certain closing conditions, including obtaining voting agreements from shareholders of the Company representing at least 50.1% of the outstanding shares of Common Stock. As of the date hereof, Armata has obtained voting agreements from shareholders representing [55.7]% of the outstanding shares of Common Stock, which outstanding shares of Common Stock includes shares held by Innoviva as of the date hereof  (and which represents [61.3]% of the outstanding shares of Common Stock excluding those held by Innoviva). In connection with the First Closing, Armata issued 993,139 shares of Common Stock and Warrants to purchase 993,139 shares of Common Stock (which was the maximum number of Shares and Warrants issuable to Innoviva in compliance with any and all applicable laws and without the requirement for the prior receipt of the shareholders’ approval under the listing requirements of the NYSE American) in exchange for net proceeds of approximately $2.8 million.
At the Second Closing, subject to satisfaction of certain closing conditions, including the Company’s shareholders voting in favor of the transaction at this Special Meeting, Innoviva will purchase approximately 7.7 million shares of Common Stock and Warrants to purchase approximately 7.7 million shares of Common Stock for an aggregate purchase price of approximately $22.2 million.
At the First Closing, Innoviva and the Company entered into an investor rights agreement (the “Investor Rights Agreement”), which provides that, for so long as Innoviva and its affiliates hold at least 12.5% of the outstanding shares of Common Stock on a fully-diluted basis, Innoviva shall have the right to designate two (2) directors to the Board, and, for so long as Innoviva and its affiliates hold at least 8% but less than 12.5% of the outstanding shares of Common Stock on a fully-diluted basis, Innoviva shall have the right to designate one (1) director to the Board, subject to certain qualifications and conditions in the Investor Rights Agreement. In connection with the First Closing, on February 12, 2020, two of our current Board members, Richard Bear and Michael Perry, resigned from the Board, and Innoviva appointed Sarah Schlesinger, M.D. and Odysseas Kostas, M.D. to serve on the Board. The Investor Rights Agreement also provides for participation rights for Innoviva to participate in future offerings of equity securities by the Company.
The Second Closing is expected to close by the end of the first quarter of 2020, subject to the satisfaction of certain closing conditions referenced above. Following the Second Closing, Innoviva will become our largest shareholder, owning approximately 47% of the Company, assuming no exercise of the Warrants, and if Innoviva exercises the Warrants, it will own approximately 64% of the Company.
The foregoing descriptions of the terms of the Purchase Agreement, the Voting Agreements and the Investor Rights Agreement are only a summary and are qualified in their entirety by reference to the full text of such agreements, which are attached to this proxy statement as Annex A, Annex B, and Annex C, respectively.
If Proposal 1 is approved by our shareholders, Innoviva will be able to purchase the full amount of 8,710,800 newly issued Shares and Warrants to purchase 8,710,800 shares of Common Stock for less than the greater of book or market value of the Company’s Common Stock. Following the Second Closing, Innoviva would become our largest shareholder, owning approximately 47% of the Company, assuming no exercise of the Warrants, and if Innoviva exercises the Warrants, it will own approximately 64% of the Company — either of which will result in a change of control of the Company under the rules of the NYSE American.
We intend to use the net proceeds of the Private Placement for manufacturing expenses, research and development expenses including clinical development of our second-generation Pseudomonas product, AP‑PA02,  for the treatment of cystic fibrosis patients with Pseudomonas lung infections, and general corporate purpose. We may also use a portion of the net proceeds from the Private Placement to in-license, acquire, or invest in complementary businesses, technologies, products or assets. Our expected use of net proceeds from the Private Placement represents our current intentions based upon our present plans and business condition. As of the date of this proxy statement, we cannot currently allocate specific percentages of the net proceeds that we may use for the purposes specified above, and we cannot predict with certainty all of the particular uses for the net proceeds to be received upon the completion of the Private Placement, or the amounts that we will actually spend on the uses set forth above. The amounts and timing of our actual use of the net proceeds will vary depending on numerous factors, including our ability to obtain additional financing, the progress, cost and results of our preclinical and clinical development programs and single-patient expanded access program, and whether we are able to enter into future licensing or collaboration arrangements. We may find it necessary or advisable to use the net proceeds for other purposes, and our management will have broad discretion in the application of the net proceeds. Pending the use of the net proceeds from the Private Placement, we intend to invest the net proceeds in investment-grade, interest-bearing instruments.
If Proposal 1 is not approved by our shareholders, Innoviva will still hold 993,139 shares of common stock and warrants to purchase 993,139 shares of common stock that it purchased in the First Closing, but will be unable to complete the Second Closing. In that case, we would be unable to complete the Second Closing and will not receive the additional proceeds of approximately $22.2 million from Innoviva as payment for the additional shares of common stock and additional warrants to purchase shares of common stock, and such funds will not be available to pursue the activities described above and substantially limit our growth potential.
Factors Considered by the Board in its Recommendation
After careful consideration, the Board determined that the Purchase Agreement and the transactions contemplated thereby, including the Private Placement and the Corporate Opportunities Amendment, are expedient and in the best interests of us and our shareholders, and determined to recommend that our shareholders approve the Private Placement.
In making its determinations, the Board considered various factors, including:
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The value of Innoviva as a principal shareholder and potential “guiding partner” in helping Armata with its ongoing advancement of its bacteriophage development programs, including the expected first in human studies related to Armata’s lead phage candidate, AP-PA02, targeting Pseudomonas aeruginosa, as well as AP-SA02, its phage candidate targeting Staphylococcus Aureus.

•
The value of the directors that Innoviva appointed to the Board. Both Dr. Schelesinger and Dr. Kostas have demonstrated leadership in their fields and substantial knowledge of our industry, as well as prior experience serving as a director on the Boards of life sciences companies.

•
The Company previously commenced a proposed $15.0 million registered public offering on Form S-1 (initially filed with the SEC on December 20, 2019, as amended), and engaged in several days of investor meetings to gauge interest in such offering.

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The recent performance of the Company’s stock price on the NYSE American.

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The immediate and long-term benefit to Armata’s financial condition of receiving approximately $25 million in cash from the sale of the Shares and Warrants, in light of the Company’s current cash position and longer-term liquidity needs.

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The Company’s receipt of a fairness opinion from Ladenburg, its financial advisor, which stated that, in Ladenburg’s opinion, the Private Placement is fair, from a financial point of view, to the stockholders of the Company.

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The Company management’s analysis of alternative sources of capital, including public or private sales of common stock, warrants, or convertible or nonconvertible debt securities and the likely price and other terms and conditions of such sales, which revealed significant cost of such financing, assuming it could be obtained, to the Company and the associated significant dilution to its shareholders, which the Board determined was substantially less favorable to the Company than pursuing the Second Placement.

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Armata’s prior exploration of opportunities for strategic partnership and/or investment, based on which the Board believes that the Private Placement offers the best opportunity with greatest financial benefit and likelihood of successful development of its clinical programs, including the risks that any such anticipated benefits could ultimately not materialize.

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The terms and conditions of the Purchase Agreement, including, among other things, the representations, warranties, covenants and agreements of the parties, the conditions to closing, the form and governance of the Company post-closing and the termination rights of the parties, taken as a whole, which the Board determined were more favorable to the Company and its stockholders than those terms and conditions negotiated with or offered by other potential strategic partners and/or investors.

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Restrictions under the Purchase Agreement on the Company’s ability to operate its business in the ordinary course until the consummation of the Second Closing.

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Potential risks associated with Innoviva’s significant ownership percentage following the Second Closing, including Innoviva’s the right to designate two directors on the Board, which will enable Innoviva to affect the outcome of, or exert significant influence over, all matters requiring Board or shareholder approval, including the election and removal of directors and any change in control, and could have the effect of delaying or preventing a change in control of us or otherwise discouraging or preventing a potential acquirer from attempting to obtain control of us, which, in turn, could have a negative effect on the market price of our Common Stock and could impact the low trading volume and volatility of our Common Stock.

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Potential risks associated with alternatives to the Private Placement, including the potential impact on the price of Armata’s common stock and ability to generate sufficient capital to support the ongoing advancement of its bacteriophage development programs.

Vote Required
The approval of Proposal 1 requires that the number of votes cast by shareholders, either in person or by proxy, “For” this proposal exceed the number of votes cast “Against” this proposal. Under exchange rules, abstentions and broker non-votes will count as a vote “Against” this proposal.
The Board of Directors Recommends
a Vote “For” Proposal 1.

PROPOSAL 2
Approval of Charter Amendment Proposal
In connection with the Private Placement, Innoviva’s obligations under the Purchase Agreement are subject to certain conditions, including amending our Articles of Incorporation to include the Corporate Opportunities Amendment, a provision renouncing, to the fullest extent permitted by applicable law, any interest or expectancy of the Company in, or in being offered an opportunity to participate in, any business opportunities presented to our officers, directors or shareholders. The Board has determined that the Corporate Opportunities Amendment is advisable and in the best interests of the Company and our shareholders and has adopted, and recommends that our shareholders approve, the Corporate Opportunities Amendment.
Directors and officers of a corporation, as part of their duty of loyalty to the corporation and its shareholders, generally have a fiduciary duty to disclose to the corporation opportunities that are related to its business and are thereby prohibited from pursuing those opportunities unless such corporation determines that it is not going to pursue them. As a result, directors and officers that serve in a fiduciary capacity of multiple entities could become conflicted as to which entity should be presented with any given corporate opportunity. Section 23B.02.020 of the Washington Business Corporation Act (“WBCA”) expressly permits a Washington corporation, such as the Company, to include in its articles of incorporation an advance waiver of corporate opportunities, by limiting or eliminating the duty of a director, officer, or other person to offer the corporation the right to have or participate in any, or one or more classes or categories of, business opportunities prior to the pursuit or taking of the opportunity by the director or other person. The proposed Corporate Opportunities Amendment limits or eliminates such duty to the fullest extent permitted under the WBCA.
The Board is requesting your approval of the Corporate Opportunities Amendment because Innoviva’s obligation to purchase the full number of Shares and Warrants provided for pursuant to the Purchase Agreement is conditioned on the approval of the Corporate Opportunities Amendment and if not approved, the Private Placement will not be closed and we will not receive the proceeds anticipated at the closing of the Second Placement
If this Proposal 2 is approved, the Corporate Opportunities Amendment will become effective as of the filing and acceptance of a Certificate of Amendment with the Secretary of State of the State of Washington, which is expected to occur promptly after the Special Meeting.
Our Articles of Incorporation do not currently address the matters referred to in this Proposal 2, and, as such, the Corporate Opportunities Amendment would add a new Article 14 to our Certificate of Incorporation. This description of the proposed Corporate Opportunities Amendment is only a summary and is qualified by reference to the full text of the amendment, which is attached to this Proxy Statement as Annex D.
Vote Required
The approval of Proposal 2 requires that holders of a majority of our outstanding shares of Common Stock vote “For” this proposal. Abstentions and broker non-votes, if any, will have the same effect of a vote “Against” this proposal.
The Board of Directors Recommends
a Vote “For” Proposal 2.

PROPOSAL 3
Approval of Possible Adjournment of the Special Meeting
If the Special Meeting is convened and a quorum is not present, or if a quorum is present but there are not sufficient votes to approve Proposal 1 or Proposal 2, our proxy holders may move to adjourn the Special Meeting at that time in order to enable the Company to solicit additional proxies.
In this proposal, we are asking our shareholders to authorize and grant discretionary authority to the holder of any proxy solicited by this proxy statement to vote in favor of adjourning the Special Meeting to another time and place, if necessary, in order for the Company to solicit additional proxies in the event there are not sufficient votes to approve Proposal 1 and/or Proposal 2. If our shareholders approve this proposal, we would adjourn the Special Meeting and any adjourned session of the Special Meeting, if needed, and use the additional time to solicit additional proxies, including the solicitation of proxies from our shareholders that have previously voted. Among other things, approval of this proposal could mean that, even if we had received proxies representing a sufficient number of votes to defeat Proposal 1 or Proposal 2, we could adjourn the Special Meeting without a vote on such proposal and seek to convince our shareholders to change their votes in favor of such proposal. We currently do not intend to propose adjournment at the Special Meeting if there are sufficient votes to approve Proposals 1 and 2.
If it is necessary to adjourn the Special Meeting, no notice of the adjourned meeting is required to be given to our shareholders, other than an announcement at the Special Meeting of the time and place to which the Special Meeting is adjourned, so long as no new record date is fixed for the adjourned meeting. At the adjourned meeting, we may transact any business which might have been transacted at the original meeting.
Vote Required
The approval of Proposal 3 requires that the number of votes cast by shareholders, either in person or by proxy, “For” this proposal exceed the number of votes cast “Against” this proposal. Abstentions and broker non-votes will have no effect on this proposal.
The Board of Directors Recommends
a Vote “For” Proposal 3.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information regarding beneficial ownership of our capital stock by:
•
each person, or group of affiliated persons, known by us to beneficially own more than 5% of our Common Stock;

•
each of our current directors;

•
each of our named executive officers named in the Summary Compensation Table; and

•
all of our current executive officers and directors as a group.

The percentage ownership information in the table below is based on 9,936,359 shares of Common Stock outstanding as of February 11, 2020, the date prior to the closing of the First Placement.
Information with respect to beneficial ownership provided in the table below is based upon information supplied by officers and directors and based upon Schedules 13D and 13G and Forms 4 filed with the SEC. We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules include shares of Common Stock issuable pursuant to the exercise of stock options or warrants that are either immediately exercisable or exercised on or before April 11, 2020, which is 60 days after February 11, 2020. These shares are deemed to be outstanding and beneficially owned by the person holding those options or warrants for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.
Except as otherwise noted below, the address for each person or entity listed in the table is c/o Armata Pharmaceuticals, Inc., 4503 Glencoe Avenue, Marina del Rey, California 90292.
	Beneficial Ownership
Beneficial Owner	Number of Shares	Percent of Total
Greater than 5% Shareholders
Delta Dental of Wisconsin	2,107,675(1)	21.2%
Delta Dental Plan of Michigan, Inc.	1,265,802(2)	12.7%
Delta Dental of California	990,643(3)	10.0%
Delta Dental Plan of South Dakota	887,813(4)(15)	8.9%
Corvesta, Inc.	633,944(5)	6.4%
Synthetic Genomics	516,976(16)	5.2%
Directors and Named Executive Officers
Richard J. Bastiani, Ph.D. (Director)	14,698(6)	*
Richard Bear (Director)**	—	—
Jeremy Curnock Cook (Director)	30,860(7)	*
H. Stewart Parker (Director)	14,698(8)	*
Joseph M. Patti, Ph.D. (Director)	—	—
Michael S. Perry, D.V.M., Ph.D. (Director)**	30,592(9)	*
Todd C. Peterson, Ph.D. (Director)	—	—
Todd R. Patrick (Chief Executive Officer and Director)	260,142(10)	2.6%
Brian Varnum, Ph.D. (President and Chief Development Officer)	73,991(11)	*
Steve R. Martin (Chief Financial Officer)	8,307(12)	*
Paul C. Grint, M.D. (Former Chief Executive Officer)	1,828(13)	*
All current executive officers and directors as a group (11 persons)(14)	437,102	4.4%

*
Represents beneficial ownership of less than 1%.

**
Richard Bear and Michael S. Perry served as directors as of February 11, 2020, but in connection with the First Closing, on February 12, 2020, each resigned from the Board. Effective upon the resignations of Mr. Bear and Dr. Perry, two individuals designated by Innoviva, Sarah Schlesinger, M.D. and Odysseas Kostas, M.D., were appointed to fill the newly created vacancies. Each of Drs. Schlesinger and Kostas were awarded stock options to purchase 27,383 shares of Common Stock, neither of which are exercisable within 60 days.

(1)
The shares listed were reported on a Schedule 13D filed with the SEC on May 21, 2019, with respect to shares of Common Stock held by Delta Dental of Wisconsin and Wyssta Investments Inc. Delta Dental of Wisconsin beneficially owns 1,628,994 shares of Common Stock, and Wyssta Investments Inc. beneficially owns 478,681 shares of Common Stock. Wyssta Investments Inc. is a wholly-owned subsidiary of Delta Dental of Wisconsin and, as such, Delta Dental of Wisconsin has the sole power to vote or dispose of the shares owned by Wyssta Investments Inc. As such, Delta Dental of Wisconsin holds sole voting and dispositive power of 2,107,675 shares. The principal business address of the reporting persons is c/o Delta Dental of Wisconsin, 2801 Hoover Road, Stevens Point, Wisconsin 54481.

(2)
The shares listed were reported on a Schedule 13G filed with the SEC on May 17, 2019, with respect to shares of Common Stock held by Delta Dental Plan of Michigan, Inc. and Renaissance Holding Company. Delta Dental Plan of Michigan, Inc. owns, directly or indirectly, approximately 68% of the outstanding Common Stock of Renaissance Holding Company. Delta Dental Plan of Michigan, Inc. and Renaissance Holding Company hold shared voting and dispositive power of 1,265,802 shares. The principal business address of the reporting persons is 4100 Okemos Road, Okemos, Michigan 48864.

(3)
The shares listed were reported on a Schedule 13G filed with the SEC on May 10, 2019, with respect to shares of Common Stock held by Delta Dental of California. Delta Dental of California reported holding sole and shared power to vote such shares and sole and shared power to dispose of such shares. The principal business address of Delta Dental of California is 560 Mission Street, Suite 1300, San Francisco, California 94105.

(4)
The shares listed are based on our internal records.

(5)
The shares listed were reported on a Schedule 13G filed with the SEC on May 21, 2019, with respect to shares of Common Stock held by Corvesta, Inc. Corvesta, Inc. holds sole voting and dispositive power of such shares. The principal business address of Corvesta, Inc. is 4818 Starkey Road, S.W., Roanoke, Virginia 24018.

(6)
Consists of  (a) 13,889 shares of Common Stock and (b) 809 shares of Common Stock that Mr. Bastiani has the right to acquire from us within 60 days of February 11, 2020, pursuant to the exercise of stock options.

(7)
Consists of  (a) 23 shares of Common Stock; (b) 29,364 shares of Common Stock and warrants exercisable for 365 shares of Common Stock held by One Funds Management Limited as Trustee for Asia Pacific Healthcare Fund II (“One Funds”), an entity with which Mr. Cook is affiliated due to his position with BioScience Managers Pty Ltd; and (c) 1,108 shares of Common Stock that Mr. Cook has the right to acquire from us within 60 days of February 11, 2020, pursuant to the exercise of stock options. Mr. Cook may be deemed to have shared voting and dispositive power over the shares beneficially owned by One Funds and Phillip Asset Management, but disclaims such beneficial ownership except to the extent of his pecuniary interest therein, if any.

(8)
Consists of  (a) 13,889 shares of Common Stock and (b) 809 shares of Common Stock that Ms. Parker has the right to acquire from us within 60 days of February 11, 2020, pursuant to the exercise of stock options.

(9)
Consists of   (a) 16 shares of Common Stock; (b) 29,364 shares of Common Stock and warrants exercisable for 365 shares of Common Stock held by One Funds, an entity with which Dr. Perry is affiliated due to his position with BioScience Managers Pty Ltd; and (c) 847 shares of Common Stock that Dr. Perry has the right to acquire from us within 60 days of February 11, 2020, pursuant to the exercise of stock options. Dr. Perry may be deemed to have shared voting and dispositive power over the shares beneficially owned by One Funds, but disclaims such beneficial ownership, except to the extent of his pecuniary interest therein, if any.
(10)
Consists of  (a) 9,999 shares of Common Stock, (b) 194,087 restricted shares of Common Stock and (c) 56,056 shares of Common Stock that Mr. Patrick has the right to acquire from us within 60 days of February 11, 2020, pursuant to the exercise of stock options.

(11)
Consists of  (a) 32,162 shares of Common Stock and (b) 41,829 shares of Common Stock that Dr. Varnum has the right to acquire from us within 60 days of February 11, 2020, pursuant to the exercise of stock options.

(12)
Consists of  (a) 26 shares of Common Stock and (b) 8,281 shares of Common Stock that Mr. Martin has the right to acquire from us within 60 days of February 11, 2020, pursuant to the exercise of stock options.

(13)
Paul C. Grint, M.D., resigned from his positions as Chief Executive Officer and director in May 2020. Dr. Grint’s holdings consist of 42 shares of Common Stock and 1,786 shares of Common Stock that Dr. Grint has the right to acquire from the Company within 60 days of February 11, 2020, pursuant to the exercise of stock options, which options were granted to Dr. Grint after his resignation as consideration for his consulting services. Subject to certain terms and conditions, the option will vest at the end of his six-month consulting period and will remain exercisable for a period of one year after the termination of such six-month consulting period. All stock options held by Dr. Grint at the time of his resignation expired pursuant to their terms prior to February 11, 2020without having been exercised. Other than the option granted after his resignation, the shares reported are based on our records as of the termination date of Dr. Grint’s employment and do not take into account any transactions that may have occurred after such date.

(14)
Represents beneficial ownership of our Common Stock held by our current directors and executive officers as a group as of February 11, 2020, including any options and warrants exercisable within 60 days of February 11, 2020. Omits former executive officers that are no longer employed by us and former directors that were not serving on our board of directors as of February 11, 2020.

(15)
The shares reported as being held by Delta Dental Plan of South Dakota consist of 563,415 shares held of record by Delta Dental Plan of South Dakota and 324,398 shares held of record by Delta Dental of South Dakota Foundation, an affiliated entity.

(16)
The shares listed were reported on a Schedule 13G filed with the SEC on November 12, 2019, with respect to shares of Common Stock held by Synthetic Genomics, Inc. Synthetic Genomics, Inc. reported holding sole power to vote such shares and sole power to dispose of such shares. The principal business address of Synthetic Genomics, Inc. is 11149 North Torrey Pines Road, La Jolla, California 92037.

HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for shareholder meeting materials with respect to two or more shareholders sharing the same address by delivering a single set of shareholder meeting materials addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.
A number of brokers with account holders who are Armata shareholders will be “householding” our proxy materials. A single set of shareholder meeting materials will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of the shareholder meeting materials, please notify your broker or Armata. Direct your written request to Armata Pharmaceuticals, Inc., Attention: Investor Relations, 4503 Glencoe Avenue, Marina del Rey, California 90292 or contact Joyce Allaire at (212) 915-2569. If so requested, a separate copy of the shareholder meeting materials will be delivered to you promptly and without charge. Shareholders who currently receive multiple copies of the shareholder meeting materials at their addresses and would like to request “householding” of their communications should contact their brokers.
SHAREHOLDER PROPOSALS FOR THE 2020 ANNUAL MEETING OF SHAREHOLDERS
To be considered for inclusion in the proxy materials for the 2020 Annual Meeting of Shareholders, your proposal must be submitted in writing to our Secretary at Armata Pharmaceuticals, Inc., 4503 Glencoe Avenue, Marina del Rey, California 90292 by (i) June 30, 2020, or (ii) if the date of our 2020 Annual Meeting of Shareholders has changed by more than 30 days from the one-year anniversary of the date of the 2019 Annual Meeting of Shareholders, by a date that constitutes a reasonable time before we print and send our proxy materials to shareholders, which date will be disclosed in a report filed by us with the SEC. Any such proposals must meet the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended.
If you wish to submit a proposal (including a director nomination) that is not to be included in the proxy materials for the 2020 Annual Meeting of Shareholders, your proposal generally must be submitted in writing to the same address not fewer than 60 nor more than 90 days prior to the date approved by the Board to hold the 2020 Annual Meeting of Shareholders; provided, that if we provide less than 60 days’ notice of such date, your proposal (including a director nomination) must be received by our Secretary not later than the tenth day following the day on which the notice of the date of the 2020 Annual Meeting of Shareholders is mailed or publicly disclosed. Please review our Amended and Restated Bylaws, which contain additional requirements regarding advance notice of shareholder proposals and nominations.
OTHER MATTERS
The Board of Directors knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the Special Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.
By Order of the Board of Directors,

Richard J. Bastiani, Ph.D.
Chairman of the Board of Directors
Marina del Rey, California
[ ] [ ], 2020

ANNEX A
EXECUTION COPY
SECURITIES PURCHASE AGREEMENT
BY AND BETWEEN
ARMATA PHARMACEUTICALS, INC.
AND
INNOVIVA, INC.
Dated as of January 27, 2020

A-i

A-ii

EXHIBITS
Exhibit A
Investor Rights Agreement

Exhibit B
Warrant Certificate

Exhibit C
Voting Agreement

A-iii

SECURITIES PURCHASE AGREEMENT
THIS SECURITIES PURCHASE AGREEMENT (together with all Exhibits and Schedules hereto, as each may be amended, restated, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms hereof, this “Agreement”), dated as of January 27, 2020, is made by and between (i) Armata Pharmaceuticals, Inc., a Washington corporation (the “Company”), and (ii) Innoviva, Inc., (the “Purchaser”). The Company and the Purchaser are referred to herein individually as a “Party”, and, collectively as the “Parties.”
RECITALS
WHEREAS, subject to the terms and conditions contained in this Agreement, at the Closing (as defined below), the Company intends to issue and sell to the Purchaser (a) 8,710,800 shares of fully paid and non-assessable Common Stock (the “Purchased Common Stock”) and (b) Warrants to purchase 8,710,800 shares of Common Stock (as may be adjusted pursuant to Section 2.1(a)) (the “Purchased Warrants”), and the Purchaser desires to purchase such Common Stock and Warrants from the Company
WHEREAS, each share of Purchased Common Stock and each Purchased Warrant will be issued and sold to the Purchaser as a unit at the First Closing and the Second Closing, as applicable, for a per unit price of  $2.87 (the “Per Unit Purchase Price”) payable in accordance with the terms hereof; and
WHEREAS, the Board has unanimously determined that this Agreement and the transactions contemplated hereby are advisable, fair and in the best interests of the Company and its stockholders.
NOW, THEREFORE, in consideration of the mutual promises, agreements, representations, warranties and covenants contained herein, the Company (on behalf of itself and each of its direct and indirect Subsidiaries) and the Purchaser agree as follows:
ARTICLE I
DEFINITIONS
Section 1.1   Definitions.   Except as otherwise expressly provided in this Agreement, whenever used in this Agreement (including any Exhibits and Schedules hereto), the following terms shall have the respective meanings specified therefor below:
“A&R Registration Rights Agreement” has the meaning set forth in Section 5.5.
“Acquisition Proposal” has the meaning set forth in Section 5.2.
“Action” means, any action, suit, claim, arbitration, mediation, litigation, hearing, or other proceeding by or before any court, tribunal or arbitrator or any Governmental Entity.
“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, Controls or is Controlled by or is under common Control with such Person; provided, however, that neither Purchaser nor any of its Affiliates shall be deemed to be an Affiliate of the Company or any of its direct and indirect Subsidiaries for purposes of this Agreement. “Affiliated” has a correlative meaning.
“Agreement” has the meaning set forth in the Preamble.
“Board” means the Board of Directors of the Company.
“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks are required or permitted to be closed in the State of California.
“Bylaws” means the Company’s bylaws, as amended through the date hereof.
“Capital Stock” means (a) any shares, interests, participations or other equivalents (however designated) of capital stock of a corporation; (b) any ownership interests in a Person other than a corporation, including membership interests, partnership interests, joint venture interests and beneficial interests; and (c) any warrants, options, convertible or exchangeable securities, subscriptions, rights (including any preemptive or similar rights), calls or other rights to purchase or acquire any of the foregoing.
“Certificate of Incorporation” means the certificate of incorporation of the Company, as amended through the date hereof.
“Common Stock” means the common stock, par value $0.01 per share, of the Company, and any Capital Stock into which such Common Stock shall have been converted, exchanged or reclassified following the date hereof.
“Company” has the meaning set forth in the Preamble.
“Company Organizational Documents” mean the Certificate of Incorporation and the Bylaws.
“Company’s Knowledge,” “Knowledge of the Company” or “Knowledge” means the actual knowledge of Brian Varnum, Todd R. Patrick and Steve R. Martin.
“Contract” means any agreement, contract or instrument, including any loan, note, bond, mortgage, indenture, guarantee, deed of trust, license, franchise, commitment, lease, franchise agreement, letter of intent, memorandum of understanding or other obligation, and any amendments thereto, whether written or oral.
“Control” means, with respect to any Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or agency or otherwise. “Controlled” has a correlative meaning.
“Definitive Documents” means this Agreement, the A&R Registration Rights Agreement, the Investor Rights Agreement, the Warrant Certificate and each of the other agreements and instruments entered into and delivered by the Parties hereto in connection with the transactions contemplated hereby.
“Environmental Laws” means all applicable federal, state, local or foreign Laws relating to pollution or protection of human health or the environment (including ambient air, surface water, groundwater, land surface or subsurface strata), including Laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, demands or demand letters, licenses, notices or notice letters, Orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations thereunder.
“ERISA Affiliate” means any trade or business (whether or not incorporated) that together with the Company or any of its Subsidiaries is treated as a single employer within the meaning of Section 414 of the Code or Section 4001 of ERISA.
“ERISA Event” means (1) a Reportable Event with respect to a Pension Plan; (2) a withdrawal by the Company, any of its Subsidiaries or any of their respective ERISA Affiliates from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as a termination under Section 4062(e) of ERISA; (3) a complete or partial withdrawal by the Company, any of its Subsidiaries or any of their respective ERISA Affiliates from a Multiemployer Plan, written notification of any member of the Consolidated Group or any of their respective ERISA Affiliates concerning the imposition of Withdrawal Liability or written notification that a Multiemployer Plan is in reorganization within the meaning of Title IV of ERISA or that a Multiemployer Plan has been determined to be in “endangered” or critical status (within the meaning of Section 432 of the Code or Section 305 of ERISA); (4) the filing under Section 4041(c) of ERISA of a notice of intent to terminate a Pension Plan, the treatment of a Pension Plan or Multiemployer Plan amendment as a termination under Sections 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (5) the imposition of any liability under Title IV of ERISA, other than for the payment of plan contributions or

PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Company, any of its Subsidiaries or any of their respective ERISA Affiliates, (6) the failure to satisfy the minimum funding standards (within the meaning of Section 412 of the Code or Section 302 of ERISA) with respect to any Pension Plan, (7) the application for a minimum funding waiver under Section 302(c) of ERISA with respect to a Pension Plan, (8) the imposition of a Lien under Section 303(k) of ERISA with respect to any Pension Plan, (9) a determination that any Pension Plan is in “at risk” status (within the meaning of Section 303 of ERISA), or (10) the Company, any of its Subsidiaries or any of their respective ERISA Affiliates has engaged in a transaction that is subject to Sections 4069 or 4212(c) of ERISA.
“Expense Reimbursement” means the reimbursement obligation contemplated by Section 5.9.
“First Closing” has the meaning set forth in Section 2.2(a).
“First Closing Date” has the meaning set forth in Section 2.2(a).
“First Common Stock” means the maximum number of shares of Common Stock issuable at the First Closing to Purchaser in compliance with any and all Laws and without the requirement for the prior receipt of the Stockholder Approval under the listing requirements of the NYSE American, assuming that Warrants to purchase an equal number of shares of Common Stock are also issued to Purchaser at the First Closing.
“First Purchase Price” means an amount in cash equal to the product of  (i) the number of shares of First Common Stock multiplied by (ii) the Per Unit Purchase Price.
“First Warrants” means Warrants to purchase a number of shares of Common Stock equal to the number of shares of First Common Stock.
“Fundamental Representations” has the meaning set forth in Section 9.13.
“GAAP” means United States generally accepted accounting principles, consistently applied, as in effect from time to time.
“Governmental Entity” means any applicable nation, state, county, city, town, village, district or other political jurisdiction of any nature, federal, state, local, municipal, foreign, or other government, governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal), stock exchange, multi-national organization or body, or body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or Taxing authority or power of any nature or instrumentality of any of the foregoing, including any entity or enterprise owned or controlled by a government or a public international organization or any of the foregoing.
“Indebtedness” means (a) any indebtedness or other obligation for borrowed money, whether current, short-term or long-term and whether secured or unsecured; (b) any indebtedness evidenced by any note, bond, debenture or other security or similar instrument; (c) any liabilities with respect to interest rate or currency swaps, collars, caps and similar hedging obligations; (d) any liabilities in respect of any lease of  (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which liabilities are required to be classified and accounted for under GAAP as capital leases; (e) any liabilities under any performance bond or letter of credit or any bank overdrafts and similar charges; (f) any accrued interest, premiums, penalties and other obligations relating to the foregoing items in clauses (a) through (e); and (g) any indebtedness referred to in clauses (a) through (f) above of any Person that is either guaranteed (including under any “keep well” or similar arrangement) by, or secured (including under any letter of credit, banker’s acceptance or similar credit transaction) by any Lien upon any property or asset owned by, the Company or any of its Subsidiaries.
“Insolvent” means, (i) with respect to the Company and its Subsidiaries, on a consolidated basis, (A) the present fair saleable value of the Company’s and its Subsidiaries’ assets is less than the amount required to pay the Company’s and its Subsidiaries’ total Indebtedness, (B) the Company and its Subsidiaries are unable to pay their debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured or (C) the Company and its Subsidiaries intend to incur or believe that they will incur debts that would be beyond their ability to pay as such debts mature; and (ii) with respect to the Company and each Subsidiary, individually, (A) the present fair saleable value of the Company’s or such Subsidiary’s (as the case may be) assets is less than the amount required to pay its respective total Indebtedness, (B) the Company or such Subsidiary (as the case may be) is unable to pay its respective debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured or (C) the Company or such Subsidiary (as the case may be) intends to incur or believes that it will incur debts that would be beyond its respective ability to pay as such debts mature.
“Investor Rights Agreement” means an Investor Rights Agreement to be entered into by the Company, Purchaser and the other parties thereto in substantially the form set forth on Exhibit A hereto.
“Law” means any law, statute, code, ordinance, regulation or rule of any Governmental Entity.
“Lien” means any lien, adverse claim, charge, option, right of first refusal, preemptive right, servitude, security interest, mortgage, pledge, deed of trust, easement, encumbrance, restriction on transfer, Taxes, conditional sale or other title retention agreement, defect in title or other restrictions of any kind; provided that restrictions on transfer arising under applicable securities Laws shall not be Liens.
“Material Adverse Effect” means any effect, change, event, development, condition or occurrence that, individually or together with one or more effects, changes, events, developments, conditions or occurrences, has had or would be reasonably expected to have or result in a material adverse effect or material adverse change on the business, assets, liabilities, properties, financial condition or operating results of the Company and its Subsidiaries, taken as a whole, or to the ability of the Company to consummate timely the transactions contemplated by this Agreement.
“Material Contract” means any Contract that would be required to be filed by the Company as a “material contract” pursuant to Item 601(b)(10) of Regulation S-K under the Securities Act.
“Multiemployer Plan” means any multiemployer plan as defined in Section 4001(a)(3) of ERISA and subject to Title IV of ERISA, to which any member of the Consolidated Group or any of their respective ERISA Affiliates makes or is obligated to make contributions, or, during the preceding five (5) plan years, has made or has been obligated to make contributions.
“NYSE American” means the NYSE American stock exchange maintained by the New York Stock Exchange (NYSE).
“Order” means any judgment, order, award, injunction, writ, permit, license, settlement or decree issued, promulgated, made, rendered or entered into by or with any Governmental Entity or arbitrator of applicable jurisdiction (in each case, whether temporary, preliminary or permanent).
“Party” or “Parties” has the meaning set forth in the Preamble.
“PBGC” means the Pension Benefit Guaranty Corporation.
“Pension Plan” means any “employee pension benefit plan” (as such term is defined in Section 3(2) of ERISA), other than a Multiemployer Plan, that is subject to Title IV of ERISA and is sponsored or maintained by the Company, any of its Subsidiaries or any of their respective ERISA Affiliates or to which the Company, any of its Subsidiaries or any of their respective ERISA Affiliates contributes or has an obligation to contribute or has made or has had an obligation to make contributions at any time in the preceding five plan years.
“Person” means an individual, firm, corporation (including any non-profit corporation), partnership, limited liability company, joint venture, association, trust, Governmental Entity or other entity or organization.
“Plan” means any material “employee benefit plan” (as such term is defined in Section 3(3) of ERISA) established by the Company or any of its Subsidiaries, or, with respect to any such plan that is subject to Section 412 of the Code or Title IV of ERISA, any of their respective ERISA Affiliates.
“Registration Rights Agreement” means that certain Amended and Restated Registration Rights Agreement, dated as of May 9, 2019, as amended through the date hereof.

“Related Party” means, with respect to any Person, (a) any former, current or future director, officer, agent, Affiliate, employee, general or limited partner, member, manager or stockholder of such Person and (b) any former, current or future director, officer, agent, Affiliate, employee, general or limited partner, member, manager or stockholder of any of the foregoing.
“Reportable Event” means, with respect to any Pension Plan, any of the events set forth in Section 4043(c) of ERISA or the regulations issued thereunder, other than events for which the thirty (30) day notice period has been waived.
“Representatives” means, with respect to any Person, such Person’s directors, officers, members, partners, managers, employees, agents, investment bankers, attorneys, accountants, advisors and other representatives.
“Required Minimum” means, as of any date, the maximum aggregate number of shares of Common Stock then issued or potentially issuable in the future pursuant to this Agreement, including the shares of Common Stock issuable upon exercise in full of all Purchased Warrants.
“Sanctioned Country” means any country or region that is subject or target of a comprehensive trade embargo under Sanctions.
“Sanctioned Person” means any individual or entity that is the subject or target of Sanctions, including (i) any individual or entity listed on any Sanctions-related restricted party list, including the U.S. Department of Treasury, Office of Foreign Asset Control’s (“OFAC”) Specially Designated Nationals and Blocked Persons List and the EU Consolidated List, (ii) any entity that is owned, directly or indirectly, or otherwise controlled by a Person or Persons described in clause (i) above, (iii) any national, resident, government, agency, or instrumentality of a Sanctioned Country or (iv) any individual or entity otherwise the subject or target of Sanctions.
“Sanctions” means all applicable Laws relating to economic, financial or trade sanctions, including any such Laws administered or enforced by the U.S. government (including by OFAC or the U.S. Department of State), the United Nations Security Council, the European Union, the United Kingdom (include by Her Majesty’s Treasury) or any other relevant Governmental Entity that administers or enforces economic, financial or trade sanctions.
“SEC” means the United States Securities and Exchange Commission.
“Second Closing” has the meaning set forth in Section 2.2(a).
“Second Closing Date” has the meaning set forth in Section 2.2(a).
“Second Common Stock” means an amount equal to (i) the aggregate number of shares of Purchased Common Stock, minus (ii) the number of shares of First Common Stock.
“Second Purchase Price” means an amount in cash equal to the product of  (i) the number of shares of Second Common Stock multiplied by (ii) the Per Unit Purchase Price.
“Second Warrants” means Warrants to purchase a number of shares of Common Stock equal to the number of shares of Second Common Stock.
“Securities” means the Purchased Common Stock and the Purchased Warrants (including the shares of Common Stock issuable upon exercise of the Purchased Warrants), in each case, that will be delivered to Purchaser pursuant to this Agreement.
“Securities Act” means the Securities Act of 1933, and the rules and regulations promulgated thereunder.
“Stockholder Approval” means such approval as may be required by the applicable rules and regulations of NYSE American (or any successor entity) from the stockholders of the Company with respect to the transactions contemplated by this Agreement and the other Definitive Documents.
“Subsidiary” means, with respect to any Person, any corporation, partnership, joint venture or other legal entity as to which such Person (either alone or through or together with any other subsidiary), (a) owns, directly or indirectly, more than fifty percent (50%) of the stock or other equity interests, (b) has the power to elect a majority of the board of directors or similar governing body, or (c) has the power to direct the business and policies.
“Tax Contest” means any audit, suit, conference, action, assessment, investigation, claim, administrative or judicial proceeding, or other similar interaction with a Governmental Entity with respect to any Tax.
“Tax Returns” means any and all reports, returns, declarations, claims for refund, elections, disclosures, estimates, information reports or returns or statements supplied or required to be supplied to a Governmental Entity in connection with Taxes, including any schedule or attachment thereto or amendment thereof.
“Taxes” means (i) all taxes, assessments, duties, levies or other similar governmental charges paid or payable to a Governmental Entity, including all federal, state, local, foreign and other income, franchise, profits, gross receipts, capital gains, capital stock, transfer, property, sales, use, value-added, occupation, excise, severance, windfall profits, stamp, payroll, social security, withholding and other taxes, assessments, duties, levies (whether payable directly or by withholding and whether or not requiring the filing of a return), all estimated taxes, deficiency assessments, additions to tax, penalties and interest thereon, (ii) any liability for such amounts described in clause (i) as a result of being a member of a combined, consolidated, unitary, or affiliated group and (iii) any and all liability for the payment of any amounts described above in clauses (i) and (ii) as a result of any express or implied obligation to indemnify any other person, or any successor or transferee liability. “Taxing” and “Taxation” each have a correlative meaning.
“Termination Date” has the meaning set forth in Section 8.1(b).
“Termination Fee” has the meaning set forth in Section 8.3.
“Voting Agreements” means the voting agreements to be entered into by the Purchaser and certain stockholders of the Company holding at least a majority of the outstanding shares of Common Stock as of the date hereof, in substantially the form set forth on Exhibit C hereto.
“Warrant Certificate” means the certificate in substantially the form attached hereto as Exhibit B.
“Warrants” means warrants to purchase shares of Common Stock, at an exercise price of  $2.87 per share, represented by and on the terms set forth herein and in the Warrant Certificate.
“Withdrawal Liability” means the liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such term is defined in Part I of Subtitle E of Title IV of ERISA.
Section 1.2   Construction.   In this Agreement, unless the context otherwise requires:
(a)   references to Articles, Sections, Exhibits and Schedules are references to the articles and sections or subsections of, and the exhibits and schedules attached to, this Agreement;
(b)   references in this Agreement to “writing” or comparable expressions include a reference to a written document transmitted by means of electronic mail in portable document format (pdf), facsimile transmission or comparable means of communication;
(c)   words expressed in the singular number shall include the plural and vice versa; words expressed in the masculine shall include the feminine and neuter gender and vice versa;
(d)   the words “hereof,” “herein,” “hereto” and “hereunder,” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole, including all Exhibits and Schedules attached to this Agreement, and not to any provision of this Agreement;
(e)   the term “this Agreement” shall be construed as a reference to this Agreement as the same may have been, or may from time to time be, amended, modified, varied, novated or supplemented;
(f)   ”include,” “includes” and “including” are deemed to be followed by “without limitation” whether or not they are in fact followed by such words;
(g)   references to “day” or “days” are to calendar days;

(h)   if the last day for the giving of any notice or the performance of any act required or permitted under this Agreement is a day that is not a Business Day, then the time for the giving of such notice or the performance of such action shall be extended to the next succeeding Business Day;
(i)   references to “the date hereof” or “the date of the Agreement” means the date of this Agreement;
(j)   references to “ordinary course of business” means the ordinary and usual course of normal day-to-day operations of the Company, consistent with past practices
(k)   the word “or” is disjunctive but not necessarily exclusive;
(l)   unless otherwise specified, references to any Law means such Law as amended from time to time and includes any successor Law thereto and any rules or regulations promulgated thereunder in effect from time to time; and
(m)   references to “dollars” or “$” refer to currency of the United States of America, unless otherwise expressly provided.
ARTICLE II
PURCHASE AND SALE
Section 2.1   The Purchase and Sale.
(a)   On the terms and subject to the conditions set forth herein, at the First Closing, the Purchaser hereby agrees to purchase (or cause certain of its Subsidiaries to purchase), and the Company shall sell to Purchaser (or such Subsidiaries) in exchange for the First Purchase Price, (i) the First Common Stock, free and clear of all Liens and (ii) the First Warrants, free and clear of all Liens; provided, that, if during the period from the date hereof until and including the First Closing, the Company issues to any Person any shares of Common Stock or Capital Stock or similar securities convertible into, exchangeable for or having the right to subscribe for shares of Common Stock at a price per share less than the Per Unit Purchase Price (other than shares of Common Stock issued upon the exercise of options, warrants or similar securities outstanding as of the date hereof), the number of Warrants issued to the Purchaser at the First Closing will be proportionally and ratably increased such that the Warrants issued to Purchaser will not be affected by any such dilution.
(b)   On the terms and subject to the conditions set forth herein, at the Second Closing, the Purchaser hereby agrees to purchase (or cause certain of its Subsidiaries to purchase), and the Company shall sell to Purchaser (or such Subsidiaries) in exchange for the Second Purchase Price, (i) the Second Common Stock, free and clear of all Liens and (ii) the Second Warrants, free and clear of all Liens; provided, that, if during the period from the date hereof until and including the Second Closing, the Company issues to any Person any shares of Common Stock or Capital Stock or similar securities convertible into, exchangeable for or having the right to subscribe for shares of Common Stock at a price per share less than the Per Unit Purchase Price (other than shares of Common Stock issued upon the exercise of options, warrants or similar securities outstanding as of the date hereof), the number of Warrants issued to the Purchaser at the Second Closing will be proportionally and ratably increased such that the Warrants issued to Purchaser will not be affected by any such dilution
(c)   The Parties agree that the Common Stock and Warrants to be purchased by Purchaser hereunder shall be issued in reliance upon the exemption from registration set forth in Section 4(a)(2) of the Securities Act.
Section 2.2   First Closing.
(a)   The closing of the purchase of the First Common Stock and First Warrants (the “First Closing”) shall take place remotely via the electronic exchange of documents and signatures, or at such other time and place as the Parties may agree in writing, on the first (1st) Business Day after satisfaction or waiver of the conditions set forth in Section 6.1 and Section 6.2 (other than those conditions that by their terms are to be satisfied at the First Closing, but subject to the satisfaction or waiver of those conditions). The date on which the First Closing actually occurs shall be referred to herein as the “First Closing Date.” At the First

Closing, the Company shall issue the First Common Stock and First Warrants to the Purchaser free and clear of all Liens against payment by the Purchaser of the First Purchase Price.
(b)   At the First Closing, the Company shall:
(i)   deliver or cause to be delivered to the Purchaser:
(A)   a certificate of good standing of the Company as of a date no earlier than two (2) Business Days prior to the First Closing Date;
(B)   the certificate contemplated by Section 6.1(f);
(C)   counterparts to Warrant Certificates representing the full number of First Warrants (as may be adjusted pursuant to Section 2.1(a));
(D)   copies of the resolutions or written consents duly adopted by the Board and certified by the Company’s secretary authorizing the execution, delivery and performance of this Agreement and the transactions contemplated hereby, including the Charter Amendment; and
(E)   counterparts to the A&R Registration Rights Agreement, duly executed by the Company and the other parties thereto; and
(F)   counterparts to the Investor Rights Agreement, duly executed by the Company and the other parties thereto;
(ii)   deliver or cause to be delivered any other customary documents or certificates reasonably requested by Purchaser which are reasonably necessary to give effect to the Closing; and
(iii)   pay, or cause to be paid to Purchaser (which may be set off against the First Purchase Price), any portion of the Expense Reimbursement then accrued and unpaid.
Section 2.3   Second Closing.
(a)   The closing of the purchase of the Second Common Stock and Second Warrants (the “Second Closing”) shall take place remotely via the electronic exchange of documents and signatures, or at such other time and place as the Parties may agree in writing, on the first (1st) Business Day after satisfaction or waiver of the conditions set forth in Section 6.3 and Section 6.4 (other than those conditions that by their terms are to be satisfied at the Second Closing, but subject to the satisfaction or waiver of those conditions). The date on which the Second Closing actually occurs shall be referred to herein as the “Second Closing Date.” At the Second Closing, the Company shall issue the Second Common Stock and Second Warrants to the Purchaser free and clear of all Liens against payment by the Purchaser of the Second Purchase Price.
(b)   At the Second Closing, the Company shall:
(i)   deliver or cause to be delivered to the Purchaser:
(A)   a certificate of good standing of the Company as of a date no earlier than two (2) Business Days prior to the Second Closing Date;
(B)   the certificate contemplated by Section 6.1(f); and
(C)   a certified copy of the Certificate of Incorporation, duly amended to renounce, to the fullest extent permitted by applicable Law, any interest or expectancy of the Company in, or in being offered an opportunity to participate in, any business opportunities presented to the officers, directors or stockholders of the Company (the “Charter Amendment”), or such other document or instrument reasonably satisfactory to the Purchaser confirming that no such interest or expectancy exists;
(D)   counterparts to Warrant Certificates representing the full number of Second Warrants (as may be adjusted pursuant to Section 2.1(a));
(ii)   pay, or cause to be paid to Purchaser (which may be set off against the Second Purchase Price), any portion of the Expense Reimbursement then accrued and unpaid; and

(iii)   deliver or cause to be delivered any other customary documents or certificates reasonably requested by Purchaser which are reasonably necessary to give effect to the Closing.
ARTICLE III
REPRESENTATIONS AND WARRANTIES OF THE COMPANY
Except as set forth in the SEC Documents filed with the SEC prior to the date hereof and publicly available on the SEC’s Electronic Data Gathering Analysis and Retrieval system (but excluding any forward-looking disclosures set forth in any “risk factors” section, any disclosures in any “forward-looking statements” section and any other disclosures included therein to the extent they are predictive or forward-looking in nature), the Company hereby represents and warrants to the Purchaser as of the date hereof, as of the First Closing, and as of the Second Closing, as follows:
Section 3.1   Organization and Qualification.   Each of the Company and each of its Subsidiaries are entities duly organized, validly existing and in good standing under the Laws of the jurisdiction in which they are formed, and each has the requisite power and authority to own its properties and to carry on its business as now being conducted and as presently proposed to be conducted. Each of the Company and each of its Subsidiaries is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not, individually or in the aggregate, have a Material Adverse Effect. Other than the Persons set forth on Exhibit 21.1 to the Company’s Registration Statement on Form S-1, filed with the SEC on December 20, 2019, as amended, the Company has no Subsidiaries and does not own Capital Stock in any other Person.
Section 3.2   Authorization; Enforcement; Validity.   Subject to the Stockholder Approval, the Company has the requisite power and authority to enter into and perform its obligations under the Agreement and the other Definitive Documents, to consummate the transaction contemplated hereby and thereby and to issue the Securities in accordance with the terms hereof and thereof. The execution and delivery of the Agreement and the other Definitive Documents by the Company, and the consummation by the Company of the transactions contemplated hereby and thereby (including the issuance of the Securities and the reservation for issuance and issuance of Common Stock issuable upon the exercise of the Warrants in accordance with, and pursuant to, the Warrant Certificate) have been duly authorized by the Company, and such authorization has not been, and as of the Closing will not have been, subsequently rescinded or modified in any way, and, no further filing, consent or authorization is or will be required to be made by or on behalf of the Company, its Subsidiaries and their respective boards of directors, stockholders or other governing bodies in connection with the transactions contemplated by the Definitive Documents. The Agreement has been, and the other Definitive Documents to which the Company is a party will be, prior to the First Closing or Second Closing, as applicable, duly executed and delivered by the Company, and each constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and except as rights to indemnification and to contribution may be limited by applicable federal or state securities Law (the “General Enforceability Exceptions”).
Section 3.3   Issuance of Securities.   The issuance of the Securities is duly authorized, and upon issuance in accordance with the terms of the Definitive Documents will be validly issued, fully paid and non-assessable (to the extent such concepts are applicable) and free and clear of all Liens. The issuances of the Securities in connection with the transactions contemplated by the Definitive Documents are in compliance, in all respects, with all applicable Laws, and the Securities are not subject to, and will not be issued in violation of, any purchase options, call options, rights of first refusal, preemptive rights, subscription rights or any similar rights under applicable Law, the Company Organizational Documents or any Contract to which the Company or any of its Subsidiaries is a party or by which it is bound. Subject to the accuracy of the representations and warranties of the Purchaser set forth in Article IV, the offer and issuance by the Company of the Securities is exempt from registration under the Securities Act. As of the First Closing, the Company will have reserved from its duly authorized Capital Stock the maximum number of shares of

Common Stock authorized under its Certificate of Incorporation that are available after giving effect to shares of Common Stock reserved for issuance or issuable upon the exercise of the Purchased Warrants. Upon the issuance of Common Stock following an exercise of the Purchased Warrants in accordance with the Warrant Certificate, such Common Stock, when issued, will be validly issued, fully paid and non-assessable and free and clear of all Liens, with the holders thereof being entitled to all rights accorded to a holder of Common Stock.
Section 3.4   No Conflicts.   The execution, delivery and performance of this Agreement and the other Definitive Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including the issuance of the Securities and the reservation for issuance and issuance of Common Stock issuable upon the exercise of the Purchased Warrants in accordance with the Warrant Certificate) will not (i) result in a violation of the Certificate of Incorporation, Bylaws, certificate of formation, memorandum of association, articles of association, bylaws or other organizational documents of the Company or any of its Subsidiaries (collectively, the “Group Companies Organizational Documents”), (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) in any respect under, or give to others any rights of termination, amendment, acceleration or cancellation of, any Contract that would be required to be filed by the Company as a “material contract” pursuant to Item 601(b)(10) of Regulation S-K under the Securities Act or other agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, other than (a) the acceleration of vesting of restricted stock awards set forth in the SEC Documents and (b) the deemed exercise of warrants to purchase Common Stock set forth in the SEC Documents, or (iii) result in a material violation of any Law (including, for the avoidance of doubt, foreign, federal and state securities Laws and the rules and regulations of the NYSE American) or Order that would be material to the business of the Company and its Subsidiaries taken as a whole.
Section 3.5   Consents.   Neither the Company nor any Subsidiary is required to obtain any consent from, authorization or order of, or make any filing or registration with any Governmental Entity or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its respective obligations under or contemplated by this Agreement or the other Definitive Documents, in each case, in accordance with the terms hereof and thereof. To the Company’s Knowledge, no facts or circumstances exist which might prevent the Company or any of its Subsidiaries from obtaining or effecting any of the registrations, applications or filings contemplated by the Definitive Documents. The Company is not in violation of the requirements of the NYSE American and has no Knowledge of any facts or circumstances which could reasonably lead to delisting or suspension of the Common Stock.
Section 3.6   No General Solicitation; Agents’ Fees.   Neither the Company, nor any of its Subsidiaries, Affiliates, Representatives or any other Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities. Except for amounts payable to Ladenburg Thalmann & Co. Inc. or any of its Affiliates, no placement agent’s fees, financial advisory fees, or brokers’ commissions or fees or any similar fees are or will be owed or payable to any Person in connection with transactions contemplated by the Definitive Documents. Neither the Company nor any of its Subsidiaries has engaged any placement agent or other agent in connection with the offer or sale of the Securities. The Company further acknowledges that Purchaser is not acting as a financial advisor or fiduciary of the Company or any of its Subsidiaries (or in any similar capacity) with respect to the Definitive Documents and the transactions contemplated thereby and that the Company’s decision to enter into the Definitive Documents to which it is a party has been based solely on the independent evaluation by the Company and its Representatives.
Section 3.7   Application of Takeover Protections; Rights Agreement.   Prior to the First Closing, the Company and its board of directors will have taken all necessary actions, if any, in order to comply with or obtain waivers in connection with any control share acquisition, interested stockholder, business combination, poison pill (including any distribution under a rights agreement), stockholder rights plan or other similar anti-takeover provision under any of the Group Companies Organizational Documents or the Laws of the jurisdiction of its incorporation or otherwise which is or could become applicable to Purchaser as a result of the transactions contemplated by the Definitive Documents, including the Company’s issuance of the Securities and ownership by the Purchaser of the Securities. The Company and the Board have taken all necessary action, if any, in order to render inapplicable any stockholder rights plan or similar arrangement relating to accumulations of beneficial ownership of shares of Common Stock or a change in control of the Company or any of its Subsidiaries.
Section 3.8   SEC Documents; Financial Statements.
(a)   The Company (including its predecessors) has timely filed all reports, schedules, forms, proxy statements, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the 1934 Act or the Securities Act (all of the foregoing filed since January 1, 2017 and all exhibits and appendices included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”). The Company has delivered or has made available to Purchaser true, correct and complete copies of each of the SEC Documents not available on the EDGAR system. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act, the rules and regulations of the SEC promulgated thereunder and the rules and regulations of the NYSE American, in each case, applicable to the SEC Documents, and none of the SEC Documents contains any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. None of the Company’s Subsidiaries is subject to the periodic reporting requirements of the 1934 Act. There are no outstanding or unresolved comments in comment letters from the SEC staff with respect to any of the SEC Documents. To the Company’s Knowledge, no SEC Document is the subject of ongoing SEC review or outstanding SEC investigation.
(b)   As of their respective dates, the audited and unaudited financial statements of the Company and its predecessors included in the SEC Documents (including, in each case, the notes thereto, the “Financial Statements”), complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto as in effect as of the time of filing. The Financial Statements have been prepared in accordance with GAAP (except (i) as may be otherwise indicated in such Financial Statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements), and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments which will not be material, either individually or in the aggregate). The Company is not currently contemplating to amend or restate any of the Financial Statements (including any notes or any letter of the independent accountants of the Company with respect thereto), nor, to the Company’s Knowledge, do there exist any facts or circumstances which would require the Company to amend or restate any of the Financial Statements, in each case, in order for any of the Financials Statements to be in compliance with GAAP and the rules and regulations of the SEC. The Company has not been informed by its independent accountants that they recommend that the Company amend or restate any of the Financial Statements or that there is any need for the Company to amend or restate any of the Financial Statements.
(c)   The Company and each of its Subsidiaries maintains internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the 1934 Act) that are effective to provide reasonable assurances regarding the reliability of the financial reporting and the preparation of financial statements of the Company and its Subsidiaries for external purposes in accordance with GAAP, and includes those policies and procedures that (i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the Company, (ii) transactions are recorded as necessary to permit preparation of financial statements and (iii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP, and that receipts and expenditures of the Company are being made only in accordance with authorizations of management and directors of the Company. The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the 1934 Act) that are effective in ensuring that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the SEC, including controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is accumulated and communicated to the Company’s management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate, to allow timely decisions regarding required disclosure. Neither the

Company nor any of its Subsidiaries has received any notice or correspondence from any accountants, Governmental Entities or other Person relating to (x) any potential material weakness or significant deficiency in any part of the internal controls over financial reporting of the Company or any of its Subsidiaries or (y) any fraud, whether or not material, that involves (or involved) the management or other employees of the Company or its Subsidiaries who have (or had) a significant role in the Company’s or its Subsidiaries’ internal controls.
(d)   There is no transaction, arrangement, or other relationship between the Company or any of its Subsidiaries and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its 1934 Act filings and is not so disclosed or that otherwise would have a Material Adverse Effect.
(e)   There are no material disagreements of any kind presently existing or, to the Company’s Knowledge, reasonably anticipated to arise between the Company and any of its Subsidiaries, on the one hand, and the accountants and lawyers formerly or presently employed by the Company (including its predecessors) and any of Subsidiaries thereof, on the other hand, and the Company and each of its Subsidiaries is current with respect to any fees owed to its respective accountants and lawyers which, the failure to pay could affect the Company’s ability to perform any of its obligations under any of the Definitive Documents.
Section 3.9   Absence of Certain Changes.   Since December 31, 2018 (the “10-K Date”), there has been no material adverse change and no material adverse development in the business, assets, liabilities, properties, operations (including results thereof), condition (financial or otherwise) or prospects of the Company or any of its Subsidiaries taken as a whole. Since the 10-K Date, neither the Company nor any of its Subsidiaries has taken any action that if taken after the date hereof would require the consent of the Purchaser pursuant to Section 5.1(b). Neither the Company nor any of its Subsidiaries has taken any steps to seek protection pursuant to any applicable Law relating to bankruptcy, insolvency, reorganization, receivership, liquidation or winding up, nor does the Company or any Subsidiary have any Knowledge or reason to believe that any of their respective creditors intend to initiate involuntary bankruptcy proceedings or any Knowledge of any fact which would reasonably lead a creditor to do so. The Company and its Subsidiaries, individually and on a consolidated basis, are not as of the date hereof, and, after giving effect to the transactions contemplated by the Definitive Documents, will not be, Insolvent. Neither the Company nor any of its Subsidiaries has engaged in any business or in any transaction, and does not plan to engage in any business or in any transaction, for which the Company’s or such Subsidiary’s remaining assets constitute unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted.
Section 3.10   Conduct of Business; Regulatory Permits.
(a)   Neither the Company nor any of its Subsidiaries is in violation of any term of or in default under the Group Companies Organizational Documents. Neither the Company (including its predecessors) nor any Subsidiaries thereof  (i) is, or has been since January 1, 2017, in violation of any applicable Law or Order applicable thereto or (ii) has received since January 1, 2017 a notification or communication from any Governmental Entity asserting that it is not or has not been in compliance with any applicable Law or Order. Without limiting the generality of the foregoing, the Company is not in material violation of any of the rules, regulations or requirements of the NYSE American, and has no Knowledge of any facts or circumstances that could reasonably lead to delisting or suspension of trading the Common Stock by the NYSE American. Since January 1, 2017, (i) the Common Stock has been listed or designated for quotation on the NYSE American, (ii) trading in the Common Stock has not been suspended by the SEC or the NYSE American and (iii) the Company has received no communication, written or oral, from the SEC or the NYSE American regarding the suspension or delisting of the Common Stock from the NYSE American. The Company and each of its Subsidiaries possess all licenses, certificates, authorizations and permits issued by the appropriate Governmental Entity necessary to conduct their respective businesses, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such license, certificate, authorization or permit. There is no Contract or Order binding upon the Company or any of its Subsidiaries or to which the Company or any of its Subsidiaries is a party which, individually or together with any other Contract or Order, has had or would reasonably be expected to have the effect of prohibiting or materially impairing any business practice of the Company or any of its Subsidiaries, any acquisition of property by the Company or any of its Subsidiaries.

(b)   The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its Knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the SEC is contemplating terminating such registration. The Company has not, since January 1, 2019, received notice from the NYSE American to the effect that the Company is not in compliance with the listing or maintenance requirements of the NYSE American. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements. The Common Stock is currently eligible for electronic transfer through the Depository Trust Company or another established clearing corporation and the Company is current in payment of the fees to the Depository Trust Company (or such other established clearing corporation) in connection with such electronic transfer.
Section 3.11   Certain Regulatory Matters.
(a)   None of the Company (including its predecessors), any Subsidiaries thereof or any of their respective directors, officers, or other Representatives (individually and collectively, a “Company Affiliate”) have violated the U.S. Foreign Corrupt Practices Act (the “FCPA”) or any other applicable anti-bribery or anti-corruption Law, nor has any Company Affiliate offered, paid, promised to pay, or authorized the payment of, any money, or offered, given, promised to give, or authorized the giving of, anything of value, to any officer, employee or any other person acting in an official capacity for any Governmental Entity or any political party or official thereof or to any candidate for political office (individually and collectively, a “Government Official”) or to any Person under circumstances in which such Company Affiliate knew or was aware of a high probability that all or a portion of such money or thing of value would be offered, given or promised, directly or indirectly, to any Government Official, for the purpose of: (i) (A) influencing any act or decision of such Government Official in his/her official capacity, (B) inducing such Government Official to do or omit to do any act in violation of his/her lawful duty, (C) securing any improper advantage, or (D) inducing such Government Official to influence or affect any act or decision of any Governmental Entity; or (ii) assisting the Company or its Subsidiaries in obtaining or retaining business for or with, or directing business to, the Company or its Subsidiaries.
(b)   The Company has in place policies, procedures and controls that ensure compliance with the (i) FCPA and (ii) other applicable anti-bribery or anti-corruption laundering Laws in each foreign jurisdiction in which the Company does business.
(c)   No Company Affiliates or any other business entity or enterprise with which the Company or any Subsidiary is or has been Affiliated or associated, has, directly or indirectly, made or authorized any payment, contribution or gift of money, property, or services, whether or not in contravention of applicable Law, (i) as a kickback, bribe gratuity, lobbying expenditure, political contribution or contingent fee payment to any Person or (ii) to any political organization, or to the holder of or any aspirant to any elective or appointive public office except for personal political contributions not involving the direct or indirect use of funds of the Company or any of its Subsidiaries.
(d)   The Company and its Subsidiaries are in compliance with, and have not previously violated, the USA Patriot Act of 2001 and all other applicable U.S. and non-U.S. anti-money laundering Laws and regulations and Sanctions, including the Laws, executive orders and sanctions programs administered by OFAC. No Company Affiliates (x) is a Sanctioned Person or has any reason to believe that it is acting on behalf of, or for the benefit of, any Sanctioned Person or (y) has engaged in any dealings with or the benefit of any Sanctioned Person, or in or involving any Sanctioned Country.
(e)   Since January 1, 2017, no allegations of sexual harassment have been made to the Company (including its predecessors) or any Subsidiaries thereof against any individual in his or her capacity as director or a managerial employee, or to the Company’s Knowledge, any other employee, of the Company (including its predecessors) or any Subsidiaries thereof.
Section 3.12   Sarbanes-Oxley Act.   The Company and each of its Subsidiaries is in material compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002, as amended, and any and all applicable rules and regulations promulgated by the SEC thereunder.

Section 3.13   Transactions With Affiliates.   There have not been any transactions or Contracts or series of related transactions or Contracts required to be disclosed under Item 404 of Regulation S-K under the 1934 Act.
Section 3.14   Capitalization
(a)   As of the date hereof, the authorized capital stock of the Company consists of 217,000,000 shares of Common Stock, of which 9,921,895 are issued and outstanding. No shares of Common Stock are held in the treasury of the Company. Except for the foregoing Capital Stock, the Company has no other Capital Stock authorized, reserved for issuance or outstanding.
(b)   All of the Company’s Capital Stock is duly authorized and validly issued, fully paid and non-assessable (as such concepts are applicable). All the outstanding shares of Capital Stock of each Subsidiary of the Company have been validly issued and are fully paid and non-assessable (to the extent such concepts are applicable) and are owned, directly or indirectly, by the Company free and clear of all Liens.
(c)   (A) None of the Company’s or any of its Subsidiaries’ Capital Stock is subject to preemptive rights or any other similar rights or restrictions or Liens suffered or permitted by the Company or any Subsidiary; (B) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any Capital Stock of the Company or any of its Subsidiaries, or Contracts by which the Company or any of its Subsidiaries is or may become bound to issue additional Capital Stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any Capital Stock of the Company or any of its Subsidiaries; (C) there are no Contracts under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the Securities Act; (D) there are no outstanding securities or instruments of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no Contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries; (E) there are no securities or instruments or Capital Stock containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities; (F) neither the Company nor any Subsidiary has any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement; and (G) there are no stockholder agreements, voting trusts or other agreements to which the Company or any of its Subsidiaries is a party or by they are bound relating to the voting of any shares, interests or capital stock of the Company or any of its Subsidiaries.
(d)   True, correct and complete copies of the Company Organizational Documents, and the terms of all convertible securities and the material rights of the holders thereof in respect thereto, are set forth in, or filed as exhibits to the SEC Documents.
Section 3.15   Indebtedness.   Neither the Company nor any of its Subsidiaries has any outstanding Indebtedness.
Section 3.16   Material Contracts.   Neither the Company nor any of its Subsidiaries is party to, and none of their respective properties or assets are bound by, a Material Contract. Each Material Contract set forth in the SEC Documents is in full force and effect, and is a legal, valid and binding agreement of the Company or its Subsidiaries, as applicable, and, to the Company’s Knowledge, the other parties thereto, subject only to the General Enforceability Exceptions. There is no material default or breach by the Company or any of its Subsidiaries, as applicable, with respect to any such Material Contract or, to the Company’s Knowledge, any other party thereto, and no event has occurred which, with notice or lapse of time or both, would constitute a material breach or default or would permit termination, material modification or acceleration thereof by any party to such Material Contract. Neither the Company nor any of its Subsidiaries has waived any material rights under any such Material Contract. Neither the Company nor any of its Subsidiaries has received written notice of the intention of any third party under any such Material Contract to cancel, terminate or materially modify the terms of any such Material Contract, or accelerate the obligations of the Company or any of its Subsidiaries, as applicable, thereunder. There are no current or pending financing arrangements or assignments of proceeds with respect to any such Material Contract.

Section 3.17   Litigation.   Except as would not, individually or in the aggregate, have a Material Adverse Effect, there is no, and since January 1, 2017 there has not been, any Action before or by the NYSE American, any court, public board, other Governmental Entity, self-regulatory organization or body pending or, to the Knowledge of the Company, threatened against or affecting the Company (including its predecessors) or any of Subsidiaries thereof, the Capital Stock thereof or any current or former officers, directors, managers or employees thereof, whether of a civil or criminal nature or otherwise, in their capacities as such. To the Knowledge of the Company, no current or former director, officer, manager or employee of the Company (including its predecessors) or any of its Subsidiaries has willfully violated 18 U.S.C. §1519 or engaged in spoliation in reasonable anticipation of litigation. Without limitation of the foregoing, there has not been, and to the Knowledge of the Company, there is not pending or contemplated, any investigation by the SEC involving the Company (including its predecessors), any Subsidiaries thereof or any current or former director, officer, manager of employee of the Company or any of its Subsidiaries. The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the Securities Act or the 1934 Act. To the Company’s Knowledge, no fact exists which might result in or form the basis for any such Action. Neither the Company nor any of its Subsidiaries is subject to any Order.
Section 3.18   Insurance.   The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts, in each case, as is customary in the businesses in which the Company and its Subsidiaries are engaged. All premiums due and payable in respect of such insurance policies maintained by the Company and its Subsidiaries have been paid in full. Neither the Company nor any of its Subsidiaries have been refused any insurance coverage sought or applied for, and neither the Company nor any such Subsidiary has any reason to believe that it will be unable to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business on substantially the same terms as now in effect. Excluding insurance policies that have expired and been replaced in the ordinary course of business, no such insurance policy of the Company or any of its Subsidiaries has been, or has been threatened to be, cancelled by the applicable insurer since January 1, 2017, and neither the Company nor any of its Subsidiaries has received any written notice of cancellation or non-renewal of any such insurance policy.
Section 3.19   Employee Relations.   The Company and each of its Subsidiaries maintains good relationships with their respective employees. No executive officer (as defined in Rule 501(f) promulgated under the Securities Act) or other key employee of the Company or any of its Subsidiaries has notified the Company or the applicable Subsidiary that such executive officer or key employee intends to terminate, or materially amend the terms of, its employment with the Company or the applicable Subsidiary. To the Company’s Knowledge, no executive officer or other key employee of the Company or any of its Subsidiaries is or will be (with or without the passage of time, or both), in violation of any material term of any employment Contract, confidentiality, disclosure or proprietary information Contract, non-competition Contract or any other Contract, or any restrictive covenant, and the continued employment of each such executive officer or other key employee (as the case may be) does not subject the Company or any of its Subsidiaries to any material liability with respect to any of the foregoing matters. The Company and its Subsidiaries are in compliance with all applicable federal, state, local and foreign Laws respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, result in a Material Adverse Effect. There are no strikes or other labor disputes against the Company or any of its Subsidiaries, and, to the Knowledge of the Company, there are no strikes or other labor disputes threatened against the Company or any of its Subsidiaries.
Section 3.20   Title.
(a)   The Company and each of its Subsidiaries holds good title to all real property, leases in real property, facilities or other interests in real property owned or held by the Company or any of its Subsidiaries, as applicable (the “Real Property”). The Real Property is free and clear of all Liens and is not subject to any rights of way, building use restrictions, exceptions, variances, reservations, or limitations of any nature except for (a) Liens for current Taxes not yet due for which adequate reserves (as determined in accordance with the GAAP) have been established on the Financial Statements, (b) zoning Laws and other land use restrictions that do not, and will not (with or without the passage of time, or both) impair the present or anticipated use of the Real Property subject thereto, and (c) mechanics’, carriers’, workmen’s, warehousemen’s, repairmen’s or other statutory liens arising in the ordinary course of business that would not reasonably be expected to have a Material Adverse Effect. Each Real Property held under lease by the Company or any of its Subsidiaries is held by the Company or its applicable Subsidiary under a valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the current and anticipated use made and proposed to be made of such Real Property and buildings by the Company or any of its Subsidiaries, as applicable.
(b)   Each of the Company and its Subsidiaries (as applicable) has good title to, or a valid leasehold interest in, the tangible personal property, equipment, improvements, fixtures, and other personal property and appurtenances that are used by the Company or its Subsidiary in connection with the conduct of its business (the “Fixtures and Equipment”). The Fixtures and Equipment are structurally sound, are in good operating condition and repair, are adequate for the uses to which they are being put, are not in need of maintenance or repairs, except for routine maintenance and repairs in the ordinary course of business, and are sufficient, in all material respects, for the conduct of the Company’s and its Subsidiaries’ businesses as currently conducted. The Company and its Subsidiaries collective own all of the Fixtures and Equipment free and clear of all Liens except for (a) Liens for current Taxes not yet due for which adequate reserves (as determined in accordance with GAAP) have been established on the Financial Statements, (b) zoning Laws and other land use restrictions that do not impair the present or anticipated use of the Fixtures and Equipment subject thereto, (c) mechanics’, carriers’, workmen’s, warehousemen’s, repairmen’s or other statutory liens arising in the ordinary course of business that would not reasonably be expected to have a Material Adverse Effect and (d) minor liens that have arisen in the ordinary course of business and that do not, individually or in the aggregate, materially detract from the value of the assets or properties subject thereto or materially impair the operations of the Company or its any of Subsidiaries.
Section 3.21   Intellectual Property Rights.
(a)   The Company and its Subsidiaries collectively own or possess good and marketable title to, or valid licenses to use, all trademarks, trade names, service marks, service mark registrations, service names, original works of authorship, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights and all applications and registrations therefor (“Intellectual Property Rights”) necessary to conduct their respective businesses as now conducted and presently proposed to be conducted in all material respects. None of the Company’s material Intellectual Property Rights have expired or have been terminated or abandoned, or are expected to expire, or to be terminated or abandoned, in each case, within three (3) years from the date of the Agreement. The Company does not have any Knowledge of any infringement, misappropriate or violation by the Company or its Subsidiaries of Intellectual Property Rights of others.
(b)   The Company is the exclusive owner of the entire right, title and interest in and to AP-SA02, and is the exclusive owner of the entire right, title and interest in and to, or has licensed or has the right to license all Intellectual Property rights in, AP-PA02 (collectively, the “Products”), all data associated therewith, and all Intellectual Property Rights covering or relating to the Products, free and clear of all liens. To the Company’s Knowledge, all patents owned or controlled by the Company that have been issued or granted by the appropriate Patent Office are valid and enforceable.
(c)   There is no action which has been brought, or to the Knowledge of the Company, being threatened, against the Company or any of its Subsidiaries regarding its Intellectual Property Rights. To the Knowledge of the Company, there are no facts or circumstances which might give rise to any actions regarding the Company’s Intellectual Property Rights.
(d)   To the Company’s Knowledge, the manufacture, use, offer for sale, sale and/or importation of any of the Products will not infringe and patent or other Intellectual Property Rights of any third party. Neither Company nor any of its Subsidiaries has received written or oral notice of any action, suit or proceeding that claims, that the development, manufacture, use, marketing, sale, offer for sale, importation or distribution of any Product would infringe on Intellectual Property Rights of any third party.
(e)   The Company is in material compliance with all terms of and obligations under its collaboration agreement with Merck and its grant agreements with the National Institute of Health and the National Institute of Allergy and Infectious Diseases, and has not breached and is not in default under any provision of those agreements.

(f)   No event has occurred that would give Merck the right to unilaterally terminate the collaboration agreement. The Company has not received any notice of an intention by Merck to terminate the collaboration agreement, and the Company has not agreed with Merck to terminate the collaboration agreement in whole or in part.
(g)   The Company is in material compliance with all healthcare laws and regulations, and with the codes of conduct published by the Pharmaceutical Research and Manufacturers of America.
(h)   The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their Intellectual Property Rights. In the past five years, the Company and its Subsidiaries have not (i) experienced any actual, alleged, or suspected data breach or other security incident or (ii) been subject to or received any notice of any audit, investigation, complaint, or other claim concerning the violation of any data protection laws.
Section 3.22   Environmental Laws.
(a)   The Company (including its predecessors) and Subsidiaries thereof  (A) are, and since January 1, 2017 have been, in compliance with any and all Environmental Laws (as defined below), and neither the Company nor any of its Subsidiaries has received any written communication alleging that the Company is in violation of, or has any liability under, any Environmental Law, (B) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (C) are in compliance with all terms and conditions of any such permit, license or approval where, in each of the foregoing clauses (A), (B) and (C), the failure to so comply would not have, individually or in the aggregate, a Material Adverse Effect.
(b)   No Hazardous Materials (i) have been disposed of or otherwise released from any currently or formerly owned Real Property of the Company (including its predecessors) or any Subsidiaries thereof in violation of any Environmental Laws; and (ii) are, to the Company’s Knowledge, present on, over, beneath, in or upon any Real Property or any portion thereof in quantities that would constitute a violation of any Environmental Laws.
Section 3.23   Tax Status.   The Company and each of its Subsidiaries (i) has timely made or filed all Tax Returns required by any jurisdiction to which it is subject, (ii) has timely paid all Taxes and other governmental assessments and charges (including satisfying its withholding tax obligations) levied or imposed on their properties, income or assets or otherwise due and payable, except those being contested in good faith for which adequate reserves (as determined in accordance with the GAAP) have been established on the Financial Statements and (iii) has set aside on its books provision reasonably adequate for the payment of all Taxes for periods subsequent to the periods to which such Tax Returns apply. There are no unpaid Taxes claimed to be due and payable by the Taxing authority of any jurisdiction, and, to Knowledge of the Company, no facts or circumstances exist of that would be the basis for any such claim. The Company is not operated in such a manner as to qualify as a passive foreign investment company, as defined in Section 1297 of the Internal Revenue Code of 1986, as amended (the “Code”).
Section 3.24   Investment Company Status.   The Company is not, and upon consummation of the sale of the Securities will not be, an “investment company,” an affiliate of an “investment company,” a company controlled by an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended.
Section 3.25   U.S. Real Property Holding Corporation.   The Company (including its predecessors) and all Subsidiaries thereof is not, has not ever been, and, for so long as any of the Securities are held by the Purchaser, shall not become, a U.S. real property holding corporation within the meaning of Section 897 of the Code.
Section 3.26   Registration Eligibility.   The Company is, and from and after the First Closing will be, eligible to register the Registrable Securities (as defined in the Registration Rights Agreement) for resale by the Purchaser using Form S-1 promulgated under the 1933 Act.
Section 3.27   Transfer Taxes.   On the Second Closing Date, all stock transfer or other Taxes (other than income or similar Taxes) which are required to be paid in connection with the issuance, sale and transfer of the Securities to be sold to Purchaser pursuant to this Agreement will be, or will have been, fully paid or provided for by the Company, and all Laws imposing such Taxes will be or will have been complied with in all material respects.
Section 3.28   Shell Company Status.   The Company is not an issuer identified in, and subject to, Rule 144(i).
Section 3.29   ERISA Compliance.
(a)   Each Plan is in material compliance with the applicable provisions of ERISA, the Code and other applicable federal or state Laws.
(b)   (i) No ERISA Event has occurred for which the Company, any of its Subsidiaries or any of their respective ERISA Affiliates has any residual liability; and (ii) no ERISA Event is expected to occur, except as would not reasonably be expected, individually or in the aggregate, to result in a material adverse effect on the Company and its Subsidiaries taken as a whole.
(c)   At no time during the past six (6) years has the Company (including its predecessors) or any member of the “Controlled Group” thereof  (defined as any organization which is a member of a controlled group of organizations within the meaning of Code Sections 414(b), (c), (m) or (o)) maintained, sponsored or contributed to, or been obligated to contribute to (i) any retirement plan which is subject to Title IV of ERISA or Section 412 of the Code or (ii) any “multiemployer plan” as defined in Section 4001(a)(3) of ERISA
Section 3.30   Management.   Since January 1, 2017, no current or former officer or director or, to the Knowledge of the Company, no current ten percent (10%) or greater stockholder of the Company (including its predecessors) or any Subsidiaries thereof has been the subject of:
(a)   a petition under applicable bankruptcy Laws or any other applicable insolvency or moratorium Law or the appointment by a court of a receiver, fiscal agent or similar officer for such Person, or any partnership in which such person was a general partner, or any corporation or business association of which such person was an executive officer;
(b)   a conviction in a criminal proceeding or a named subject of a pending criminal proceeding (excluding traffic violations that do not relate to driving while intoxicated or driving under the influence);
(c)   any Order that has not subsequently reversed, suspended or vacated, permanently or temporarily enjoining any such person from, or otherwise limiting, the following activities:
(i)   engaging in any particular type of business practice; or
(ii)   engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of securities Laws or commodities Laws;
(d)   any Order that has not been subsequently reversed, suspended or vacated, barring, suspending or otherwise limiting for more than sixty (60) days the right of any such person to engage in any activity described in the preceding sub paragraph, or to be associated with persons engaged in any such activity;
(e)   a finding by a Governmental Entity in a civil Action or by the SEC or other authority to have violated any securities Laws or decrees, and the judgment in such civil Action or finding by the SEC or any other authority has not been subsequently reversed, suspended or vacated; or
(f)   a finding by a Governmental Entity in a civil Action or by the Commodity Futures Trading Commission to have violated any federal commodities Laws, and the judgment in such civil Action or finding has not been subsequently reversed, suspended or vacated.
Section 3.31   FDA.   There is no pending, completed or, to the Company’s Knowledge, threatened, action (including any lawsuit, arbitration, or legal or administrative or regulatory proceeding, charge, complaint, or investigation) against the Company or any of its Subsidiaries, and none of the Company or any of its Subsidiaries has received any notice, warning letter or other communication from the U.S. Food and Drug Administration (“FDA”) or any other governmental entity, which (i) contests the premarket clearance, licensure, registration, or approval of, the uses of, the distribution of, the manufacturing or packaging of, the testing of, the sale of, or the labeling and promotion of any Pharmaceutical Product, (ii) withdraws its approval of, requests the recall, suspension, or seizure of, or withdraws or orders the withdrawal of advertising or sales promotional materials relating to, any Pharmaceutical Product, (iii) imposes a clinical hold on any clinical investigation by the Company or any of its Subsidiaries, (iv) enjoins production at any facility of the Company or any of its Subsidiaries, (v) enters or proposes to enter into a consent decree of permanent injunction with the Company or any of its Subsidiaries, or (vi) otherwise alleges any violation of any laws, rules or regulations by the Company or any of its Subsidiaries. The properties, business and operations of the Company have been and are being conducted in all material respects in accordance with all applicable laws, rules and regulations of the FDA. The Company has not been informed by the FDA that the FDA will prohibit the marketing, sale, license or use in the United States of any product proposed to be developed, produced or marketed by the Company nor has the FDA expressed any concern as to approving or clearing for marketing any product being developed or proposed to be developed by the Company.
Section 3.32   Stock Option Plans.   Each stock option granted by the Company was granted (i) in accordance with the terms of the applicable stock option plan of the Company and (ii) with an exercise price at least equal to the fair market value of the Common Stock on the date such stock option would be considered granted under GAAP and applicable Law. No stock option granted under the Company’s stock option plan has been backdated. The Company has not granted, and there is no and has been any policy or practice of the Company to knowingly grant, stock options prior to, or otherwise knowingly coordinate the grant of stock options with, the release or other public announcement of material information regarding the Company or its Subsidiaries or their financial results or prospects.
Section 3.33   No Disqualification Events.   With respect to Securities to be offered and sold hereunder in reliance on Rule 506(b) under the Securities Act (“Regulation D Securities”), none of the Company, any of its predecessors, any Affiliated issuer, any director, executive officer, other officer of the Company participating in the offering of the Securities contemplated by this Agreement, or to the Company’s Knowledge, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person” and, together, “Issuer Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to Purchaser a copy of any disclosures provided thereunder. The Company is not aware of any Person that has been or will be paid (directly or indirectly) remuneration for solicitation of Purchaser or other potential purchasers in connection with the sale of the Securities contemplated by this Agreement.
Section 3.34   No Integrated Offering.   Assuming the accuracy of the Purchasers’ representations and warranties set forth in this Agreement, neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of  (i) the Securities Act which would require the registration of any such securities under the Securities Act, or (ii) any applicable stockholder approval provisions of the NYSE American.
Section 3.35   Regulation M Compliance.   The Company has not, and to its Knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company.
Section 3.36   Disclosure.   The Company understands and confirms that Purchaser will and is entitled to rely on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided to Purchaser regarding the Company and its Subsidiaries, their businesses and the transactions contemplated by the Definitive Documents furnished by or on behalf of the Company or any of its Subsidiaries, does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. No event or circumstance has occurred and no information exists with respect to the Company or any of its Subsidiaries or its or their business, properties, liabilities, prospects, operations (including results thereof) or conditions (financial or otherwise), which, under applicable Law, requires public disclosure at or before the date hereof or announcement by the Company but which has not been so publicly disclosed. All financial projections and forecasts that have been prepared by or on behalf of the Company or any of its Subsidiaries and made available to Purchaser have been prepared in good faith based upon reasonable assumptions and represented, at the time each such financial projection or forecast was delivered to Purchaser, the Company’s best estimate of future financial performance (it being recognized that such financial projections or forecasts are not to be viewed as facts and that the actual results during the period or periods covered by any such financial projections or forecasts may differ from the projected or forecasted results).
Section 3.37   Proxy Statement.   None of the information in the Proxy Statement to be sent to the stockholders of the Company in connection with the Company Stockholders’ Meeting will, on the date it is filed, on the date it is first mailed to the stockholders of the Company and at the time of the Company Stockholders’ Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. The Proxy Statement will, at the time of the Company Stockholders’ Meeting, comply as to form in all material respects with the requirements of the Exchange Act and the rules and regulations promulgated thereunder.
Section 3.38   Disclaimer of Other Representations and Warranties.   Except as expressly set forth in this Article III or in any other Definitive Document, the Company makes no representation or warranty, express or implied, at law or in equity, including with respect to it or any of its Subsidiaries or any of their respective assets, liabilities or operations, and any such other representations and warranties are hereby expressly disclaimed.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF THE PURCHASER
Purchaser hereby represents and warrants as of the date hereof, as of the First Closing, and as of the Second Closing, as follows:
Section 4.1   Organization.   Purchaser is a corporation duly incorporated, validly existing and in good standing under the Laws of the State of Delaware.
Section 4.2   Organizational Power and Authority.   Purchaser has the requisite corporate power and authority to enter into, execute and deliver this Agreement and to perform its obligations hereunder and has taken or will take all necessary corporate action required for the due authorization, execution, delivery and performance by it of this Agreement and the transactions contemplated hereby.
Section 4.3   Execution and Delivery.   This Agreement has been validly executed and delivered by Purchaser, and, assuming due and valid execution and delivery hereof by the Company, will constitute valid and legally binding obligations of Purchaser, enforceable against Purchaser in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar Laws limiting creditors’ rights generally or by equitable remedies (regardless of whether enforceability is considered in a proceeding at law or in equity).
Section 4.4   No Conflict.   The execution and delivery by Purchaser of this Agreement and the consummation of the transactions contemplated hereby (a) will not conflict with, or result in a breach, modification, termination or violation of, any of the terms or provisions of, or constitute a default under (with or without notice or lapse of time or both), or result in the acceleration of, or the creation of any Lien under, any Contract to which Purchaser is party or is bound or to which any of the property or assets of Purchaser are subject, (b) will not result in any violation of the provisions of the certificate of incorporation or bylaws of Purchaser, and (c) will not result in any material violation of any Law or Order applicable to

Purchaser or any of its properties, except in each of the cases described in clauses (a) through (c), for any conflict, breach, modification, termination, violation, default, acceleration or Lien which would not reasonably be expected, individually or in the aggregate, to prohibit or materially and adversely impact Purchaser’s performance of its obligations under this Agreement.
Section 4.5   Consents and Approvals.   No consent, approval, authorization, Order, registration or qualification of or with any Governmental Entity having jurisdiction over Purchaser or any of its properties is required for the execution and delivery by Purchaser of this Agreement, the compliance by Purchaser with the provisions hereof and the consummation of the transactions contemplated hereby, except any consent, approval, authorization, Order, registration or qualification which, if not made or obtained, would not reasonably be expected, individually or in the aggregate, to prohibit or materially and adversely impact Purchaser’s performance of its obligations under this Agreement.
Section 4.6   No Registration.   Purchaser understands that (a) the Purchased Common Stock and Purchased Warrants (including any shares of Common Stock issuable upon exercise thereof) have not been registered under the Securities Act by reason of a specific exemption or exclusion from the registration provisions of the Securities Act, the availability of which depends on, among other things, the bona fide nature of the investment intent and the accuracy of Purchaser’s representations as expressed herein or otherwise made pursuant hereto and (b) the foregoing securities cannot be sold unless subsequently registered under the Securities Act or an exemption or exclusion from registration is available.
Section 4.7   Purchasing Intent.   Purchaser is acquiring the Purchased Common Stock and Purchased Warrants (including any shares of Common Stock issuable upon exercise thereof) for its own account or accounts or funds over which it or its Affiliates hold voting or investment discretion, not otherwise as a nominee or agent, and not otherwise with the view to, or for resale in connection with, any distribution thereof not in compliance with applicable securities Laws, and Purchaser has no present intention of selling, granting any other participation in, or otherwise distributing the same, except in compliance with applicable securities Laws.
Section 4.8   Sophistication; Investigation.   Purchaser has such knowledge and experience in financial and business matters such that it is capable of evaluating the merits and risks of its investment in the Purchased Common Stock and Purchased Warrants (including any shares of Common Stock issuable upon exercise thereof). Purchaser is an “accredited investor” within the meaning of Rule 501(a) of the Securities Act and an “institutional account” within the meaning of Rule 4512 of the Financial Industry Regulatory Authority or a “qualified institutional buyer” within the meaning of Rule 144A of the Securities Act. Purchaser understands and is able to bear any economic risks associated with such investment (including the necessity of holding such shares for an indefinite period of time). Except for the representations and warranties expressly set forth in this Agreement, Purchaser has independently evaluated the merits and risks of its decision to enter into this Agreement and consummate the transactions contemplated hereby.
Section 4.9   Sufficient Funds.   Purchaser has, or at the applicable Closing will have, sufficient assets and the financial capacity to perform all of its obligations under this Agreement.
Section 4.10   Bad Actor.   Neither the Purchaser nor any person or entity with whom the Purchaser will share beneficial ownership of the Purchased Common Stock is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act.
ARTICLE V
ADDITIONAL COVENANTS
Section 5.1   Covenants of the Company.   During the period from the date hereof until the earlier of the Second Closing and the termination of this Agreement in accordance with Article VIII, the Company shall, and shall cause each of its Subsidiaries to, comply with the following covenants:
(a)   Affirmative Covenants:   Except (x) as otherwise expressly required by this Agreement, (y) as required by applicable Law or (z) as consented to in writing by the Purchaser, during the period from the date hereof until the earliest of  (i) the Second Closing, (ii) the Second Closing Abandonment and (iii) the

termination of this Agreement in accordance with Article VIII, the Company shall, and shall cause each of its direct and indirect Subsidiaries to:
(i)   preserve, in all material respects, its business operations, organization and goodwill and its relationships with suppliers, customers, lenders and others having business dealings with the Company and its Subsidiaries;
(ii)   to the extent any legal or structural impediment arises that would prevent, hinder, or delay the consummation of the transactions contemplated by this Agreement, support and take all steps reasonably necessary and desirable to address and resolve any such impediment;
(iii)   use good faith and commercially reasonable efforts to obtain all required Governmental Entity and third-party approvals for the consummation of the transactions contemplated by this Agreement;
(iv)   inform counsel to the Purchaser as soon as reasonably practicable after becoming aware of: (A) any Material Adverse Effect, (B) any notice of any commencement of any involuntary insolvency proceedings, legal suit for payment of debt or securement of security from or by any person in respect of the Company or any of its Subsidiaries, (C) a breach of this Agreement, and (D) any representation or statement made or deemed to be made by the Company or any of its Subsidiaries under this Agreement, which is or proves to have been materially incorrect or misleading in any respect when made or deemed to be made;
(v)   maintain the good standing of the Company and any Subsidiaries of the Company under the Laws of the state or other jurisdiction in which they are incorporated or organized;
(vi)   make all necessary registrations, declarations and filings with, and notices to, Governmental Entities (including under the Securities Exchange Act of 1934 (the “Exchange Act”)) (a) in the ordinary course of business and (b) with respect to the transactions contemplated by this Agreement;
(vii)   operate their business in the ordinary course of business; and
(viii)   provide, and direct its Representatives to provide, to the Purchaser and its Representatives (A) reasonable access to the Company and its Subsidiaries’ books and records during normal business hours on reasonable advance notice to the Company and its Subsidiaries’ Representatives, (B) reasonable access to the Representatives of the Company and its Subsidiaries on reasonable advance notice to such persons, and (C) such other information as reasonably requested by the Purchaser and its Representatives.
(b)   Negative Covenants:   Except (x) as otherwise expressly required by this Agreement, (y) as required by applicable Law or (z) as consented to by the Purchaser in writing, during the period from the date hereof until the earliest of  (i) the Second Closing, (ii) the Second Closing Abandonment and (iii)the termination of this Agreement in accordance with Article VIII, the Company shall not, and shall cause each of its direct and indirect Subsidiaries not to:
(i)   transfer any material property, asset or right of the Company or its Subsidiaries or any material property, asset or right used in the business of the Company and its Subsidiaries to any person or entity outside of the ordinary course of business;
(ii)   engage in any material disposition, acquisition, leasing, investment or other similar transaction (whether by merger, consolidation or otherwise) outside of the ordinary course of business;
(iii)   incur, create, assume, guarantee or otherwise become liable for any Indebtedness, other than trade indebtedness or contingent liabilities under surety bonds, in each case, in the ordinary course of business;
(iv)   amend the Company’s or any of its Subsidiaries’ organizational documents (whether by merger, consolidation or otherwise);
(v)   split, combine, reclassify, redeem, repurchase, acquire, issue or deliver or amend the terms of any Capital Stock of the Company or any of its Subsidiaries (whether by merger, consolidation or otherwise), other than the transactions expressly contemplated by this Agreement;

(vi)   enter into any transactions with a Related Party;
(vii)   create or incur any Lien on any capital stock, assets or properties of the Company or any of its Subsidiaries, other than (a) Liens related to capital leases in place as of the date hereof or entered into after the date hereof in the ordinary course of business or (b) immaterial Liens created or incurred in the ordinary course of business;
(viii)   adopt, establish, enter into, amend, terminate or increase the benefits under any of the Company’s or its Subsidiaries’ benefit plans, except for approval and adoption of annual compensation programs in the ordinary course of business;
(ix)   declare, set aside, make or pay any dividend or other distribution (whether in stock, cash, other property or any combination thereof) with respect to any Capital Stock of the Company and its Subsidiaries;
(x)   amend or terminate any Material Contracts of the Company or its Subsidiaries, other than renewals, amendments, change orders and expirations of such Material Contracts in the ordinary course of business;
(xi)   waive, release, assign, settle or compromise any material action, suit, claim, cause of action, investigation, complaint, legal proceeding, administrative enforcement proceeding, arbitration proceeding or other proceeding or adjudicative matter by or before any Governmental Entity (other than settlements of force majeure claims or actions in the ordinary course of business);
(xii)   settle or compromise any material Tax Contest, consent to any extension or waiver of any limitation period with respect to any material claim or assessment for Taxes, make, change or revoke any material Tax election or materially change any of the Company’s or its Subsidiaries’ accounting principles and methodologies (other than as required by GAAP); or
(xiii)   agree, commit or offer to do any of the foregoing.
Section 5.2   Pre-Closing Exclusivity.   From the date hereof until the earliest of  (i) the Second Closing, (ii) the Second Closing Abandonment and (iii) the termination of this Agreement in accordance with Article VIII (provided, that, with respect to any termination of this Agreement or the Second Closing Abandonment, the primary cause of which is the material breach by the Company of any of its covenants or other agreements contained in this Agreement, the obligations under this Section 5.2 shall extend until 90 days following the earlier of termination of this Agreement or the Second Closing Abandonment), (i) the Company shall not, and shall instruct its Affiliates and Representatives not to, directly or indirectly, initiate, solicit, facilitate, encourage, discuss, negotiate, endorse, engage in, enter into or accept any discussions, negotiations, proposals, inquiries, offers or agreements with any Person (other than the Purchaser and its Representatives pursuant to this Agreement) relating to the acquisition of the Company or its Subsidiaries, or greater than 20% of their businesses (whether by merger, stock sale, asset sale, tender offer, exchange offer or otherwise), or relating to the issuance of equity (other than Common Stock as incentive compensation), (collectively, the matters described in this Section 5.2(i), an “Acquisition Proposal” (ii) the Company shall, and shall instruct its Affiliates and Representatives to, immediately cease and cause to be terminated all existing discussions or negotiations with any third party (other than the Purchaser and its Representatives relating to this Agreement) conducted by or on behalf of the Company or any of its Subsidiaries on or prior to the date hereof in connection with any other transaction relating to an Acquisition Proposal and (iii) the Company shall promptly inform the Purchaser in the event that the Company or any of its Affiliates or Representatives receives any inquiry, proposal or offer that could reasonably be expected to lead to an Acquisition Proposal.
Section 5.3   Post-Closing Books and Records.   From and after the First Closing, for so long as Purchaser has the right to designate a director to the Board pursuant to the Investor Rights Agreement, the Company shall, and shall cause its Subsidiaries to, afford to Purchaser and its Representatives reasonable access, during normal business hours, in such manner as to not interfere with the normal operation of the Company and its Subsidiaries, to their respective properties, books, contracts, commitments, Tax Returns, records and appropriate officers and employees of the Company and its Subsidiaries, and shall furnish Purchaser and its Representatives with financial and operating data and other information concerning the affairs of the Company and its Subsidiaries, in each case, as Purchaser and its Representatives may reasonably request; provided that such access shall only be upon reasonable advance notice.
Section 5.4   Stockholder Approval.
(a)   The Company shall use reasonable best efforts to cause the Voting Agreements to be duly executed and delivered to the Purchaser as promptly as practicable following the date hereof.
(b)   As promptly as practicable after the date hereof, the Company shall take all action necessary under applicable Law to call, give notice of, convene and hold a meeting of the stockholders of the Company for the purpose of obtaining the Stockholder Approval (the “Company Stockholders’ Meeting”). The Company will convene and hold the Company Stockholders’ Meeting no later than the thirtieth (30th) day following the mailing of the Proxy Statement to the Company’s stockholders. The Company shall take reasonable measures to ensure that all proxies solicited in connection with the Company Stockholders’ Meeting are solicited in compliance with all applicable Law. Notwithstanding anything to the contrary contained herein, if on the date of the Company Stockholders’ Meeting, or a date preceding the date on which the Company Stockholders’ Meeting is scheduled, the Company reasonably believes that (i) it will not receive proxies sufficient to obtain the Company Stockholder Vote, whether or not a quorum would be present or (ii) it will not have sufficient shares of Common Stock represented (whether in person or by proxy) to constitute a quorum necessary to conduct the business of the Company Stockholders’ Meeting, the Company may postpone or adjourn, or make one or more successive postponements or adjournments of, the Company Stockholders’ Meeting as long as the date of the Company Stockholders’ Meeting is not postponed or adjourned more than an aggregate of thirty (30) calendar days in connection with any postponements or adjournments.
(c)   As promptly as reasonably practicable after the date hereof, the Company shall prepare and file with the SEC a preliminary proxy statement (as amended and supplemented, the “Proxy Statement”), relating to the Company Stockholders’ Meeting. The Company shall include in the Proxy Statement the recommendation of the Board that the stockholders of the Company vote in favor of  (i) the adoption and approval of this Agreement and the transactions contemplated herein and in the other Definitive Documents and (ii) the Charter Amendment (to the extent applicable). The Company shall use its reasonable best efforts to obtain the Stockholder Approval, including using reasonable best efforts to solicit proxies from the Company’s stockholders. The Company shall cause the Proxy Statement to be distributed to the Company’s stockholders as promptly as practicable after the date the SEC confirms it has no further comments to the Proxy Statement. The Company will cause the Proxy Statement to comply as to form in all material respects with the applicable requirements of the Exchange Act and the rules of the SEC and NYSE American. The Company shall not file the Proxy Statement without providing Purchaser a reasonable opportunity to review and comment thereon (which comments shall be reasonably considered by the Company). The Company shall resolve all SEC comments with respect to the Proxy Statement as promptly as practicable after receipt thereof and cause the Proxy Statement in definitive form to be cleared by the SEC and mailed (if required by applicable Law) to the Company’s stockholders as promptly as reasonably practicable following filing with the SEC. The Company, prior to responding to SEC comments with respect to the Proxy Statement, will first provide Purchaser and its Representatives a reasonable opportunity to review and comment thereon, and the Company will give due consideration to all reasonable additions, deletions or changes suggested thereto by Purchaser or its Representatives.
(d)   Nothing contained in this Agreement shall prohibit the Company or the Board from (i) complying with Rules 14d-9 and 14e-2(a) promulgated under the Exchange Act, or (ii) issuing a “stop, look and listen” communication or similar communication of the type contemplated by Section 14d-9(f) under the Exchange Act or (iii) otherwise making any disclosure to the Company stockholders; provided however, that in the case of the foregoing clause (iii) the Board determines in good faith, after consultation with its outside legal counsel, that failure to make such disclosure would be inconsistent with its fiduciary duties under applicable Law.
Section 5.5   A&R Registration Rights Agreement.   Simultaneously with the First Closing, the Company shall cause the Registration Rights Agreement to be duly amended and restated (the “A&R Registration Rights Agreement”), to name the Purchaser as a “Holder” thereunder, to include the Purchased Common Stock and the Warrant Shares as Registrable Securities and to provide for the filing and continuous effectiveness of a Shelf Registration Statement (as defined in the Registration Rights Agreement) covering the Purchased Common Stock and the Purchased Warrants consistent with the terms set forth in Section 2(a) of the Registration Rights Agreement, with such filing to be made no later than 30 days following the First Closing.
Section 5.6   Integration.   The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of the NYSE American such that it would require stockholder approval prior to the closing of such other transaction unless stockholder approval is obtained before the closing of such subsequent transaction.
Section 5.7   Required Minimum.
(a)   The Company shall maintain a reserve of the Required Minimum from its duly authorized shares of Common Stock for issuance pursuant to this Agreement in such amount as may then be required to fulfill its obligations in full under this Agreement, without regard to any conversion or exercise limits therein.
(b)   If, on any date, the number of authorized but unissued (and otherwise unreserved) shares of Common Stock is less than 130% of  (i) the Required Minimum on such date, minus (ii) the number of shares of Common Stock previously issued pursuant to this Agreement, then the Board of Directors shall use reasonable best efforts to amend the Certificate of Incorporation to increase the number of authorized but unissued shares of Common Stock to at least the Required Minimum at such time (minus the number of shares of Common Stock previously issued pursuant to the Transaction Documents), as soon as reasonably practicable and in any event not later than the 30th day after such date, provided that the Company will not be required at any time to authorize a number of shares of Common Stock greater than the maximum remaining number of shares of Common Stock that could possibly be issued after such time pursuant to this Agreement.
(c)   The Company shall (i) in the time and manner required by the NYSE American, prepare and file with the NYSE American a Supplemental Listing Application covering a number of shares of Common Stock at least equal to the Required Minimum on the date of such application, (ii) take all steps necessary to cause such shares of Common Stock to be approved for listing or quotation on NYSE American as soon as possible thereafter, (iii) provide to the Purchaser evidence of such listing or quotation and (iv) maintain the listing or quotation of such Common Stock on any date at least equal to the Required Minimum on such date on NYSE American. The Company agrees to maintain the eligibility of the Common Stock for electronic transfer through the Depository Trust Company or another established clearing corporation, including, without limitation, by timely payment of fees to the Depository Trust Company or such other established clearing corporation in connection with such electronic transfer.
Section 5.8   Acknowledgment of Dilution.   The Company acknowledges that the issuance of the Securities may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligations under the Definitive Documents, including, without limitation, its obligation to issue the Securities pursuant to this Agreement, are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim the Company may have against Purchaser and regardless of the dilutive effect that such issuance may have on the ownership of the other stockholders of the Company.
Section 5.9   Expense Reimbursement.   Upon (i) the termination of this Agreement under circumstance in which the Termination Fee is payable in accordance with Section 8.3 (and subject to the limitations set forth in Section 8.3) or (ii) either or both of the First Closing or the Second Closing, the Company shall promptly, upon written request of the Purchaser, reimburse the Purchaser for all reasonable and documented fees and expenses of the Purchaser and its Affiliates and Representatives (including the fees and expenses of counsel) incurred prior to, on or after the date hereof in connection with the examination, review, due diligence investigation, documentation, negotiation, closing and funding of the transactions contemplated by this Agreement. Notwithstanding anything to the contrary herein, this Section 5.9 shall survive the termination of this Agreement.

Section 5.10   Blue Sky Filings.   The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for, sale to the Purchaser at the First Closing or Second Closing, as applicable, under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of such actions promptly upon request of any Purchaser.
ARTICLE VI
CONDITIONS TO THE OBLIGATIONS OF THE PARTIES
Section 6.1   Conditions to the Obligations of the Purchaser at the First Closing.   The obligations of Purchaser to consummate the First Closing shall be subject to (unless waived in writing by the Purchaser) the satisfaction of the following conditions prior to or at the First Closing:
(a)   Material Adverse Effect.   Since the date of this Agreement, there shall not have occurred a Material Adverse Effect.
(b)   Governmental Approvals.   All authorizations, approvals, consents or clearances under applicable Law required in connection with the transactions contemplated by this Agreement shall have been obtained or filed.
(c)   No Legal Impediment to Issuance.   No applicable Law will have been enacted or made effective and no Order will have been issued, promulgated, enforced or made that serves to restrain, enjoin, make illegal or prohibit the timely consummation of the transactions contemplated by this Agreement, and no action by a Governmental Entity will have been commenced and be continuing that seeks to restrain, enjoin, make illegal or prohibit the timely consummation of the transactions contemplated by this Agreement.
(d)   Accuracy of the Representations and Warranties.   (i) The Fundamental Representations shall be true and correct in all respects as of the date hereof and as of the First Closing as though made at and as of the First Closing (other than such representations and warranties as are made as of an earlier date, which shall be so true and correct as of such earlier date) and (ii) the other representations and warranties of the Company (A) that are qualified by “materiality”, “Material Adverse Effect” or similar qualifier shall be true and correct in all respects as of the date hereof and as of the First Closing as though made at and as of the First Closing (other than such representations and warranties as are made as of an earlier date, which shall be so true and correct as of such earlier date) and (B) that are not qualified by “materiality”, “Material Adverse Effect” or similar qualifier shall be true and correct in all material respects as of the date hereof and as of the First Closing as though made at and as of the First Closing (other than such representations and warranties as are made as of an earlier date, which shall be so true and correct as of such earlier date).
(e)   Compliance with Covenants.   The Company shall have performed and complied, in all material respects, with all of its covenants and agreements contained in this Agreement that contemplate, by their terms, performance or compliance prior to the First Closing.
(f)   Delivery of the Closing Certificate.   The Company shall have delivered to Purchaser a certificate duly executed by the Chief Executive Officer of the Company certifying that the conditions set forth in clauses (a), (d) and (e) of this Section 6.1 have been fully satisfied.
(g)   NYSE American Review.   (i) The Company shall have timely provided notice to NYSE American regarding the transactions contemplated by this Agreement, (ii) NYSE American shall have satisfactorily completed its review of the issuance of the Purchased Common Stock and the Purchased Warrants on the terms and conditions contemplated herein and (iii) the Company shall have received approval from NYSE American of an Additional Listing Application covering the Purchased Common Stock and the Common Stock underlying the Purchased Warrants.
(h)   Suspension.   Since the date hereof, trading in the Common Stock shall not have been suspended.
(i)   Voting Agreement.   Voting Agreements shall have been executed and delivered to the Purchaser by stockholders of the Company holding at least a majority of the outstanding shares of Common Stock as of the date hereof  (the “Voting Agreement Condition”).

(j)   Other Deliverables and Actions.   The Company shall have delivered or caused to be delivered and shall have taken each of the actions contemplated by Section 2.2(b).
Section 6.2   Conditions to the Obligations of the Company at the First Closing.   The obligations of the Company to consummate the First Closing shall be subject to (unless waived in writing by the Company) the satisfaction of each of the following conditions prior to or at the First Closing:
(a)   Governmental Approvals.   All authorizations, approvals, consents or clearances under applicable Law required in connection with the transactions contemplated by this Agreement shall have been obtained or filed.
(b)   No Legal Impediment to Issuance.   No applicable Law will have been enacted or made effective and no Order will have been issued, promulgated, enforced or made that serves to restrain, enjoin, make illegal or prohibit the consummation of the transactions contemplated by this Agreement, and no action by a Governmental Entity will have been commenced and be continuing that seeks to restrain, enjoin, make illegal or prohibit the consummation of the transactions contemplated by this Agreement.
(c)   Accuracy of the Representations and Warranties.   The representations and warranties of the Purchaser shall be true and correct in all respects as of the date hereof and as of the First Closing as though made at and as of the First Closing (other than such representations and warranties as are made as of an earlier date, which shall be so true and correct as of such earlier date) except, in each case, as would not reasonably be expected, individually or in the aggregate, to prohibit or materially and adversely impact Purchaser’s performance of its obligations under this Agreement.
Section 6.3   Conditions to the Obligations of the Purchaser at the Second Closing.   The obligations of Purchaser to consummate the Second Closing shall be subject to (unless waived in writing by the Purchaser) the satisfaction of the following conditions prior to or at the Second Closing:
(a)   Material Adverse Effect.   Since the date of this Agreement, there shall not have occurred a Material Adverse Effect.
(b)   Governmental Approvals.   All authorizations, approvals, consents or clearances under applicable Law required in connection with the transactions contemplated by this Agreement shall have been obtained or filed.
(c)   No Legal Impediment to Issuance.   No applicable Law will have been enacted or made effective and no Order will have been issued, promulgated, enforced or made that serves to restrain, enjoin, make illegal or prohibit the timely consummation of the transactions contemplated by this Agreement, and no action by a Governmental Entity will have been commenced and be continuing that seeks to restrain, enjoin, make illegal or prohibit the timely consummation of the transactions contemplated by this Agreement.
(d)   Accuracy of the Representations and Warranties.   (i) The Fundamental Representations shall be true and correct in all respects as of the date hereof and as of the Second Closing as though made at and as of the Second Closing (other than such representations and warranties as are made as of an earlier date, which shall be so true and correct as of such earlier date) and (ii) the other representations and warranties of the Company (A) that are qualified by “materiality”, “Material Adverse Effect” or similar qualifier shall be true and correct in all respects as of the date hereof and as of the Second Closing as though made at and as of the Second Closing (other than such representations and warranties as are made as of an earlier date, which shall be so true and correct as of such earlier date) and (B) that are not qualified by “materiality”, “Material Adverse Effect” or similar qualifier shall be true and correct in all material respects as of the date hereof and as of the Second Closing as though made at and as of the Second Closing (other than such representations and warranties as are made as of an earlier date, which shall be so true and correct as of such earlier date).
(e)   Compliance with Covenants.   The Company shall have performed and complied, in all material respects, with all of its covenants and agreements contained in this Agreement that contemplate, by their terms, performance or compliance prior to the Second Closing.
(f)   Delivery of the Closing Certificate.   The Company shall have delivered to Purchaser a certificate duly executed by the Chief Executive Officer of the Company certifying that the conditions set forth in clauses (a), (d) and (e) of this Section 6.1 have been fully satisfied.

(g)   Suspension.   Since the date hereof, trading in the Common Stock shall not have been suspended.
(h)   Stockholder Approval.   The Stockholder Approval shall have been duly received.
(i)   Other Deliverables and Actions.   The Company shall have delivered or caused to be delivered and shall have taken each of the actions contemplated by Section 2.2(b).
Section 6.4   Conditions to the Obligations of the Company at the Second Closing.   The obligations of the Company to consummate the Second Closing shall be subject to (unless waived in writing by the Company) the satisfaction of each of the following conditions prior to or at the Second Closing:
(a)   Governmental Approvals.   All authorizations, approvals, consents or clearances under applicable Law required in connection with the transactions contemplated by this Agreement shall have been obtained or filed.
(b)   No Legal Impediment to Issuance.   No applicable Law will have been enacted or made effective and no Order will have been issued, promulgated, enforced or made that serves to restrain, enjoin, make illegal or prohibit the consummation of the transactions contemplated by this Agreement, and no action by a Governmental Entity will have been commenced and be continuing that seeks to restrain, enjoin, make illegal or prohibit the consummation of the transactions contemplated by this Agreement.
(c)   Accuracy of the Representations and Warranties.   The representations and warranties of the Purchaser shall be true and correct in all respects as of the date hereof and as of the Second Closing as though made at and as of the Second Closing (other than such representations and warranties as are made as of an earlier date, which shall be so true and correct as of such earlier date) except, in each case, as would not reasonably be expected, individually or in the aggregate, to prohibit or materially and adversely impact Purchaser’s performance of its obligations under this Agreement.
ARTICLE VII
INTENTIONALLY OMITTED
ARTICLE VIII
TERMINATION
Section 8.1   Termination.   This Agreement may be terminated, and the transactions contemplated hereby may be abandoned, at any time prior to the First Closing:
(a)   by mutual written consent of the Company and the Purchaser;
(b)   by the Purchaser or the Company, upon written notice to the other, if the First Closing shall not have been consummated on or prior to 5:00 pm New York Time on March 15, 2020 or such later date, if any, as the Company and the Purchaser may mutually agree upon in writing (such date, the “Termination Date”); provided, however, that the right to terminate this Agreement pursuant to this Section 8.1(b) shall not available to a Party if such Party’s breach of any representation, warranty, covenant or other agreement contained in this Agreement is the primary cause of the failure of the First Closing to occur on or prior to the Termination Date;
(c)   by the Company or the Purchaser, upon written notice to the other Party, if a Governmental Entity of competent jurisdiction has issued an Order or has taken any other action permanently enjoining or otherwise prohibiting the consummation of the transactions contemplated by this Agreement, and such Order or action has become final and non-appealable; provided, however, that the right to terminate this Agreement pursuant to this Section 8.1(c) shall not be available to any Party whose breach of any representation, warranty, covenant or other agreement contained in this Agreement is the primary cause of the failure to avoid such Order or other action; or
(d)   by Purchaser, upon written notice to the Company, if:
(i)   (A) the Company has breached any representation, warranty, covenant or other agreement made by the Company in this Agreement or such representation or warranty shall have become inaccurate and such breach or inaccuracy would, individually or in the aggregate, cause a condition to the First Closing or Second Closing to not be able to be satisfied, (B) the Purchaser shall have delivered written notice of such breach or inaccuracy to the Company and (C) such breach or inaccuracy is not cured by the Company before the earlier of  (x) the 10th day following the delivery of such notice, and (y) the Termination Date; or
(ii)   the Company or any of its direct or indirect Subsidiaries (A) voluntarily commences any case or files any petition seeking bankruptcy, winding up, dissolution, liquidation, administration, moratorium, reorganization or other relief under any federal, state or foreign bankruptcy, insolvency, administrative receivership or similar law now or hereafter in effect; (B) consents to the institution of, or fails to contest in a timely and appropriate manner, any involuntary proceeding or petition described in the preceding subsection (A); (C) applies for or consents to the appointment of a receiver, administrator, administrative receiver, trustee, custodian, sequestrator, conservator or similar official with respect to the Company or any Affiliate or for a substantial part of the Company’s assets; (D) makes a general assignment or arrangement for the benefit of creditors; or (E) takes any corporate action for the purpose of authorizing any of the foregoing.
Section 8.2   Effect of Termination.   Upon termination of this Agreement pursuant to this Article VIII, this Agreement shall forthwith become void and there shall be no further obligations or liabilities on the part of the Parties; provided, that, Section 2.3(b)(ii), Section 5.9, Article VIII, Section 9.1, Section 9.3 through Section 9.11 (except as otherwise set forth therein) and Section 9.13 shall survive the termination of this Agreement; provided further that nothing set forth in this Agreement shall relieve any Party from liability for any breach of this Agreement occurring prior to such termination.
Section 8.3   Termination Fee.   Without limiting any other rights or obligations set forth in this Agreement, in the event that this Agreement is terminated pursuant to Section 8.1(b) and if, as of such termination, the Voting Agreement Condition shall not have been satisfied on or prior to prior to 5:00 pm New York Time on March 15, 2020, then the Company shall pay, or cause to be paid, to the Purchaser, (x) an amount equal to $650,000 (such amount, the “Termination Fee”) and (y) the reimbursement of expenses contemplated by Section 5.9; provided however that in the event this Agreement is terminated pursuant to Section 8.1(b), the Company’s expense reimbursement obligation shall be limited to $200,000. Payment of the Termination Fee or the reimbursement of expenses shall be made by wire transfer of immediately available funds to such accounts as directed by the Purchaser and shall be made within two (2) Business Days following the termination of this Agreement.
Section 8.4   Second Closing Abandonment.   In the event that the Second Closing shall not have been consummated on or prior to 5:00 pm New York Time on May 15, 2020 or such later date, if any, as the Company and the Purchaser may mutually agree (the “Abandonment Date”), either the Purchaser or the Company shall be entitled to deliver written notice (a “Second Closing Abandonment Notice”) to the other specifying that the noticing party has elected not to proceed with the consummation of the Second Closing; provided, however, that the right to deliver a Second Closing Abandonment Notice pursuant to this Section 8.1(c).4 shall not be available to any Party whose breach of any representation, warranty, covenant or other agreement contained in this Agreement is the primary cause of the failure of the Second Closing to occur on or prior to the Abandonment Date. Upon delivery of a Second Closing Abandonment Notice, the obligation of each party to consummate the Second Closing shall terminate and no party shall thereafter be required to take any action contemplated herein necessary to cause the Second Closing to occur (the “Second Closing Abandonment”). For the avoidance of doubt, (i) the occurrence of the Second Closing Abandonment shall not limit any liability for a breach of this Agreement occurring prior to the Second Closing Abandonment and (ii) following the Second Closing Abandonment, all other terms, conditions and indemnities set forth herein shall continue in full effect in accordance with their terms.
ARTICLE IX
GENERAL PROVISIONS
Section 9.1   Notices.   All notices and other communications in connection with this Agreement shall be in writing and shall be deemed given if delivered personally, sent via electronic mail (with confirmation), mailed by registered or certified mail (return receipt requested) or delivered by an express courier (with confirmation) to the Parties at the following addresses (or at such other address for a Party as may be specified by like notice):
(a)   If to the Company:
Armata Pharmaceuticals, Inc.
4503 Glencoe Avenue
Marina del Rey, CA
Attn: Chief Executive Officer
Tel: (310) 665-2928
Email: info@armatapharma.com
with a copy (which shall not constitute notice) to:
Thompson Hine LLP
335 Madison Avenue
12th Floor
New York, New York 10017-4611
Attn: Faith L. Charles
Tel: (212) 344-5680
Email: faith.charles@thompsonhine.com
(b)   If to the Purchaser:
1350 Old Bayshore Highway Suite 400
Burlingame, CA 94010
Attention: Chief Executive Officer
Email: Geoffrey.hulme@inva.com
with a copy (which shall not constitute notice) to:
Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, New York 10019
Attn: Russell Leaf
     Jared Fertman
Tel: (212) 728-8593
    (212) 728-8670
Email: rleaf@willkie.com
      jfertman@willkie.com
Section 9.2   Assignment; Third Party Beneficiaries.   Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned or transferred (in whole or in part) by any Party (whether by operation of law or otherwise) without the prior written consent of the other Party; provided that Purchaser shall be entitled to assign this Agreement in whole or in part to any of its Subsidiaries or Affiliates. Any purported assignment or transfer in violation of this Section 9.2 shall be null and void ab initio. This Agreement (including the documents and instruments referred to in this Agreement) is not intended to and does not confer upon any Person any rights or remedies under this Agreement other than the Parties.
Section 9.3   Prior Negotiations; Entire Agreement.   This Agreement (including the agreements attached as Schedules and Exhibits to and the documents and instruments referred to in this Agreement, including the Definitive Documents) constitute the entire agreement of the Parties and supersede all prior agreements, arrangements or understandings, whether written or oral, among the Parties with respect to the subject matter of this Agreement.
Section 9.4   Governing Law; Venue: Forum.   THIS AGREEMENT (AND ANY CLAIMS OR CAUSE OF ACTION ARISING UNDER, OUT OF OR IN CONNECTION WITH THIS AGREEMENT, WHETHER IN CONTRACT, TORT OR STATUTE) SHALL BE GOVERNED BY AND CONSTRUED

IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN SUCH STATE, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF. Each of the Parties irrevocably and unconditionally agrees that, subject to the immediately following sentence of this Section 9.4, any legal action, suit or proceeding against it with respect to any matter arising under, out of or in connection with this Agreement or for recognition or enforcement of any judgment rendered in any such action, suit or proceeding, may be brought in the Delaware Chancery Court (or, if the Delaware Chancery Court shall be unavailable, then any federal court of the United States of America sitting in the State of Delaware), and by execution and delivery of this Agreement, each of the Parties: (a) irrevocably submits itself to the nonexclusive jurisdiction of such court, (b) waives any objection to laying venue in any such action, suit or proceeding and (c) waives any objection that such court is an inconvenient forum or does not have jurisdiction over such Party.
Section 9.5   Waiver of Jury Trial.   EACH PARTY IRREVOCABLY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING UNDER, OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER IN CONTRACT, TORT OR STATUTE).
Section 9.6   Counterparts.   This Agreement may be executed in any number of counterparts, all of which will be considered one and the same agreement and will become effective when counterparts have been signed by each of the Parties and delivered to each other Party (including via facsimile or other electronic transmission), it being understood that each Party need not sign the same counterpart.
Section 9.7   Waivers and Amendments; Rights Cumulative; Consent; Severability.
(a)   This Agreement may be amended, restated, modified or changed only by a written instrument signed by the Company and the Purchaser.
(b)   Unless otherwise expressly set forth herein, the terms and conditions of this Agreement may be waived (i) by the Company only by a written instrument executed by the Company and (ii) by the Purchaser only by a written instrument executed by the Purchaser. No delay on the part of any Party in exercising any right, power or privilege pursuant to this Agreement will operate as a waiver thereof, nor will any waiver on the part of any Party of any right, power or privilege pursuant to this Agreement, nor will any single or partial exercise of any right, power or privilege pursuant to this Agreement, preclude any other or further exercise thereof or the exercise of any other right, power or privilege pursuant to this Agreement.
(c)   In the event that any provision hereof would be invalid or unenforceable in any respect under applicable Law, such provision shall be construed by modifying or limiting it so as to be valid and enforceable to the maximum extent compatible with, and possible under, applicable Law. The provisions hereof are severable, and in the event any provision hereof should be held invalid or unenforceable in any respect, it shall not invalidate, render unenforceable or otherwise affect any other provision hereof.
Section 9.8   Headings; Interpretation.   The headings in this Agreement are for reference purposes only and will not in any way affect the meaning or interpretation of this Agreement. Each Party participated in the drafting of this Agreement and this Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted.
Section 9.9   Specific Performance.   It is understood and agreed by the Parties that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the Parties shall be entitled to an injunction or injunctions without the necessity of posting a bond to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof, in addition to any other remedy to which they are entitled at law or in equity. Unless otherwise expressly stated in this Agreement, no right or remedy described or provided in this Agreement is intended to be exclusive or to preclude a Party from pursuing other rights and remedies to the extent available under this Agreement, at law or in equity.
Section 9.10   Publicity.   The Parties shall jointly issue a press release disclosing the material terms of the transactions contemplated by this Agreement and the other Definitive Documents in form and substance reasonably satisfactory to each Party by 9:30 a.m. New York time on the Business Day immediately following the date hereof. The Company shall file a Current Report on Form 8-K with the SEC within the time required by the Exchange Act in form and substance reasonably satisfactory to Purchaser. The Company shall consult with the Purchaser in issuing any other press releases with respect to the transactions contemplated hereby, and the Company shall not issue any such press release or otherwise make any such public statement without the prior consent of the Purchaser, except if such disclosure is required by Law, in which case the Company shall promptly provide Purchaser with prior notice of such public statement or communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of Purchaser, or include the name of Purchaser in any filing with the SEC or any Governmental Entity, without the prior written consent of Purchaser, except to the extent such disclosure is required by Law or NYSE American regulations, in which case the Company shall provide the Purchaser with prior notice of such disclosure.
Section 9.11   No Recourse.   Notwithstanding anything that may be expressed or implied in this Agreement, each Party covenants, agrees and acknowledges that no recourse under this Agreement or any documents or instruments delivered in connection with this Agreement shall be had against any Party’s Affiliates, Related Parties or Representatives or any of such Party’s Affiliates’ or Related Parties’ Affiliates or Representatives in each case other than the Parties to this Agreement and each of their respective successors and permitted assigns under this Agreement, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any applicable Law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any of the Related Parties or Representatives, as such, for any obligation or liability of any Party under this Agreement or any documents or instruments delivered in connection herewith for any claim based on, in respect of or by reason of such obligations or liabilities or their creation; provided, however, that nothing in this Section 9.11 shall relieve or otherwise limit the liability of any Party hereto or any of their respective successors or permitted assigns for any breach or violation of its obligations under this Agreement or such other documents or instruments. For the avoidance of doubt, none of the Parties will have any recourse, be entitled to commence any proceeding or make any claim under this Agreement or in connection with the transactions contemplated hereby except against any of the Parties or their respective successors and permitted assigns, as applicable.
Section 9.12   Further Assurances.   From and after the Second Closing Date, upon the reasonable request of any Party hereto, any other Party hereto shall execute, acknowledge, file and/or deliver all such additional instruments, agreements and other documents, and shall do (or cause to be done) all such additional acts and things, that are necessary, proper, advisable or desirable to carry out, consummate and make effective any of the transactions contemplated by this Agreement.
Section 9.13   Survival.   All covenants and other agreements contained in this Agreement which by their terms are to be performed following the Second Closing shall survive the Second Closing until fully performed. The representations and warranties made in this Agreement shall survive as follows: (a) the representations and warranties set forth in Section 3.1 (Organization and Qualification), Section 3.2 (Authorization; Enforcement Validity), Section 3.3 (Issuance of Securities), Section 3.13 (Transactions with Affiliates), Section 3.14 (Capitalization) and Section 3.36 (Disclosure) (collectively, the “Fundamental Representations”) shall survive indefinitely, (b) the representations and warranties in Section 3.19, (Employee Relations), Section 3.23 (Tax Status) and Section 3.29 (ERISA Compliance) shall survive until the expiration of the statute of limitations plus sixty (60) days and (c) all other representations and warranties shall survive until the twelve (12)-month anniversary of the Second Closing.
[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned Parties have duly executed this Agreement as of the date first above written.
Armata Pharmaceuticals, Inc.
By:
/s/ Todd R. Patrick

Name:
Todd R. Patrick

Title:
Chief Executive Officer

[Signature Page to Securities Purchase Agreement]

INNOVIVA, INC.
By:
/s/ Geoffrey Holme

Name:
Geoffrey Holme

Title:
Interim Principal Executive Officer

[Signature Page to Securities Purchase Agreement]

ANNEX B
VOTING AGREEMENT
by and between
INNOVIVA, INC.
and
THE STOCKHOLDER PARTY HERETO
Dated as of            , 2020

VOTING AGREEMENT
This Voting Agreement (this “Agreement”) is entered into as of  [           ], 2020, between Innoviva, Inc., a Delaware corporation (“Purchaser”), and the undersigned stockholder (the “Stockholder”).
WHEREAS, as of the date hereof, the Stockholder is the sole record and beneficial owner of, and has the sole power to vote (or to direct the voting of) the number of shares of common stock, par value $0.01 per share (the “Common Shares”), of Armata Pharmaceuticals Inc., a Washington corporation (the “Company”), set forth opposite the Stockholder’s name on Schedule I hereto (such Common Shares, together with any other shares of the Company that are acquired by the Stockholder after the date hereof, the “Subject Shares”);
WHEREAS, the Company and Purchaser entered into a Securities Purchase Agreement, dated as of January 27, 2020 (as amended from time to time, the “Purchase Agreement”), pursuant to which Purchaser has agreed to purchase, and the Company has agreed to sell, 8,710,800 Common Shares of the Company, together with warrants to purchase an additional 8,710,800 Common Shares of the Company;
WHEREAS, the consummation of the transactions contemplated by the Purchase Agreement requires the affirmative vote of the majority of the votes cast at a duly called meeting of the holders of a majority in voting power of the Common Shares, entitled to vote thereon pursuant to Rules 710 and 713(b) of the New York Stock Exchange American;
WHEREAS, Purchaser and the Stockholder have agreed that the voting power of the Subject Shares will be subject to the restrictions set forth in this Agreement from the date hereof through the date on which this Agreement is terminated in accordance with its terms (such period, the “Voting Period”); and
WHEREAS, as an inducement to Purchaser’s willingness to enter into the Purchase Agreement and consummate the transactions contemplated thereby, transactions from which the Stockholder believes it will each derive substantial benefits through its ownership interests in the Company, the Stockholder is entering into this Agreement.
NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein, the parties agree as follows:
ARTICLE I
DEFINITIONS
SECTION 1.1   Capitalized Terms.   For purposes of this Agreement, capitalized terms used and not defined herein shall have the respective meanings ascribed to them in the Purchase Agreement.
ARTICLE II
VOTING AGREEMENT
SECTION 2.1   Agreement to Vote.   Each Stockholder hereby agrees that, during the Voting Period, such Stockholder shall, if a meeting of stockholders of the Company is held, appear at the meeting, in person or by proxy, and vote (or cause to be voted), and if an action is to be taken by written consent in lieu of a meeting, provide a written consent, in respect of all its Subject Shares, in each case (i) in favor of  (A) any proposal to adopt and approve or reapprove the Purchase Agreement and the transactions contemplated thereby, (B) the Charter Amendment, and (C) waiving any notice requirements applicable to the Purchase Agreement or any of the transactions contemplated thereby pursuant to the Company’s organizational documents or applicable Law, and (ii) against (X) any action or agreement that would reasonably be expected to prevent or materially delay the consummation of the transactions contemplated by the Purchase Agreement, (Y) any Acquisition Proposal and any action in furtherance of any such Acquisition Proposal and (Z) any action, proposal, transaction or agreement that is intended or would result in a breach in any material respect of any covenant, representation or warranty or any other obligation or agreement of the Company under the Purchase Agreement or the Stockholder under this Agreement.

SECTION 2.2   Grant of Irrevocable Proxy.   If requested by Purchaser, each Stockholder shall appoint Purchaser and any designee of Purchaser, and each of them individually, as such Stockholder’s proxy, with full power of substitution and resubstitution, to vote during the Voting Period with respect to any and all of the Subject Shares on the matters and in the manner specified in Section 2.1. Each Stockholder shall take all further action or execute such other instruments as may be necessary to effectuate the intent of any such proxy. Each Stockholder affirms that any irrevocable proxy given by it with respect to the Purchase Agreement and the transactions contemplated thereby shall be given to Purchaser by such Stockholder to secure the performance of the obligations of such Stockholder under this Agreement. It is agreed that Purchaser (and its officers on behalf of Purchaser) will use the irrevocable proxy that may be granted by the Stockholder only in accordance with applicable Law and that, to the extent Purchaser (and its officers on behalf of Purchaser) uses any such irrevocable proxy, it will only vote the Subject Shares subject to such irrevocable proxy with respect to the matters specified in, and in accordance with the provisions of, Section 2.1.
SECTION 2.3   Nature of Irrevocable Proxy.   Any proxy granted pursuant to Section 2.2 to Purchaser by a Stockholder shall be irrevocable during the term of this Agreement, shall be deemed to be coupled with an interest sufficient in law to support an irrevocable proxy and shall revoke any and all prior proxies or powers of attorney granted by such Stockholder and no subsequent proxy or power of attorney shall be given or written consent executed (and if given or executed, shall not be effective) by such Stockholder with respect thereto. Any proxy that may be granted hereunder shall terminate upon the termination of this Agreement, but shall survive the death or incapacity of such Stockholder and any obligation of such Stockholder under this Agreement shall be binding upon the heirs, personal representatives and successors of such Stockholder.
ARTICLE III
COVENANTS
SECTION 3.1   Subject Shares.
(a)   Each Stockholder agrees that during the Voting Period, it shall not, and shall not commit or agree to, without Purchaser’s prior written consent, (i) directly or indirectly, whether by merger, consolidation or otherwise, offer for sale, sell (including short sales), transfer, tender, pledge, encumber, assign or otherwise dispose of  (including by gift or by operation of law) (collectively, a “Transfer”), or enter into any contract, option, derivative, hedging or other agreement or arrangement or understanding (including any profit-sharing arrangement, through the granting of any proxies or powers of attorney, in connection with a voting trust or voting agreement or by operation of Law) with respect to, or consent to or permit, a Transfer of, any or all of the Subject Shares or any interest therein or (ii) take any action inconsistent with this Agreement, the Purchase Agreement or the transactions contemplated hereby or thereby (including by granting of any proxy or power of attorney with respect to the Subject Shares (other than the proxy contemplated by Section 2.2) or agreeing to divest itself of the voting power with respect to its Subject Shares or vote its Subject Shares on any matter in a manner that would be inconsistent with its obligations under this Agreement). Notwithstanding the foregoing, this Section 3(a) shall not prohibit a Transfer of the Subject Shares by the Stockholder to an Affiliate of the Stockholder; provided, that a Transfer referred to in this sentence shall be permitted only if, as a precondition to such Transfer, the transferee agrees in a writing, reasonably satisfactory in form and substance to Purchaser, to be bound by all of the terms of this Agreement. Each Stockholder agrees that any Transfer of Subject Shares not permitted hereby shall be null and void and that any such prohibited Transfer shall be enjoined. If any involuntary transfer of any Subject Shares covered hereby shall occur (including, but not limited to, a sale by any Stockholder’s trustee in bankruptcy, or a sale to a purchaser at any creditor’s or court sale), the transferee (which term, as used herein, shall include any and all transferees and subsequent transferees of the initial transferee) shall take and hold such Subject Shares subject to all of the restrictions, liabilities and rights under this Agreement, which shall continue in full force and effect.
(b)   In the event of a stock dividend or distribution, or any change in the Subject Shares by reason of any stock dividend or distribution, split-up, recapitalization, combination, conversion, exchange of shares or the like, the term “Subject Shares” shall be deemed to refer to and include the Subject Shares as well as all such stock dividends and distributions and any securities into which or for which any or all of the Subject Shares may be changed or exchanged or which are received in such transaction. Each Stockholder further agrees that, in the event such Stockholder purchases or otherwise acquires beneficial or record ownership of or an interest in, or acquires the right to vote or share in the voting of, any additional Common Shares, in each case after the execution of this Agreement, then any such additional Common Shares shall be subject to the terms of this Agreement, including all covenants, agreements, obligations, representations and warranties set forth herein as if those additional shares were owned by such Stockholder on the date of this Agreement.
SECTION 3.2   Capacity.   All agreements and understandings made herein shall be made solely in each Stockholder’s capacity as a holder of the Subject Shares and not in any other capacity. For the avoidance of doubt, notwithstanding anything to the contrary in this Agreement, the parties acknowledge that if a Stockholder has a nominee or Affiliate on the Company’s board of directors (the “Board”), the parties agree that (i) such nominee or Affiliate of such Stockholder on the Board (each, a “Stockholder Designee”) shall be free to act in his/her capacity as a director of the Company solely in accordance with his duties to the Company and its stockholders, (ii) nothing herein shall prohibit or restrict any Stockholder Designee from taking any action (or omitting to take any action) in facilitation of the exercise of his/her fiduciary duties pursuant to and in accordance with the Purchase Agreement or otherwise and (iii) no action taken by a Stockholder Designee or the omission by a Stockholder Designee to take any action, acting in his or her capacity as a director of the Company, shall be deemed to be a breach by such Stockholder of this Agreement.
SECTION 3.3   Other Offers.   During the Voting Period, none of the Stockholder or its Affiliates (in their capacity as such) shall, and the Stockholder shall not authorize or permit any of its Representatives to, take any of the following actions: (i) initiate, solicit, facilitate or knowingly encourage any Acquisition Proposal or the making or submission thereof or the making of any proposal that could reasonably be expected to lead to any Acquisition Proposal, (ii) participate or engage in any negotiations regarding, or furnish any third party any non-public information relating to the Company or its Subsidiaries, in connection with or with a view to induce the making, submission or announcement of an Acquisition Proposal or any inquiries or proposals that could reasonably be expected to lead to an Acquisition Proposal, or (iii) adopt or approve any Acquisition Proposal or enter into any agreement or arrangement (including any letter of intent or agreement in principal) with respect to an Acquisition Proposal; provided, however, that none of the foregoing restrictions shall apply to the Stockholder’s and its Representatives’ interactions with Purchaser and its Subsidiaries and Representatives. Without limiting the foregoing, it is understood that any violation of the foregoing restrictions by any Affiliates or Representatives of a Stockholder who are acting at such Stockholder’s direction or behalf shall be deemed to be a breach of this Section 3.3 by such Stockholder. The Stockholder shall, and shall cause its Affiliates and Representatives to, cease immediately and cause to be terminated any and all existing activities, discussion or negotiations, if any, with any third party conducted prior to the date hereof with respect to any Acquisition Proposal.
SECTION 3.4   Communications.   During the Voting Period, each Stockholder shall not, and shall use its commercially reasonable efforts to cause its Representatives, if any, not to, make any press release, public announcement or other public communication that criticizes or disparages this Agreement or the Purchase Agreement or any of the transactions contemplated hereby and thereby, without the prior written consent of Purchaser, provided that the foregoing shall not limit or affect any actions taken by such Stockholder that would be permitted to be taken by the Company pursuant to the terms of the Purchase Agreement or any Affiliate of such Stockholder who is a director, officer or employee of the Company from taking any action in his or her capacity as a director, officer or employee of the Company, including making any filings with the SEC in connection with the Purchase Agreement or any of the transactions contemplated thereby. Each Stockholder hereby consents to and authorizes the publication and disclosure by Purchaser and the Company in any publicly filed documents relating to the Purchase Agreement or the transactions contemplated thereby of: (a) such Stockholder’s identity; (b) such Stockholder’s ownership of the Subject Shares; and (c) the nature of such Stockholder’s commitments, arrangements and understandings under this Agreement, and any other information that Purchaser or the Company reasonably determine to be necessary in any SEC disclosure document in connection with the Purchase Agreement or any transactions contemplated thereby.
SECTION 3.5   Voting Trusts.   Each Stockholder agrees that it will not, nor will it permit any entity under its control to, deposit any of its Subject Shares in a voting trust or subject any of its Subject Shares to any arrangement with respect to the voting of such Subject Shares other than as provided herein.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF STOCKHOLDER
The Stockholder hereby represents and warrants to Purchaser as follows:
SECTION 4.1   Due Authorization, etc.   Such Stockholder is an entity duly organized, validly existing and in good standing under the Laws of its State of organization. Such Stockholder has all necessary power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby by such Stockholder have been duly authorized by all necessary action on the part of such Stockholder and no other proceedings on the part of such Stockholder are necessary to authorize this Agreement, or to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by such Stockholder and (assuming the due authorization, execution and delivery by Purchaser) constitutes a valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms, except to the extent enforcement is limited by the General Enforceability Exceptions.
SECTION 4.2   Ownership of Shares.   Schedule I hereto sets forth opposite such Stockholder’s name the Common Shares over which such Stockholder has record and beneficial ownership as of the date hereof. As of the date hereof, such Stockholder is the lawful owner of the Common Shares denoted as being owned by such Stockholder on Schedule I hereto, has the sole power to vote or cause to be voted such Common Shares and the sole power to dispose of or cause to be disposed such Common Shares. Such Stockholder has good and valid title to the Common Shares denoted as being owned by such Stockholder on Schedule I hereto.
SECTION 4.3   No Conflicts.   Except as contemplated by the Purchase Agreement and for the applicable requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (a) no filing with any Governmental Entity is necessary for the execution of this Agreement by such Stockholder and (b) none of the execution and delivery of this Agreement by such Stockholder, the consummation by such Stockholder of the transactions contemplated hereby or compliance by such Stockholder with any of the provisions hereof shall (i) conflict with or result in any breach of any of the organizational documents of such Stockholder, (ii) result in, or give rise to, a violation or breach of or a default under any of the terms of any Contract to which such Stockholder is a party or by which such Stockholder or any of the Subject Shares or its assets may be bound, or (iii) violate any Law, except for any of the foregoing as would not reasonably be expected to impair such Stockholder’s ability to perform any of its obligations under this Agreement.
SECTION 4.4   Finder’s Fees.   No investment banker, broker, finder or other intermediary is entitled to a fee or commission from Purchaser or the Company in respect of this Agreement based upon any Contract made by or on behalf of such Stockholder, solely in such Stockholder’s capacity as a stockholder of the Company.
SECTION 4.5   No Litigation.   As of the date of this Agreement, there is no Action pending or, to the knowledge of such Stockholder, threatened against such Stockholder that would reasonably be expected to impair the ability of such Stockholder to perform its obligations hereunder or consummate the transactions contemplated hereby.
ARTICLE V
REPRESENTATIONS AND WARRANTIES OF PURCHASER
Purchaser hereby represents and warrants to the Stockholder as follows:
SECTION 5.1   Due Organization, etc.   Purchaser is a corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware. Purchaser has all necessary corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby by Purchaser have been duly authorized by all necessary action on the part of Purchaser and no other proceedings on the part of Purchaser are necessary to authorize this Agreement, or to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by Purchaser and (assuming the due authorization, execution and delivery by each of the Stockholder Parties) constitutes a valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms, except to the extent enforcement is limited by the General Enforceability Exceptions.
SECTION 5.2   No Conflicts.   Except as contemplated by the Purchase Agreement and for the applicable requirements of the Exchange Act, (a) no filing with any Governmental Entity, and no authorization, consent or approval of any other person is necessary for the execution of this Agreement by Purchaser and (b) none of the execution and delivery of this Agreement by Purchaser, the consummation by Purchaser of the transactions contemplated hereby or compliance by Purchaser with any of the provisions hereof shall (i) conflict with or result in any breach of the organizational documents of Purchaser, (ii) result in, or give rise to, a violation or breach of or a default under any of the terms of any Contract to which Purchaser is a party or by which Purchaser or any of its assets may be bound or (iii) violate any Law, except for any of the foregoing as would not reasonably be expected to impair Purchaser’s ability to perform its obligations under this Agreement.
ARTICLE VI
TERMINATION
SECTION 6.1   Termination.   This Agreement shall automatically terminate, and neither Purchaser nor the Stockholder shall have any rights or obligations hereunder and this Agreement shall become null and void and have no effect upon the earliest to occur of: (a) the mutual written consent of Purchaser and the Stockholder; (b) the Second Closing; or (c) the termination of the Purchase Agreement in accordance with its terms. The parties acknowledge that upon termination of this Agreement as permitted under and in accordance with the terms of this Article VI, no party to this Agreement shall have the right to recover any claim with respect to any losses suffered by such party in connection with such termination, except that, subject to Section 7.11, the termination of this Agreement shall not relieve either party to this Agreement from liability for such party’s intentional breach of any terms of this Agreement. Notwithstanding anything to the contrary herein, the provisions of this Article VI and Article VII shall survive the termination of this Agreement. Notwithstanding anything contained herein to the contrary, nothing in this Agreement shall be deemed to constitute a waiver, modification or amendment to any rights or remedies any party may have under the Purchase Agreement.
ARTICLE VII
MISCELLANEOUS
SECTION 7.1   Further Actions.   Subject to the terms and conditions set forth in this Agreement, the Stockholder agrees to take any and all actions and to do all things reasonably necessary or appropriate to effectuate this Agreement.
SECTION 7.2   Fees and Expenses.   Except as otherwise specifically provided herein or in the Purchase Agreement, each party shall bear its own expenses in connection with this Agreement and the transactions contemplated hereby.
SECTION 7.3   Amendments, Waivers, etc.   This Agreement may not be amended except by an instrument in writing signed by the parties hereto and specifically referencing this Agreement. At any time during the Voting Period, any party hereto may (a) for the benefit of the other parties hereto extend the time for the performance of any of the obligations or other acts of the other parties hereto, (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto, and (c) subject to the requirements of applicable Law, waive compliance with any of the agreements or conditions contained herein. Any such extension or waiver shall be valid if set forth in an instrument in writing signed by the party or parties to be bound thereby and specifically referencing this Agreement. The failure of any party to assert any rights or remedies shall not constitute a waiver of such rights or remedies.

SECTION 7.4   Notices.   All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, sent via electronic mail (with confirmation), mailed by registered or certified mail (return receipt requested) or delivered by an express courier (with confirmation) to the Parties at the following addresses (or at such other address for a party as may be specified by like notice):
If to Purchaser, to:
Innoviva, Inc.
1350 Old Bayshore Highway Suite 400
Burlingame, CA 94010
Attention: Chief Executive Officer
Email: Geoffrey.hulme@inva.com
with a copy (which shall not constitute notice) to:
Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, New York 10019
Attn: Russell Leaf
Jared Fertman
Tel: (212) 728-8593
(212) 728-8670
Email: rleaf@willkie.com
jfertman@willkie.com
If to Stockholder: At the address set forth next to the name of Stockholder on the signature pages hereto.
SECTION 7.5   Headings.   The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
SECTION 7.6   Severability.   The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application of such provision to any person or any circumstance, is invalid or unenforceable (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application of such provision, in any other jurisdiction.
SECTION 7.7   Entire Agreement; Assignment.   This Agreement constitutes the entire agreement, and supersedes all other prior agreements and understandings, both written and oral, between the parties, or any of them, with respect to the subject matter hereof. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties, except that without consent, Purchaser may assign all or any of its rights and obligations hereunder to any of its Subsidiaries or Affiliates that assume the rights and obligations of Purchaser under the Purchase Agreement. Subject to the preceding two sentences, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns. Notwithstanding anything to the contrary set forth herein, each Stockholder agrees that this Agreement and the obligations hereunder shall be binding upon any Person to which record or beneficial ownership of such Stockholder’s Subject Shares shall pass, whether by operation or law or otherwise, including such Stockholder’s heirs, guardians, administrators or successors and assigns, and each Stockholder agrees to take all commercially actions necessary to effect the foregoing.
SECTION 7.8   Parties in Interest.   This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement, including the right to rely upon the representations and warranties set forth herein. The representations and warranties in this Agreement are the product of negotiations among the parties hereto and are for the sole benefit of the parties hereto. Notwithstanding the foregoing, the Company shall be an express third party beneficiary solely of the provisions of Section 3.4 hereof. Any inaccuracies in such representations and warranties are subject to waiver by the parties hereto in accordance with Section 7.3 without notice or liability to any other person. In some instances, the representations and warranties in this Agreement may represent an allocation among the parties hereto of risks associated with particular matters regardless of the knowledge of any of the parties hereto. Consequently, Persons other than the parties hereto may not rely upon the representations and warranties in this Agreement as characterizations of actual facts or circumstances as of the date of this Agreement or as of any other date (except the Company solely with respect to Section 3.4 hereof).
SECTION 7.9   Interpretation.   When a reference is made in this Agreement to an Article or Section, such reference shall be to an Article or Section of this Agreement unless otherwise indicated. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. Any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented in accordance with the terms hereof, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein. References to a Person are also to its permitted successors and assigns. Each of the parties has participated in the drafting and negotiation of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement must be construed as if drafted by all the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of authorship of any of the provisions of this Agreement. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing any instrument to be drafted.
SECTION 7.10   Governing Law.   THIS AGREEMENT AND ALL QUESTIONS RELATING TO THE INTERPRETATION OR ENFORCEMENT OF THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAW OF THE STATE OF DELAWARE WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF TO THE EXTENT THAT SUCH PRINCIPLES WOULD DIRECT A MATTER TO ANOTHER JURISDICTION.
SECTION 7.11   Specific Performance.   Each Stockholder acknowledges that any breach of this Agreement would give rise to irreparable harm for which monetary damages would not be an adequate remedy and each of the Company and Purchaser shall be entitled to a decree of specific performance and to temporary, preliminary and permanent injunctive relief to prevent breaches or threatened breaches of any of the provisions of this Agreement, without the necessity of proving the inadequacy of monetary damages as a remedy, which shall be the sole and exclusive remedy for any such breach. Notwithstanding anything contained herein to the contrary, nothing in this Agreement shall be deemed to constitute a waiver, modification or amendment to any rights or remedies any party may have under the Purchase Agreement.
SECTION 7.12   Submission to Jurisdiction.   The parties hereby irrevocably submit to the exclusive personal jurisdiction of the Court of Chancery of the State of Delaware, or, if the Chancery Court declines jurisdiction, the United States District Court for the District of Delaware or the courts of the State of Delaware solely in respect of the interpretation and enforcement of the provisions of this Agreement and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Agreement may not be enforced in or by such courts, and the parties hereto irrevocably agree that all claims relating to such action, suit or proceeding shall be heard and determined in such courts. The parties hereby consent to and grant any such court jurisdiction over the person of such parties and, to the extent permitted by law, over the subject matter of such dispute and agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 7.4 or in such other manner as may be permitted by Law shall be valid and sufficient service thereof.
SECTION 7.13   Waiver of Jury Trial.   EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (iv) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.13.
SECTION 7.14   Counterparts.   This Agreement may be executed in two or more counterparts (including by facsimile transmission or other means of electronic transmission, such as by electronic mail in “pdf” form), each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument, and shall become effective when one or more counterparts have been signed by each of the parties and delivered (by facsimile or otherwise) to the other parties.
SECTION 7.15   Relationship of the Parties.   This Agreement has been negotiated on an arm’s length basis between the parties and is not intended to create a partnership, joint venture or agency relationship between the parties.
[signature page follows]

IN WITNESS WHEREOF, Purchaser and the Stockholder have caused this Agreement to be duly executed as of the day and year first above written.
INNOVIVA, INC.
By:

Name:
Title:
[Signature Page to Voting Agreement]

[STOCKHOLDER]
By:

Name:
Title:
[Signature Page to Voting Agreement]

Schedule I
Ownership of Common Shares
Name and Address of Stockholder	Number of Common Shares

Total:

ANNEX C
INVESTOR RIGHTS AGREEMENT
This INVESTOR RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of February 12, 2020 by and between Armata Pharmaceuticals Inc., a Washington corporation (the “Company”), and Innoviva, Inc., a Delaware corporation (the “Purchaser”), in connection with that certain Securities Purchase Agreement, dated as of January 27, 2020, by and between the Company and the Purchaser (the “Purchase Agreement”). Capitalized terms used herein have the respective meanings ascribed thereto in the Purchase Agreement unless otherwise defined herein.
The parties hereby agree as follows:
1. Certain Definitions.
As used in this Agreement, the following terms shall have the following meanings:
“Applicable Percentage” means, with respect to any person on any date of determination, the quotient, expressed as a percentage, determined by dividing (i) the number of Company Common Stock owned (directly or indirectly) by such person determined on a Fully Diluted Basis by (ii) the total number of Company Common Stock that are issued and outstanding determined on a Fully Diluted Basis.
“Board” means the board of directors of the Company.
“Company Common Stock” means the shares of common stock, par value $0.01 per share, of the Company.
“Exchange Shares” means Company Common Stock issued or issuable upon the exchange of the Warrants pursuant to the terms thereof.
“Exempted Securities” means
(i) Company Common Stock (or options or other rights to acquire Company Common Stock or securities convertible or exchangeable into or exercisable for Company Common Stock) issued as a dividend or distribution on the Warrants;
(ii) Company Common Stock (or options or other rights to acquire Company Common Stock or securities convertible or exchangeable into or exercisable for Company Common Stock) issued by reason of a dividend, stock split, split-up or other distribution of Company Common Stock;
(iii) Company Common Stock (or options or other rights to acquire Company Common Stock or securities convertible or exchangeable into or exercisable for Company Common Stock) issued to employees or directors of, or consultants or advisors to the Company or any of its Subsidiaries pursuant to a plan, agreement or arrangement;
(iv) Company Common Stock (or options or other rights to acquire Company Common Stock or securities convertible or exchangeable into or exercisable for Company Common Stock) issued to banks, equipment lessors or other financial institutions, or to real property lessors, pursuant to a debt financing, equipment leasing or real property leasing transaction ; or
(v) Company Common Stock (or options or other rights to acquire Company Common Stock or securities convertible or exchangeable into or exercisable for Company Common Stock) issued in connection with sponsored research, collaboration, technology license, development, manufacturing, supply, distribution, marketing or other similar commercial agreements or strategic partnerships.
“Fully Diluted Basis” means the number of shares of Company Common Stock outstanding or held (as the case may be), assuming the conversion, exchange or exercise of all securities or other instruments or rights that are convertible into or exercisable or exchangeable for Company Common Stock that are outstanding. For purposes of this definition, all Warrants shall be deemed converted on the date of determination in exchange for cash.

“Governmental Entity” means any federal, state, local, foreign, international or multinational entity or authority exercising executive, legislative, judicial, regulatory, administrative or taxing functions of or pertaining to government.
“New Securities” means, collectively, equity securities of the Company (including Company Common Stock), whether or not currently authorized, as well as rights, options, or warrants to purchase such equity securities, or securities of any type whatsoever that are, or may become, convertible or exchangeable into or exercisable for such equity securities. For the avoidance of doubt, New Securities shall not include any Exempted Securities.
“Purchased Shares” means the Company Common Stock acquired by the Purchaser pursuant to the Purchase Agreement.
2. Registration. [Reserved].
3. Participation Rights.
(a) Subject to the terms and conditions of this Section 3 and applicable securities or blue sky laws, if the Company proposes to offer or sell any New Securities, the Company shall first offer such New Securities to the Purchaser in accordance with the terms hereof.
(b) The Company shall give notice (the “Offer Notice”) to the Purchaser, stating (i) its bona fide intention to offer or sell such New Securities, (ii) the number of such New Securities to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such New Securities.
(c) By written notification to the Company within thirty (30) days after the Offer Notice is delivered to the Purchaser, the Purchaser may elect to purchase or otherwise acquire, at the price and on the terms specified in the Offer Notice, up to that portion of such New Securities which equals the Purchaser’s Applicable Percentage. The failure of the Purchaser to deliver such written notice within such time period shall be deemed an election by the Purchaser not to exercise its purchase rights with respect to such Offer Notice. To the extent that the Company offers two (2) or more New Securities or other securities in units, the Purchaser must purchase such units as a whole and will not be given the opportunity to purchase only one of the securities making up such unit.
(d) The Company shall sell all applicable New Securities to the Purchaser if it has elected to purchase such New Securities on a date to be mutually determined by the Company and the Purchaser, which date shall be not later than end of the ten (10) day period commencing at the expiration of the initial thirty (30) day election period; provided, however, that such ten (10) day period shall be extended automatically if any approvals or consents of any Governmental Entities are required to consummate the transaction and such approvals or consents are not received within such ten (10) day period for up to an additional one hundred twenty (120) days as long as such approvals or consents remain outstanding and the parties are continuing to exercise commercially reasonable efforts to obtain them.
(e) Upon the expiration of the offering period described in Section 3(d), the Company will be free to sell, during the one hundred twenty (120) day period commencing at the expiration of, as applicable, the initial thirty (30) day election period following delivery of an Offer Notice (as may be extended in accordance with Section 3(d)), any New Securities that the Purchaser has not elected to purchase, at a sale price not less than, and on other terms no less favorable to the Company than, those offered to the Purchaser as set forth in the Offer Notice, provided, that such one hundred twenty (120) day period shall be extended automatically if any approvals or consents of any Governmental Entities are required to consummate the transaction and such approvals or consents are not received within such one hundred twenty (120) day period for up to an additional one hundred twenty (120) days as long as such approvals or consents remain outstanding and the parties are continuing to exercise commercially reasonable efforts to obtain them. Any New Securities offered or sold by the Company after such one hundred twenty (120) day period (as such period may be extended in accordance with the immediately preceding sentence) must be reoffered to the Purchaser pursuant to this Section 3.
(f) The election by the Purchaser not to exercise its subscription rights under this Section 3 in any one instance shall not affect its right (other than in respect of a reduction in its Applicable Percentage) as to any subsequent proposed issuance of New Securities under this Section 3. The provisions of this Section 3 shall apply equally to any issuance or sale by the Company or any of its Subsidiaries of equity securities that would be deemed New Securities if issued by the Company which, for the avoidance of doubt, shall not include any issuance of New Securities by a wholly-owned Subsidiary to the Company or to another wholly-owned Subsidiary of the Company. Subject to the terms of this Section 3, any sale of New Securities by the Company or any other entity covered by the preceding sentence without first giving the Purchaser the rights described in this Section 3 shall be null and void and of no force and effect.
(g) Notwithstanding the terms set forth in this Section 3, if the Board determines in good faith that the Company must issue New Securities on an expedited basis without prior compliance with the terms of this Section 3 in order to avoid material harm to the Company (an “Expedited Issuance”), then, subject to compliance with the terms of the immediately following sentence, the Company may effect and consummate such Expedited Issuance without complying with the terms set forth in this Section 3 and shall not be deemed to be in breach of this Section 3 as a result thereof. As promptly as practicable following the consummation of such Expedited Issuance, the Company and the Purchaser shall comply with the terms of this Section 3 in respect of the New Securities issued in such Expedited Issuance such that the Purchaser has the opportunity to participate in such Expedited Issuance of New Securities and be put in the same place (including in respect of the percentage ownership of the equity securities of the Company) they would have been had such Expedited Issuance been effected in accordance with the terms of this Section 3.
(h) (i) The provisions of this Section 3 (i) shall not apply to the issuance of Exempted Securities and (ii) shall terminate and be of no further force or effect as of such time that the Purchaser, together with its Affiliates, have an Applicable Percentage of less than 10%.
4. Board Matters.
(a) For so long as the Purchaser, together with its Affiliates and permitted assignees (collectively, the “Investors”) have an Applicable Percentage of at least 8%, the Company shall cause the Board to consist of not more than eight (8) members without the prior written consent of the Investors (which shall not be unreasonably withheld).
(b) For so long as the Investors have an Applicable Percentage of at least 12.5%, the Investors shall have the right to designate two (2) directors to the Board, and for so long as the Investors, collectively, and together with their Affiliates, continue to have an Applicable Percentage of at least8% but less than 12.5%, the Investors shall have the right to designate one (1) director to the Board, in each case, in accordance with the terms of this Section 4. Any directors designated by the Investors in accordance with this Section 4 shall be referred to as “Investor Designees”. It is the intention of the Investor that the initial Investor Designees shall consist of Dr. Odysseas Kostas MD and Sarah Schlesinger MD . The right to designate one or more Investor Designees shall terminate and be of no further force or effect as of such time that the Investors have an Applicable Percentage of less than an applicable threshold percentage referenced in the first sentence of this Section 4(b). At any point in which the Investors are entitled to designate an Investor Designee, the Investors may provide written notice (a “Designation Notice”) to the Company naming the applicable Investor Designee(s) and demanding that the applicable Investor Designee(s) be appointed to the Board. Promptly, and in any event within five (five) Business Days, following receipt of the Designation Notice, the Company shall (i) cause a number of existing members of the Board equal to the number of Investor Designees so designated to resign from the Board and (ii) cause the Investor Designees to be appointed to the Board. Following the delivery of a Designation Notice and prior to the appointment of the Investor Designees to the Board, the Company shall not (and shall cause its Subsidiaries not to) take or approve any action outside of the ordinary course of business including (without limitation) in respect of:
(i)
strategic transactions, joint ventures and collaborations;

(ii)
sale or acquisition of assets or shares of the Company or any of its Subsidiaries, whether by merger, consolidation or otherwise;

(iii)
issuance of equity or debt securities;

(iv)
incurrence or prepayment of indebtedness;

(v)
declaration or payment of any dividend or distribution;

(vi)
amendment of any provision of this Agreement or any other governing documents of the Company or any of its Subsidiaries in a manner that would be inconsistent with the provisions of this Agreement;

(vii)
any change to the Company’s or any Subsidiary’s legal form, domicile or tax structure, or make any material change to the Company’s accounting or tax policies or practices; or

(viii)
amend or alter the compensation of any of the Company’s or Subsidiary’s executives.

(c) With respect to any vote of the Board, each director shall have one (1) vote and approval of all matters shall require the affirmative vote of a majority of directors.
(d) Subject to the terms of this Section 4, from and after the date hereof, the Company shall take all action within its power to cause the covenants set forth in Section 4(a) and Section 4(b) to be fulfilled in all respects including: (i) causing the Investor Designees to be named in any proxy statement of the Company with respect to the election of members of the Board, (ii) soliciting the votes of shareholders in respect of the Investor Designees in the same manner and with the same level of effort as with the solicitation in respect of other members of the Board, (iii) seeking to amend any organizational documents of the Company necessary to give effect to the Investors’ rights hereunder as may reasonably be requested by the Investors and (iv) take all actions permitted by applicable law to cause the Investor Designees to be members of the Board (including the appointment of the Investor Designees to the Board).
(e) Subject to clause (e) immediately below, in the event that an Investor Designee ceases to serve on the Board for any reason (including the death, disability or resignation of such person), the Investors shall be entitled to appoint a new Investor Designee in the place of such person, and the terms of this Section 4 shall apply equally to such replacement.
(f) In the event that the Applicable Percentage of the Investors (and their Affiliates) falls below a threshold set forth in Section 4(b) such that the Investors shall lose the right to designate one or more Investor Designees, if one or more Investor Designee has been designated, the Investors shall identify which of the Investor Designees shall no longer be an Investor Designee (such person, a “Departing Designee”), and which Investor Designee(s) (if any) will remain as such; for the avoidance of doubt, the terms of this Section 4 shall continue to apply to any Investor Designee who is not a Departing Designee. In the event of a Departing Designee, the Investors shall cause the removal or resignation of such Departing Designee prior to the next annual meeting of the Company shareholders, and the provisions of Section 4(b) and (c) shall not apply to such Departing Designee, and in connection therewith, the Company shall not be required to name such Departing Designee on its proxy statement or solicit votes in favor of such Departing Designee.
(g) For so long as the Investor holds the Applicable percentages set forth above, in the event that any member of the Board serves on the board of directors or similar governing body of any Subsidiary of the Company (a “Subsidiary Board”) or in the event that any shareholder of the Company has appointed or designated a person to serve on a Subsidiary Board, the Investors shall be entitled to designate a number of Investor Designees to the Subsidiary Board equal to the greater of  (x) one Investor Designee or (y) such other number of Investor Designees such that the proportionate representation of Investor Designees on such Subsidiary Board approximates, as closely as possible, the proportionate representation of Investor Designees on the Board.
Subject to applicable law and listing requirements, the Investor Designees shall be entitled to be a member of any committee of the Board (including an executive or similar committee).
(h) Any person designated by the Investor as an Investor Designee must possess the requisite financial and business experience to serve as a director of the Company (it being understood that the directors and each of the executives and investment professionals employed by the Investor or its Affiliates shall be deemed to possess such experience). If the Board and all applicable committees of the Board reasonably determine that an Investor Designee satisfies the criteria in the foregoing sentence, the Board shall nominate and appoint such Investor Designee to the Board.

(i) For purposes of this Section 4, whenever the action of the Investors is required, such action shall be effected by vote of a majority of Investors.
5. Information and Confidentiality.
The Company shall provide to Purchaser all information and documentation reasonably requested by Purchaser, within the periods reasonably requested by Purchaser, as is necessary for the Purchaser to complete and file all public filings required to be made by Purchaser under applicable Law and the rules and regulations of the Securities Exchange Commission.
The Purchaser agrees that it will keep confidential and will not disclose or divulge any confidential information obtained from the Company pursuant to the terms of this Agreement, unless such confidential information (a) is known or becomes known to the public in general (other than as a result of a breach of this Section 5 by the Purchaser), (b) is or has been independently developed or conceived by the Purchaser without use of the Company’s confidential information, or (c) is or has been made known or disclosed to the Purchaser by a third party without a breach of any obligation of confidentiality such third party may have to the Company; provided, however, that the Purchaser may disclose confidential information (i) to its attorneys, accountants, consultants and other professionals to the extent necessary to obtain their services in connection with matters related to the Company; (ii) to any prospective purchaser of any Registrable Securities from the Purchaser, if such prospective purchaser agrees to be bound by the provisions of this Section 5; (iii) to any Affiliate or its or their general or limited partners, members, stockholders, employees, officers or directors, in the ordinary course of business, provided that the Purchaser informs such person that such information is confidential and directs such person to maintain the confidentiality of such information; or (iv) as may otherwise be required by law, regulation, rule, court order, arbitration order or subpoena, provided that the Purchaser promptly notifies the Company of such disclosure and takes reasonable steps to minimize the extent of any such required disclosure. The Purchaser acknowledges and agrees that the securities laws of the United States and other jurisdictions contain prohibitions on the trading in the securities of the Company while in possession of material nonpublic information regarding the Company, and agrees to comply with such restrictions.
6. Miscellaneous.
(a) Amendments and Waivers.   This Agreement may be amended only by a writing signed by the Company and the Purchaser. The failure or delay in enforcing compliance at any time with respect to any of the provisions, terms or conditions of this Agreement shall not be considered a waiver of such provision, term or condition itself or of any of the other provisions, terms or conditions hereof.
(b) Notices.   All notices and other communications provided for or permitted hereunder shall be made as set forth in Section 9.1 of the Purchase Agreement.
(c) Assignments and Transfers by the Purchaser.   The provisions of this Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. The Purchaser may transfer or assign, in whole or from time to time in part, to one or more persons its rights hereunder in connection with the transfer of Registrable Securities by the Purchaser to such person, provided that the Purchaser complies with all laws applicable thereto and the provisions of the Purchase Agreement and the Warrant and provides written notice of assignment to the Company prior to such assignment or transfer being effected, and such transferee agrees in writing and as a condition to the receipt of Registrable Securities to be bound by all of the provisions contained herein.
(d) Assignments and Transfers by the Company.   This Agreement may not be assigned by the Company (whether by operation of law or otherwise) without the prior written consent of the Purchaser; provided, however, that in the event that the Company is a party to a merger, consolidation, share exchange or similar business combination transaction in which the Company Common Stock are converted into the equity securities of another person, from and after the effective time of such transaction, such person shall, by virtue of such transaction, be deemed to have assumed the obligations of the Company hereunder, and the term “Company” shall be deemed to refer to such person and the term “Registrable Securities” shall be deemed to include the securities received by the Purchaser in connection with such transaction unless such securities are otherwise freely tradable by the Purchaser after giving effect to such transaction.

(e) Benefits of the Agreement.   The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.
(f) Counterparts.   This Agreement may be executed in several counterparts, and by each party on separate counterparts, each of which and any photocopies or other electronic transmission (including by PDF) thereof shall be deemed an original, but all of which together shall constitute one and the same agreement.
(g) Titles and Subtitles.   The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.
(h) Severability.   Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provisions hereof prohibited or unenforceable in any respect.
(i) Further Assurances.   The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.
(j) Entire Agreement.   This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.
(k) Specific Performance.   Without limiting remedies that may be available at law or in equity, the parties acknowledge that any failure by any party to comply with their respective obligations under this Agreement would result in material irreparable injury to the other party for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the non-breaching party may specifically enforce the breaching party’s obligations under this Agreement without the need to show actual damages and without the need to post a bond or other security.
(l) Governing Law; Consent to Jurisdiction; Waiver of Jury Trial.   This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without regard to the choice of law principles thereof. Each Party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the State of Delaware. Each party hereby irrevocably submits to the exclusive jurisdiction of such courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or other proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or other proceeding by mailing a copy thereof via registered or certified United States mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. THE PARTIES HEREBY WAIVE ALL RIGHTS TO A TRIAL BY JURY.
[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.
COMPANY:
ARMATA PHARMACEUTICALS INC.
By:	/s/ Todd R. Patrick
	Name:	Todd R. Patrick
	Title:	Chief Executive Officer
PURCHASER:
INNOVIVA, INC.
By:	/s/ Geoffrey Hulme
	Name:	Geoffrey Hulme
	Title:	Interim Principal Executive Officer

ANNEX D
ARTICLES OF AMENDMENT
OF
ARMATA PHARMACEUTICALS, INC.
AMENDED AND RESTATED ARTICLES OF INCORPORATION
Pursuant to Chapter 23B.10 of the Washington Business Corporation Act (the “WBCA”), Armata Pharmaceuticals, Inc., a Washington corporation, hereby submits the following Articles of Amendment to its Amended and Restated Articles of Incorporation (the “Articles of Amendment”):
Article 1. Name.   The name of the corporation is Armata Pharmaceuticals, Inc. (the “Corporation”).
Article 2. Date of Adoption.   The amendment set forth in Article 4 of this Articles of Amendment was adopted on [           ], 2020.
Article 3. Manner of Adoption.   The amendment set forth in Article 4 of this Article of Amendment was adopted by a sufficient vote of the shareholders of the corporation in accordance with 23B.10.030 and 23B.10.040 of the WBCA.
Article 4. Amendment to Amended Articles of Incorporation.   Article 11 of the Amended and Restated Articles of Incorporation is hereby amended to add the following paragraph at the second paragraph in said Article 11:
“Without limiting this corporation’s rights or obligations under any contract or agreement, this corporation renounces, to the fullest extent permitted by law, any interest or expectancy of this corporation in, or in being offered an opportunity to participate in, any Excluded Opportunity (as defined in the following sentence). An “Excluded Opportunity” is any potential transaction or matter that may be an opportunity for this corporation that is presented to, or acquired, created or developed by, or which otherwise comes into the possession of  (i) Innoviva, Inc. or (ii) any of its Affiliates (as defined below) (each a “Covered Person” and collectively, “Covered Persons”), unless such potential transaction or matter is presented to, or acquired, created or developed by, or otherwise comes into the possession of, a Covered Person expressly and solely in such Covered Person’s capacity as a director of the Corporation. An “Affiliate” is, with respect to Innoviva, Inc., any other person directly or indirectly controlling, controlled by or under common control with such person, which shall include any director (including in such person’s capacity as an observer on any committee of the Board of Directors) who has been designated by Innoviva, Inc., but shall not include this corporation or any of its subsidiaries.”
Article 5. Effective Date of this Article of Amendment.   The effective date of these Articles of Amendment shall be upon filing with the Washington Secretary of State.
Article 6. Signature.   This record is hereby executed under penalties of perjury, and is, to the best of my knowledge, true and correct.

Todd R. Patrick, Chief Executive Officer
Date: [           ] [      ], 2020

RETURN ADDRESS FOR THIS FILING:
This address will be sent document(s) regarding this specific filing in addition to documents(s) being sent to the Registered Agent’s street or mailing address.
Attention to:
National Registered Agents, Inc.
711 Capital Way, Suite 204
Olympia, WA 98501-1267

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